

                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                     FORM 8-K
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: September 30, 2001

                           LINCOLN NATIONAL CORPORATION

             (Exact name of registrant as specified in its charter)
       Indiana                       1-6028                   35-1140070
(State of Incorporation)     (Commission File Number       (I.R.S. Employer
                                                           Identification No.)

1500 Market Street, Suite 3900, Centre Square West Tower, Philadelphia, PA  19102
                     (Address of principal executive offices)

                    Registrant's telephone number 219-448-1400

Item 9
Financial Report for the quarter ended September 30, 2001.


9/30/01                                                                               PAGE 1

                                   Financial Highlights
                     Unaudited [Amounts in Millions, except Per Share]

                                                  For the Quarter Ended September 30
                                                  2001        2000
                                                Amount      Amount       Change    % Change
                                              --------    --------     --------    --------
Income from Operations
  Annuities                                       72.4       102.9        (30.5)     (29.6%)
  Life Insurance                                  70.1        66.5          3.6        5.4%
  Reinsurance                                     17.2        28.2        (11.0)     (39.0%)
  Investment Management                            3.5         9.9         (6.4)     (64.6%)
  Lincoln UK                                      10.1        10.6         (0.5)      (4.7%)
  Corporate & Other                              (30.1)      (27.3)        (2.8)
                                              --------    --------     --------    --------
       Total Income from Operations*             143.2       190.7        (47.5)     (24.9%)

  Realized gains (losses) on investments         (23.8)      (11.6)       (12.2)
  Gains (losses) on derivatives                   (0.4)        0.0         (0.4)
  Restructuring charges                            0.0       (40.5)        40.5
                                              --------    --------     --------    --------
Income before Accounting Changes                 119.1       138.6        (19.6)
  Cumulative effect of accounting changes**        0.0         0.0          0.0
                                              --------    --------     --------    --------
      Net Income*                                119.1       138.6        (19.5)     (14.1%)
                                              ========    ========     ========    ========
Earnings per share (diluted)
Income from Operations*                          $0.74       $0.98       ($0.24)     (24.5%)
Realized gain (losses) on investments           ($0.13)     ($0.06)      ($0.07)
Gains (losses) on derivatives                    $0.00       $0.00        $0.00
Restructuring charges                            $0.00      ($0.21)       $0.21
                                              --------    --------     --------    --------
Income before Accounting Changes                 $0.61       $0.71       ($0.10)
  Cumulative effect of accounting changes**      $0.00       $0.00            -
                                              --------    --------     --------    --------
      Net Income*                                $0.61       $0.71       ($0.10)     (14.1%)
                                              ========    ========     ========    ========

Inc. from Oper.- before Goodwill Amort.
  Annuities                                       72.7       103.2        (30.5)     (29.6%)
  Life Insurance                                  76.0        72.4          3.6        5.0%
  Reinsurance                                     17.7        28.6        (11.0)     (38.3%)
  Investment Management                            7.5        14.0         (6.4)     (46.2%)
  Lincoln UK                                      10.3        11.8         (1.5)     (12.7%)
  Corporate & Other                              (30.1)      (27.3)        (2.8)
                                              --------    --------     --------    --------
       Total                                     154.1       202.7        (48.6)     (24.0%)
                                              ========    ========     ========    ========
Earnings per share (diluted)
    Inc. from Oper.- before Goodwill Amort.      $0.79       $1.04       ($0.25)     (24.0%)

Operating Revenue
  Annuities                                      499.5       546.2        (46.7)      (8.5%)
  Life Insurance                                 468.9       452.4         16.5        3.6%
  Reinsurance                                    467.4       457.9          9.4        2.1%
  Investment Management                          105.5       124.1        (18.7)     (15.0%)
  Lincoln UK                                      70.7       112.8        (42.1)     (37.3%)
  Corporate & Other                               35.0        39.6         (4.6)     (11.7%)
                                              --------    --------     --------    --------
       Total Operating Revenue                  1646.9      1733.1        (86.2)      (5.0%)
                                              ========    ========     ========    ========

Revenue (Including Investment Gains/Losses)
  Annuities                                      478.2       532.1        (53.9)     (10.1%)
  Life Insurance                                 460.6       453.2          7.4        1.6%
  Reinsurance                                    460.5       454.4          6.1        1.3%
  Investment Management                          104.7       123.8        (19.1)     (15.4%)
  Lincoln UK                                      76.3       112.8        (36.6)     (32.4%)
  Corporate & Other                               29.0        39.7        (10.7)     (27.0%)
                                              --------    --------     --------    --------
       Total Revenue                            1609.3      1716.1       (106.8)      (6.2%)
                                              ========    ========     ========    ========

Operational Data by Segment: (Billions)

Annuities Segment
  Annuity Gross Deposits                         1.580       1.242        0.338       27.2%
  Annuity Net Cash Flows                         0.261      (0.812)       1.073
  Annuity Account Values                        46.810      58.443      (11.633)     (19.9%)

Life Insurance Segment
  Life Insurance First Year Premium              0.134       0.145       (0.011)      (7.6%)
  Life Insurance In-force                      227.751     211.308       16.443        7.8%
  Life Insurance Account Values                 10.939      10.716        0.223        2.1%

Reinsurance Segment
  Individual Life In-force Sales                  28.6        37.2        (8.6)      (23.1%)
  Reinsurance Life In-force                      497.3       412.6        84.7        20.5%

Investment Management Segment
  Retail Deposits                                0.800       1.118      (0.318)      (28.4%)
  Retail Net Cash Flows                         (0.126)     (0.326)      0.200
  Institutional In-flows                         0.883       0.715       0.168        23.5%
  Institutional Net Cash Flows                  (0.155)     (0.983)      0.828
  Total Net Cash Flows                          (0.281)     (1.309)      1.028
  Assets Under Management                       44.530      55.527     (10.996)      (19.8%)
  Assets Under Management - Insurance Assets    37.337      34.981       2.356         6.7%
  Assets Under Management - Total Segment       81.867      90.508      (8.640)       (9.5%)

Consolidated
Consolidated Domestic Retail Deposits            2.785       2.691       0.093         3.5%
Consolidated Domestic Retail Account Balances   74.509      90.893     (16.384)      (18.0%)
Annuities & Investment Management Net Flows      0.162      (1.927)      2.089

Total Assets Under Management                  117.462     136.271     (18.809)      (13.8%)



                                   Financial Highlights
             Unaudited [Amounts in Millions, except Per Shares] (Continued)

                                                 For the Nine Months Ended September 30
                                                  2001        2000
                                                Amount      Amount      Change    % Change
                                              --------    --------    --------    --------
Income from Operations
  Annuities                                      245.5       275.6       (30.1)     (10.9%)
  Life Insurance                                 205.8       189.3        16.5        8.7%
  Reinsurance                                     98.1        85.9        12.2       14.2%
  Investment Management                            9.6        35.4       (25.8)     (72.9%)
  Lincoln UK                                      40.7        45.5        (4.8)     (10.5%)
  Corporate & Other                             (109.8)      (97.4)      (12.4)
                                              --------    --------    --------    --------
       Total Income from Operations*             489.9       534.4       (44.5)      (8.3%)

  Realized gains (losses) on investments         (48.6)      (18.7)      (29.9)
  Gains (losses) on derivatives                   (0.2)        0.0        (0.2)
  Restructuring charges                           (4.5)      (43.2)       38.7
                                              --------    --------    --------    --------
Income before Accounting Changes                 436.6       472.5       (35.9)
  Cumulative effect of accounting changes**      (15.6)        0.0       (15.6)
                                              --------    --------    --------    --------
      Net Income*                                421.0       472.5       (51.5)     (10.9%)
                                              ========    ========    ========    ========
Earnings per share (diluted)
Income from Operations*                          $2.53       $2.74      ($0.21)      (7.7%)
Realized gain (losses) on investments           ($0.25)     ($0.10)     ($0.15)
Gains (losses) on derivatives                    $0.00       $0.00       $0.00
Restructuring charges                           ($0.02)     ($0.22)      $0.20
                                              --------    --------    --------    --------
Income before Accounting Changes                 $2.26       $2.42      ($0.16)
  Cumulative effect of accounting changes**     ($0.08)      $0.00      ($0.08)
                                              --------    --------    --------    --------
      Net Income*                                $2.18       $2.42      ($0.24)      (9.9%)
                                              ========    ========    ========    ========

Inc. from Oper.- before Goodwill Amort.
  Annuities                                      246.4       274.6       (28.2)     (10.3%)
  Life Insurance                                 223.6       207.1        16.5        7.9%
  Reinsurance                                     99.5        87.2        12.2       14.0%
  Investment Management                           21.7        47.6       (25.9)     (54.4%)
  Lincoln UK                                      41.2        49.4        (8.2)     (16.6%)
  Corporate & Other                             (109.8)      (97.4)      (12.5)
                                              --------    --------    --------    --------
       Total                                     522.6       568.6       (46.0)      (8.1%)
                                              ========    ========    ========    ========
Earnings per share (diluted)
    Inc. from Oper.- before Goodwill Amort.      $2.70       $2.92      ($0.22)      (7.5%)

Operating Revenue
  Annuities                                     1534.4      1620.8       (86.4)      (5.3%)
  Life Insurance                                1402.2      1348.4        53.8        4.0%
  Reinsurance                                   1433.8      1309.5       124.3        9.5%
  Investment Management                          329.9       374.0       (44.1)     (11.8%)
  Lincoln UK                                     222.0       334.4      (112.4)     (33.6%)
  Corporate & Other                               60.6       119.2       (58.6)     (49.2%)
                                              --------    --------    --------    --------
       Total Operating Revenue                  4982.9      5106.3      (123.4)      (2.4%)
                                              ========    ========    ========    ========

Revenue (Including Investment Gains/Losses)
  Annuities                                     1500.7      1611.3      (110.6)      (6.9%)
  Life Insurance                                1375.9      1339.1        36.8        2.7%
  Reinsurance                                   1417.2      1306.1       111.2        8.5%
  Investment Management                          327.2       370.3       (43.1)     (11.6%)
  Lincoln UK                                     230.1       333.9      (103.8)     (31.1%)
  Corporate & Other                               55.8       117.3       (61.5)     (52.4%)
                                              --------    --------    --------    --------
       Total Revenue                            4907.0      5078.0      (170.9)      (3.4%)
                                              ========    ========    ========    ========

Operational Data by Segment: (Billions)

Annuities Segment
  Annuity Gross Deposits                         4.398       3.911       0.487       12.5%
  Annuity Net Cash Flows                        (0.526)     (2.193)      1.667
  Annuity Account Values                        46.810      58.443     (11.634)     (19.9%)

Life Insurance Segment
  Life Insurance First Year Premium              0.416       0.431      (0.015)      (3.5%)
  Life Insurance In-force                      227.751     211.308      16.443        7.8%
  Life Insurance Account Values                 10.939      10.716       0.223        2.1%

Reinsurance Segment
  Individual Life In-force Sales                  87.8       104.3       (16.5)     (15.8%)
  Reinsurance Life In-force                      497.3       412.6        84.7       20.5%

Investment Management Segment
  Retail Deposits                                2.778       3.505      (0.727)     (20.7%)
  Retail Net Cash Flows                         (0.334)     (1.575)      1.241
  Institutional In-flows                         3.130       2.616       0.514       19.6%
  Institutional Net Cash Flows                  (0.127)     (4.651)      4.524
  Total Net Cash Flows                          (0.461)     (6.226)      5.765
  Assets Under Management                       44.530      55.527     (10.996)     (19.8%)
  Assets Under Management - Insurance Assets    37.337      34.981       2.356        6.7%
  Assets Under Management - Total Segment       81.867      90.508      (8.640)      (9.5%)

Consolidated
Consolidated Domestic Retail Deposits            8.017       8.427      (0.409)      (4.9%)
Consolidated Domestic Retail Account Balances   74.509      90.893     (16.384)     (18.0%)
Annuities & Investment Management Net Flows     (0.820)     (7.168)      6.348

Total Assets Under Management                  117.462     136.271     (18.809)     (13.8%)


*  Income from operations and net income include special charges of $33.2 million after-tax
($51.1 million pre-tax) or $0.17 per share recorded in the 3rd quarter of 2001 related to the events of September 11, 2001.

** The cumulative effect of accounting changes relates to the adjustment recorded upon adoption of FAS #133 in the 1st qtr. 2001 and the adjustment recorded upon the adoption of EITF 99-20 in the 2nd qtr. 2001.





9/30/01                                                                           PAGE 2

                                 Financial Highlights
                   Unaudited [Amounts in Millions, except Per Share]

                                                  For the Quarter Ended September 30

                                             2001         2000
                                           Amount       Amount       Change     % Change
                                         --------     --------     --------     --------
Consolidated Operational Data: (Millions)

Balance Sheet Assets - End of Period      90206.0     103243.1     (13037.1)      (12.6%)

Shareholders' Equity
  Beg of Period (Securities at Market)     5055.9       4223.7        832.2
  End of Period (Securities at Market)     5368.6       4538.6        830.0
  End of Period (Securities at Cost)       5100.4       4876.3        224.1
  Average Equity (Securities at Cost)      5085.0       4867.2        217.8

Return on Equity
  Inc from Operations/Average Equity        11.3%        15.7%        (4.4%)
  Net Income/Average Equity                  9.4%        11.4%        (2.0%)

Return on Capital
  Inc from Operations/Average Capital        9.7%        12.7%        (3.0%)

Common Stock Outstanding
  Average for the Period - Diluted          194.8        195.6         (0.8)       (0.4%)
  End of Period - Assuming Conv of Pref.    189.8        191.8         (2.0)       (1.0%)
  End of Period - Diluted                   193.3        196.2         (2.9)       (1.5%)

Book Value (Securities at Market)          $28.29       $23.67         4.62        19.5%
Book Value (Securities at Cost)            $26.87       $25.43         1.44         5.7%

Cash Returned to Shareholders
  Share Repurchase - dollar amount          182.6          0.0        182.6
  Dividends Declared  to Shareholders        57.7         55.8          1.9
                                         --------     --------     --------     --------
    Total Cash Returned to Shareholders     240.3         55.8        184.5
                                         ========     ========     ========     ========

  Share Repurchase - number of shares       4.084        0.000        4.084

  Dividend Declared on Common
Stock - per share                          $0.305       $0.290       $0.015         5.2%


                                                For the Quarter Ended September 30

Comprehensive Income                          2001         2000
 (millions)                                 Amount       Amount
                                         --------     --------     --------     --------
Net Income                                  119.1        138.6
Foreign Currency Translation                 22.2         (2.0)
Net Unrealized Gains (Losses)
on Securities                               171.7        218.9
Gains (Losses) on Derivatives                (6.6)         0.0
Cumulative Effect of
Accounting Change                             0.0          0.0
                                         --------     --------     --------     --------
   Comprehensive Income                     306.4        355.5
                                         ========     ========     ========     ========



                                  Financial Highlights
              Unaudited [Amounts in Millions, except Per Share] (Continued)

                                              For the Nine Months Ended September 30

                                             2001         2000
                                           Amount       Amount       Change     % Change
                                         --------     --------     --------     --------
Consolidated Operational Data:
(Millions)

Balance Sheet Assets - End of Period      90206.0     103243.1     (13037.1)      (12.6%)

Shareholders' Equity
  Beg of Period (Securities at Market)     4954.1       4263.9        690.2
  End of Period (Securities at Market)     5368.6       4538.6        830.0
  End of Period (Securities at Cost)       5100.4       4876.3        224.1
  Average Equity (Securities at Cost)      4986.3       4803.9        182.4

Return on Equity
  Inc from Operations/Average Equity        13.1%        14.8%        (1.7%)
  Net Income/Average Equity                 11.3%        13.1%        (1.9%)

Return on Capital
  Inc from Operations/Average Capital       11.0%        12.0%        -1.0%

Common Stock Outstanding
  Average for the Period - Diluted          193.5        194.9         (1.4)       (0.7%)
  End of Period - Assuming Conv of Pref.    189.8        191.8         (2.0)       (1.0%)
  End of Period - Diluted                   193.3        196.2         (2.9)       (1.5%)

Book Value (Securities at Market)          $28.29       $23.67         4.62        19.5%
Book Value (Securities at Cost)            $26.87       $25.43         1.44         5.7%

Cash Returned to Shareholders
  Share Repurchase - dollar amount          369.5        158.3        211.2
  Dividends Declared  to Shareholders       171.9        165.9          6.0
    Total Cash Returned to Shareholders     541.4        324.2        217.2

  Share Repurchase - number of shares       8.384        5.109        3.275

  Dividend Declared on Common
Stock - per share                          $0.915       $0.870       $0.045         5.2%

                                                 For the Nine Months Ended September 30

Comprehensive Income                         2001         2000
(millions)                                 Amount       Amount
                                         --------     --------     --------     --------
Net Income                                  421.0        472.5
Foreign Currency Translation                (15.0)       (10.2)
Net Unrealized Gains (Losses)
on Securities                               235.9        128.0
Gains (Losses) on Derivatives                 2.8          0.0
Cumulative Effect of
Accounting Change                            17.6          0.0
                                          -------      -------
   Comprehensive Income                     662.3        590.3
                                          =======      =======





9/30/01                                                                                                              PAGE 3

                                                         Financial Highlights
                                                   Unaudited [Amounts in Millions]

                                              For the Quarter Ended September 30      For the Nine Months Ended September 30

                                              2001       2000                            2001       2000
                                            Amount     Amount   Change   % Change      Amount     Amount   Change   % Change
                                           -------    -------  -------    -------     -------    -------  -------   --------
Consolidated Condensed Statements of Income
Revenue:
  Insurance Premiums and Fees                821.6      882.0    (60.4)    (6.9%)     2,568.5    2,571.9     (3.4)    (0.1%)
  Investment Advisory Fees                    47.2       53.3     (6.1)   (11.4%)       146.3      159.5    (13.2)    (8.3%)
  Net Investment Income                      686.2      690.0     (3.8)    (0.6%)     2,033.0    2,075.0    (42.0)    (2.0%)
  Realized Gains (Losses) on Investments     (37.1)     (17.0)   (20.2)                 (75.5)     (28.3)   (47.2)
  Gains (Losses) on Derivatives               (0.4)         -     (0.4)                  (0.2)         -     (0.2)
  Other                                       91.9      107.7    (15.8)   (14.7%)       235.1      299.9    (64.8)   (21.6%)
                                           -------    -------  -------    -------     -------    -------  -------  --------
    Total Revenue                          1,609.3    1,716.1   (106.8)    (6.2%)     4,907.0    5,078.0   (170.9)    (3.4%)
Benefits and Expenses:
  Benefits                                   903.1      893.5      9.7      1.1%      2,664.8    2,636.4     28.4      1.1%
  Underwriting, Acquisition,
   Insurance and Other Expenses              556.5      632.3    (75.8)   (12.0%)     1,667.8    1,793.6   (125.7)    (7.0%)
                                           -------    -------  -------    -------     -------    -------  -------  --------
    Total Benefits and Expenses            1,459.6    1,525.7    (66.1)    (4.3%)     4,332.7    4,430.0    (97.4)    (2.2%)
                                           -------    -------  -------    -------     -------    -------  -------  --------
    Net Income
      before Federal Taxes                   149.6      190.4    (40.7)                 574.4      648.0    (73.6)   (11.4%)
Federal Income Taxes                          30.6       51.8    (21.2)                 137.9      175.5    (37.6)   (21.4%)
                                           -------    -------  -------    -------     -------    -------  -------  --------

Income before Accounting Changes             119.1      138.6    (19.5)                 436.5      472.5    (36.0)
Cumulative Effect of Accounting Changes          -          -        -                  (15.6)         -    (15.6)
    Net Income                               119.1      138.6    (19.6)   (14.1%)       421.0      472.5    (51.5)   (10.9%)
                                           =======    =======  =======    =======     =======    =======  =======  ========

Income before Tax and Cumulative Effect
   of Accounting Changes By Segment
  Annuities                                   61.6      110.2    (48.6)                 259.5      331.4    (71.9)
  Life Insurance                              99.9      106.2     (6.3)                 289.9      291.2     (1.3)
  Reinsurance                                 18.9       38.5    (19.6)                 131.5      120.9     10.6
  Investment Management                        5.5       15.9    (10.4)                  13.6       48.3    (34.7)
  Lincoln UK                                  15.1      (39.0)    54.1                   55.9        7.0     48.9
  Corporate and Other                        (51.4)     (41.4)   (10.0)                (176.0)    (150.8)   (25.2)
                                           -------    -------  -------    -------     -------    -------  -------  --------
    Income before Tax and
      Cumulative Effect of Accounting
      Changes                                149.6      190.4    (40.8)                 574.4      648.0    (73.6)

Pre-Tax Realized Gains (Losses) by Segment*
  Annuities                                  (21.3)     (14.1)    (7.2)                 (33.6)      (9.5)   (24.1)
  Life Insurance                              (8.2)       0.8     (9.0)                 (26.3)      (9.3)   (17.0)
  Reinsurance                                 (6.9)      (3.5)    (3.4)                 (16.5)      (3.5)   (13.0)
  Investment Management                       (0.8)      (0.4)    (0.4)                  (2.6)      (3.6)     1.0
  Lincoln UK                                   5.5          -      5.5                    8.1       (0.5)     8.6
  Corporate and Other                         (5.9)       0.1     (6.0)                  (4.8)      (1.9)    (2.9)
                                           -------    -------  -------    -------     -------    -------  -------  --------
   Pre-Tax Realized Gains (Losses)
        on Investments and Derivatives       (37.6)     (17.0)   (20.6)                 (75.8)     (28.3)   (47.5)

After-Tax Realized Gains (Losses) by Segment*
  Annuities                                  (13.8)      (9.1)    (4.7)                 (21.9)      (6.2)   (15.7)
  Life Insurance                              (5.3)       1.0     (6.3)                 (17.1)      (5.4)   (11.7)
  Reinsurance                                 (4.5)      (2.2)    (2.3)                 (10.7)      (2.1)    (8.6)
  Investment Management                       (0.5)      (0.2)    (0.3)                  (1.7)      (2.4)     0.7
  Lincoln UK                                   3.9          -      3.9                    5.7       (0.4)     6.1
  Corporate and Other                         (3.9)      (1.0)    (2.9)                  (3.1)      (2.3)    (0.8)
                                           -------    -------  -------    -------     -------    -------  -------  --------
   After-Tax Realized Gains (Losses)
       on Investments and Derivatives        (24.1)     (11.6)   (12.5)                 (48.8)     (18.7)   (30.1)

* Includes both realized gains (losses) on investments and gains (losses) on derivatives.





9/30/01                                                                                                             PAGE 4

                                                    Financial Highlights
                     Unaudited [Amounts in Millions, except Retail Account Balances and Assets Managed]

                                                                                        As of
                                                     --------------------------------------------------------------------
                                                         September          December
                                                           2001               2000
                                                          Amount             Amount           Change           % Change
                                                     --------------     -------------     -------------     -------------
Consolidated Condensed Balance Sheets
Assets:
Investments:
  Securities Available for Sale:
    Fixed Maturities                                       28,931.6          27,449.8           1,481.8              5.4%
    Equities                                                  477.7             549.7             (72.0)           (13.1%)
  Mortgage Loans on Real Estate                             4,663.1           4,663.0               0.1              0.0%
  Real Estate                                                 288.8             282.0               6.8              2.4%
  Policy Loans                                              1,943.4           1,960.9             (17.5)            (0.9%)
  Other Long-Term Investments                                 483.4             463.3              20.2              4.4%
                                                     --------------     -------------     -------------     -------------
    Total Investments                                      36,788.0          35,368.6           1,419.4              4.0%
Other Assets:
  Assets Held in Separate Accounts                         39,479.8          50,579.9         (11,100.1)           (21.9%)
  Other Assets                                             13,938.2          13,895.5              42.7              0.3%
                                                     --------------     -------------     -------------     -------------
    Total Assets                                           90,206.0          99,844.1          (9,638.0)            (9.7%)
                                                     ==============     =============     =============     =============

Liabilities and Shareholders' Equity
Liabilities:
  Insurance and Investment Contract Liabilities            40,961.0          40,105.2             855.8              2.1%
  Liabilities Related to Separate Accounts                 39,479.8          50,579.9         (11,100.1)           (21.9%)
  Other Liabilities                                         4,396.6           4,204.9             191.7              4.6%
                                                     --------------     -------------     -------------     -------------
    Total Liabilities                                      84,837.4          94,890.0         (10,052.6)           (10.6%)
Shareholders' Equity:
  Net Unrealized Gains(Losses) on Securities                  268.2              12.0             256.2           2126.5%
  Other Shareholders' Equity                                5,100.4           4,942.0             158.4              3.2%
                                                     --------------     -------------     -------------     -------------
    Total Shareholders' Equity                              5,368.6           4,954.1             414.6              8.4%
                                                     --------------     -------------     -------------     -------------
    Total Liabilities and Shareholders' Equity             90,206.0          99,844.1          (9,638.0)            (9.7%)
                                                     ==============     =============     =============     =============

                                                                               As of September 30
                                                     ---------------------------------------------------------------------
($ billions)                                               2001               2000
                                                          Amount             Amount           Change           % Change
                                                     --------------     -------------     -------------     -------------
Domestic Retail Account Balances:
Annuities Segment - Fixed Annuities                          16.303            15.700             0.603              3.8%
Annuities Segment - Variable Annuities                       30.506            42.743           (12.237)           (28.6%)
Annuities Segment - Life Insurance                            0.134             0.166            (0.032)           (19.3%)
Life Insurance Segment - Life Insurance                      10.939            10.716             0.222              2.1%
Investment Management - Annuities                            10.665            14.824            (4.159)           (28.1%)
Investment Management - Mutual Funds                         10.301            14.102            (3.801)           (27.0%)
Investment Management - Wrap Fee & Other                      1.684             1.285             0.399             31.1%
Consolidating Adjustments                                    (6.023)           (8.644)
                                                     --------------     -------------     -------------     -------------
   Total Domestic Account Balance                            74.509            90.893           (16.384)           (18.0%)
                                                     ==============     =============     =============     =============

Assets Managed by Advisor:
Investment Management Segment                                81.867            90.508            (8.641)            (9.5%)
Lincoln UK                                                    6.474             7.838            (1.364)           (17.4%)
Policy Loans (within business units)                          1.943             1.936             0.008              0.4%
Non-LNC Affiliates                                           27.177            35.989            (8.812)           (24.5%)
                                                     --------------     -------------     -------------     -------------
   Total Assets Managed                                     117.462           136.271           (18.809)           (13.8%)
                                                     ==============     =============     =============     =============






9/30/01                                                                                                        PAGE 5

                                                Eleven-Year Summary
                               Unaudited [Millions of Dollars except Per Share Data]

For the Year Ended December 31                                 2000      1999      1998      1997      1996      1995
                                                             ------    ------    ------    ------    ------    ------
Revenue
  Annuities                                                  2133.7    2115.8    2068.1    2023.0    1805.0    1877.1
  Life Insurance                                             1819.0    1760.4    1378.5     544.8     549.2     514.9
  Reinsurance                                                1769.3    1829.7    1577.7    1387.5    1561.8    1417.4
  Investment Management                                       490.3     495.5     491.9     459.1     410.5     290.5
  Lincoln UK                                                  438.2     446.6     439.7     427.3     393.2     351.5
  Employee Life - Health Benefits
  Corporate & Other                                           201.1     155.7     131.1      56.8      13.8     135.1
                                                             ------    ------    ------    ------    ------    ------
      Total Revenue                                          6851.5    6803.7    6087.1    4898.5    4733.6    4586.5
                                                             ======    ======    ======    ======    ======    ======
Income from Operations*
  Annuities                                                   362.0     299.4     262.4     223.0     174.6     175.2
  Life Insurance                                              259.9     212.0     149.2      39.9      41.2      35.4
  Reinsurance                                                 122.5      40.1     104.9    (150.1)     74.8     (70.5)
  Investment Management                                        44.1      61.0      43.9      18.1      18.6      20.6
  Lincoln UK                                                   61.0     (13.9)     70.9    (108.3)     66.0      45.9
  Employee Life - Health Benefits
  Corporate & Other                                          (130.5)   (123.2)   (100.9)    (73.2)    (76.5)    (65.7)
                                                             ------    ------    ------    ------    ------    ------
       Total Income from Cont Oper                            719.1     475.5     530.4     (50.6)    298.8     140.8
  Discontinued Operations                                                                   110.1     135.3     165.6
                                                             ------    ------    ------    ------    ------    ------
       Income from Operations                                 719.1     475.5     530.4      59.4     434.1     306.5
                                                             ======    ======    ======    ======    ======    ======
Net Income
  Annuities                                                   358.6     291.5     273.8     263.3     204.3     248.8
  Life Insurance                                              249.3     211.5     127.5      39.1      51.8      40.6
  Reinsurance                                                 122.3      40.6     102.3    (133.8)     86.8     (59.6)
  Investment Management                                        37.0      51.6      44.4      25.1      25.0      27.4
  Lincoln UK                                                  (13.2)    (18.2)     71.7    (106.8)     66.0      45.7
  Employee Life - Health Benefits
  Corporate & Other                                          (132.5)   (116.7)   (109.9)    (64.6)    (77.5)     (1.4)
                                                             ------    ------    ------    ------    ------    ------
       Total Net Inc from Cont Oper                           621.4     460.4     509.8      22.2     356.4     301.4
  Discontinued Operations                                                                   911.8     157.2     180.8
                                                             ======    ======    ======    ======    ======    ======
       Total Net Income                                       621.4     460.4     509.8     934.0     513.6     482.2
                                                             ======    ======    ======    ======    ======    ======
OTHER DATA

 Assets                                                     99844.1  103095.7   93836.3   77174.7   71713.4   63257.7

Shareholders' Equity:
 Securities and Derivatives at Market                        4954.1    4263.9    5387.9    4982.9    4470.0    4378.1
 Securities and Derivatives at Cost                          4942.0    4729.6    4835.6    4546.9    4057.1    3679.9
 Average Equity (Sec & Deriv at Cost)                        4831.9    4818.7    4685.6    4214.1    3866.0    3550.5

Common Shares Outstanding:  (millions)
 End of Period - Diluted                                      195.2     197.0     203.4     204.7     209.5     210.3
 Average for the Period - Diluted                             194.9     200.4     203.3     208.0     210.7     209.5

Per Share Data (Diluted)
 Income (Loss) from Continuing Operations                     $3.69     $2.37     $2.61    ($0.24)    $1.42     $0.67
 Income from Operations *                                     $3.69     $2.37     $2.61     $0.29     $2.06     $1.46
 Net Income from Continuing Operations                        $3.19     $2.30     $2.51     $0.11     $1.69     $1.44
 Net Income                                                   $3.19     $2.30     $2.51     $4.49     $2.44     $2.30

 Shareholders' Equity:
 Shareholders' Equity (Sec & Deriv at Market)                $25.92    $21.76    $26.59    $24.63    $21.50    $20.95
 Shareholders' Equity (Sec & Deriv at Cost)                  $25.85    $24.14    $23.86    $22.48    $19.51    $17.61
 Dividends Declared (Common Stock)                           $1.175    $1.115    $1.055    $0.995    $0.935    $0.875

Return on Equity (see page 32)
  Net Income/Average Equity                                   12.9%      9.6%     10.9%     22.2%     13.3%     13.6%
  Inc from Operations/Average Equity                          14.9%      9.9%     11.3%      1.4%     11.2%      8.6%

 Market Value of Common Stock
  High for the Year                                         $56.375   $57.500   $49.438   $39.063   $28.500   $26.875
  Low for the Year                                          $22.625   $36.000   $33.500   $24.500   $20.375   $17.313
  Close for the Year                                        $47.313   $40.000   $40.907   $39.063   $26.250   $26.875


                                                    Eleven-Year Summary
                                   Unaudited [Millions of Dollars except Per Share Data]

                                                                                                                 Ten-year
                                                                                                                 compound
For the Year Ended December 31                                 1994      1993      1992      1991      1990    annual growth
                                                             ------    ------    ------    ------    ------    -------------
Revenue
  Annuities                                                  1506.2    1603.8    1336.2    1216.7    1073.7         7.1%
  Life Insurance                                              466.2     477.5     444.4     417.3     371.7        17.2%
  Reinsurance                                                1267.4    1101.9    1074.6     774.3     741.6         9.1%
  Investment Management
  Lincoln UK                                                  216.0     174.9     180.6     169.6     161.1        10.5%
  Employee Life - Health Benefits                             314.9    1297.3    1241.6    2646.3    2454.2
  Corporate & Other                                           161.8     281.7     464.7     300.4     173.2
                                                             ------    ------    ------    ------    ------       ------
      Total Revenue                                          3932.5    4937.1    4742.1    5524.6    4975.5         3.3%
                                                             ======    ======    ======    ======    ======       ======
Income from Operations*
  Annuities                                                   142.4     127.1      89.4      58.3      55.2        20.7%
  Life Insurance                                               34.2      37.8      46.8      31.5      25.9        25.9%
  Reinsurance                                                  51.6      22.4      38.7      31.4      55.7        14.0%
  Investment Management
  Lincoln UK                                                   17.2      11.9       9.2      14.3      13.3        27.0%
  Employee Life - Health Benefits                              14.1      54.3      40.8      43.5      53.2
  Corporate & Other                                           (40.9)    (55.9)    (73.0)    (70.7)    (90.4)
                                                             ------    ------    ------    ------    ------       ------
       Total Income from Cont Oper                            218.6     197.6     151.9     108.3     112.9        21.7%
  Discontinued Operations                                     171.1     145.9      88.7      69.4     100.9
                                                             ------    ------    ------    ------    ------       ------
       Income from Operations                                 389.7     343.5     240.6     177.7     213.8        12.9%
                                                             ======    ======    ======    ======    ======       ======
Net Income
  Annuities                                                   142.4     127.1      89.4      58.3      55.2        20.6%
  Life Insurance                                               34.2      37.8      46.8      31.5      25.9        25.4%
  Reinsurance                                                  52.2      20.7      38.7      31.4      55.7         8.2%
  Investment Management
  Lincoln UK                                                   18.5      12.6       9.2      14.3      13.3
  Employee Life - Health Benefits                              14.4      55.3      40.8      43.5      53.2
  Corporate & Other                                           (96.2)   (177.1)     45.6     (46.5)   (127.6)
                                                             ------    ------    ------    ------    ------       ------
       Total Net Inc from Cont Oper                           165.5      76.4     270.5     132.5      75.7        23.4%
  Discontinued Operations                                     184.4     242.5      88.7      69.4     100.9
                                                             ------    ------    ------    ------    ------       ------
       Total Net Income                                       349.9     318.9     359.2     201.9     176.6        13.4%
                                                             ======    ======    ======    ======    ======       ======
OTHER DATA

 Assets                                                     48864.8   47825.1   39042.2   33660.3   27597.3        13.7%

Shareholders' Equity:
 Securities and Derivatives at Market                        3042.1    4072.3    2826.8    2655.8    2279.5         8.1%
 Securities and Derivatives at Cost                          3353.1    3157.6    2664.1    2445.8    2213.2         8.4%
 Average Equity (Sec & Deriv at Cost)                        3288.6    3009.0    2575.0    2335.3    2086.6         8.8%

Common Shares Outstanding:  (millions)
 End of Period - Diluted                                      208.3     208.3     187.7     185.4     176.3
 Average for the Period - Diluted                             208.7     206.1     186.8     189.2     175.2

Per Share Data (Diluted)
 Income (Loss) from Continuing Operations                     $1.05     $0.96     $0.81     $0.57     $0.64        19.1%
 Income from Operations *                                     $1.87     $1.67     $1.29     $0.94     $1.22        11.7%
 Net Income from Continuing Operations                        $0.79     $0.37     $1.45     $0.70     $0.43        22.1%
 Net Income                                                   $1.68     $1.55     $1.92     $1.07     $1.01        12.2%

 Shareholders' Equity:
 Shareholders' Equity (Sec & Deriv at Market)                $14.67    $19.69    $15.13    $14.35    $12.95         7.2%
 Shareholders' Equity (Sec & Deriv at Cost)                  $16.17    $15.27    $14.26    $13.21    $12.57         7.5%
 Dividends Declared (Common Stock)                           $0.830    $0.775    $0.738    $0.693    $0.658         6.0%

Return on Equity (see page 32)
  Net Income/Average Equity                                   10.6%     10.6%     13.9%      8.6%      8.5%
  Inc from Operations/Average Equity                          11.8%     11.4%      9.3%      7.6%     10.2%

 Market Value of Common Stock
  High for the Year                                         $22.188   $24.125   $19.032   $13.813   $15.338
  Low for the Year                                          $17.313   $17.344   $12.625    $9.500    $7.688
  Close for the Year                                        $17.500   $21.750   $18.500   $13.688   $10.750        16.0%

* "Income from Operations" is defined as "Net income less realized gain
  (loss) on investments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes."





9/30/01                                                                                                          PAGE 6
                                                      Quarterly Summary
                                   Unaudited [Millions of Dollars except Per Share Data]

                                                        Dec         Mar         Jun         Sep         Dec         Mar
For the Quarter Ended                                  1998        1999        1999        1999        1999        2000
                                                     ------      ------      ------      ------      ------      ------
Revenue
  Annuities                                           512.9       524.4       533.0       520.5       538.0       548.7
  Life Insurance                                      470.7       424.0       426.3       437.1       473.1       441.7
  Reinsurance                                         457.2       420.6       426.2       404.1       578.8       394.4
  Investment Management                               127.9       126.8       123.2       118.8       126.6       125.8
  Lincoln UK                                          109.2       119.1       113.1       110.5       103.8       112.8
  Corporate & Other                                    35.9        60.4        56.6        51.1       (12.4)       45.7
                                                     ------      ------      ------      ------      ------      ------
       Total Revenue                                 1714.0      1675.4      1678.3      1642.1      1807.9      1669.2
                                                     ------      ------      ------      ------      ------      ------

Income from Operations*
  Annuities                                            63.2        74.4        75.9        75.4        73.7        88.5
  Life Insurance                                       51.9        48.1        54.4        52.6        57.0        60.4
  Reinsurance                                          25.3        33.8        23.7         2.2       (19.5)       31.9
  Investment Management                                14.6        15.4        14.3        14.7        16.5        12.4
  Lincoln UK                                           18.8        18.1        19.0        16.2       (67.1)       15.7
  Corporate & Other                                   (34.3)      (34.0)      (35.6)      (29.7)      (23.9)      (38.3)
                                                     ------      ------      ------      ------      ------      ------
       Income from Operations                         139.4       155.7       151.8       131.4        36.6       170.6
                                                     ------      ------      ------      ------      ------      ------

Net Income
  Annuities                                            64.9        76.8        76.4        68.4        69.9        91.2
  Life Insurance                                       45.8        46.3        51.5        54.0        59.7        58.1
  Reinsurance                                          23.9        34.5        24.0        (0.7)      (17.1)       33.1
  Investment Management                                16.4         3.4        14.0        14.4        19.8        12.3
  Lincoln UK                                           19.2        18.0        20.0        16.4       (72.6)       15.5
  Corporate & Other                                   (44.6)      (33.9)      (37.6)      (20.2)      (25.1)      (39.9)
                                                     ------      ------      ------      ------      ------      ------
       Total Net Income                               125.6       145.1       148.4       132.3        34.6       170.2
                                                     ======      ======      ======      ======      ======      ======

OTHER DATA

Assets                                              93836.3     95350.3     98261.4     96500.7    103095.7    106340.0

Shareholders' Equity
  Beg of Period (Sec & Deriv at Market)              5527.6      5387.9      5107.4      4817.4      4662.2      4263.9
  End of Period (Sec & Deriv at Market)              5387.9      5107.4      4817.4      4662.2      4263.9      4340.4
  End of Period (Sec & Deriv at Cost)                4835.6      4852.8      4818.5      4766.0      4729.6      4751.6
  Average Equity (Sec & Deriv at Cost)               4795.4      4872.5      4834.2      4793.9      4774.2      4791.5

Common Shares Outstanding
  Average for the Period - Diluted                    203.3       203.6       201.9       199.0       197.1       195.8
  End of Period - Diluted                             203.4       203.2       200.9       196.9       197.0       195.1

Per Share Data (Diluted)
 Income from Operations *                             $0.69       $0.76       $0.75       $0.66       $0.19       $0.87
 Net Income                                           $0.62       $0.71       $0.73       $0.66       $0.18       $0.87

Shareholders' Equity
 Shareholders' Equity (Sec & Deriv at Market)        $26.59      $25.30      $24.18      $23.76      $21.76      $22.45
 Shareholders' Equity (Sec & Deriv at Cost)          $23.86      $24.04      $24.18      $24.28      $24.14      $24.58
 Dividends Declared (Com Stk)                        $0.275      $0.275      $0.275      $0.275      $0.290      $0.290

Return on Equity (see page 32)
  Net Income/Average Equity                           10.5%       11.9%       12.3%       11.0%        2.9%       14.2%
  Inc from Operations/Average Equity                  11.6%       12.8%       12.6%       11.0%        3.1%       14.2%

 Market Value of Common Stock
 Highest Price                                      $43.344     $50.250     $53.438     $57.500     $48.313     $41.375
 Lowest Price                                       $33.500     $39.281     $45.688     $36.000     $36.500     $22.625
 Closing Price                                      $40.906     $49.438     $52.313     $37.563     $40.000     $33.500




                                               Quarterly Summary (continued)
                                   Unaudited [Millions of Dollars except Per Share Data]

                                                        Jun         Sep         Dec         Mar         Jun         Sep
For the Quarter Ended                                  2000        2000        2000        2001        2001        2001
                                                     ------      ------      ------      ------      ------      ------
Revenue
  Annuities                                           530.5       532.1       522.3       510.4       512.1       478.2
  Life Insurance                                      444.2       453.2       479.9       459.6       455.7       460.6
  Reinsurance                                         457.2       454.4       463.2       508.0       448.7       460.5
  Investment Management                               120.7       123.8       120.0       112.3       110.3       104.7
  Lincoln UK                                          108.2       112.8       104.3        84.9        68.9        76.3
  Corporate & Other                                    31.9        39.7        83.8        23.5         3.3        29.0
                                                     ------      ------      ------      ------      ------      ------
       Total Revenue                                 1692.7      1716.1      1773.5      1698.8      1599.0      1609.3
                                                     ------      ------      ------      ------      ------      ------

Income from Operations*
  Annuities                                            84.1       102.9        86.4        82.3        90.8        72.4
  Life Insurance                                       62.4        66.5        70.6        68.6        67.1        70.1
  Reinsurance                                          25.8        28.2        36.6        46.8        34.1        17.2
  Investment Management                                13.1         9.9         8.7         2.4         3.7         3.5
  Lincoln UK                                           19.3        10.6        15.5        14.4        16.2        10.1
  Corporate & Other                                   (31.7)      (27.3)      (33.1)      (35.9)      (43.8)      (30.1)
                                                     ------      ------      ------      ------      ------      ------
       Income from Operations                         173.0       190.7       184.7       178.6       168.1       143.2
                                                     ------      ------      ------      ------      ------      ------

Net Income
  Annuities                                            84.4        93.8        89.2        76.6        79.9        58.6
  Life Insurance                                       58.4        67.4        65.4        62.9        53.5        64.7
  Reinsurance                                          24.7        26.0        38.5        42.0        30.2        12.8
  Investment Management                                 8.4         9.7         6.6         2.0         2.9         2.9
  Lincoln UK                                           19.1       (29.9)      (17.9)       14.8        17.6        14.0
  Corporate & Other                                   (31.4)      (28.3)      (32.8)      (38.1)      (42.4)      (33.9)
                                                     ------      ------      ------      ------      ------      ------
       Total Net Income                               163.6       138.6       148.9       160.2       141.7       119.1
                                                     ======      ======      ======      ======      ======      ======

OTHER DATA

Assets                                             103847.6    103243.1     99844.1     94122.4     96431.2     90206.0

Shareholders' Equity
  Beg of Period (Sec & Deriv at Market)              4340.4      4223.7      4538.6      4954.1      5096.4      5055.9
  End of Period (Sec & Deriv at Market)              4223.7      4538.6      4954.1      5096.4      5055.9      5368.6
  End of Period (Sec & Deriv at Cost)                4780.3      4876.3      4942.0      4882.7      4952.8      5100.4
  Average Equity (Sec & Deriv at Cost)               4753.0      4867.2      4915.7      4953.7      4920.2      5085.0

Common Shares Outstanding
  Average for the Period - Diluted                    194.0       195.6       195.6       193.7       192.0       194.8
  End of Period - Diluted                             193.7       196.2       195.2       191.3       192.9       193.3

Per Share Data (Diluted)
 Income from Operations *                             $0.89       $0.98       $0.94       $0.92       $0.88       $0.74
 Net Income                                           $0.84       $0.71       $0.76       $0.83       $0.74       $0.61

Shareholders' Equity
 Shareholders' Equity (Sec & Deriv at Market)        $22.10      $23.67      $25.92      $27.09      $26.87      $28.29
 Shareholders' Equity (Sec & Deriv at Cost)          $25.01      $25.43      $25.85      $25.96      $26.32      $26.87
 Dividends Declared (Com Stk)                        $0.290      $0.290      $0.305      $0.305      $0.305      $0.305

Return on Equity (see page 32)
  Net Income/Average Equity                           13.8%       11.4%       12.1%       12.9%       11.5%        9.4%
  Inc from Operations/Average Equity                  14.6%       15.7%       15.0%       14.4%       13.7%       11.3%

 Market Value of Common Stock
 Highest Price                                      $40.063     $56.375     $50.938     $48.250     $52.300     $52.750
 Lowest Price                                       $29.000     $35.625     $40.875     $38.000     $41.280     $41.000
 Closing Price                                      $36.125     $48.125     $47.313     $42.470     $51.750     $46.630


* "Income from Operations" is defined as "net income less realized gain (loss) on investments and associated items, gain (loss) on sale of subsidiaries, restructuring charges, and cumulative effect of accounting changes, all net of taxes."





9/30/2001                                                                                                                PAGE 7

                            Reconciliation of Business Segments to Consolidated Income Statement
                                            Unaudited [Millions of Dollars]
                                                                                                                   Investment
For the Quarter Ended September 30                     Annuities         Life Insurance       Reinsurance          Management
                                                    ---------------     ---------------     ---------------     ---------------
                                                      Sep       Sep       Sep       Sep       Sep       Sep       Sep       Sep
                                                     2001      2000      2001      2000      2001      2000      2001      2000
                                                    -----     -----     -----     -----     -----     -----     -----     -----
Operating Revenue
  Life and annuity premiums                          13.2      18.0      46.4      50.9     265.9     238.9
  Surrender charges                                   6.5      10.4      15.6      13.8       0.6       0.9
  Mortality assessments                                                 124.7     116.3       0.0       0.0
  Expense assessments                               132.0     163.4      46.0      46.9      (0.0)     (0.0)
  Health premiums                                                         0.0       0.0     103.3     116.5
  Investment advisory fees                                                                                       68.0      79.4
  Other revenue and fees                              1.2       4.6       3.0       3.8      19.6      22.9      23.9      26.4
  Net investment income                             346.6     349.8     233.2     220.6      77.5      78.5      13.6      18.3
  Earnings in Unconsolidated Affiliates                                                       0.4       0.2
                                                    -----     -----     -----     -----     -----     -----     -----     -----
      Operating Revenue                             499.5     546.2     468.9     452.4     467.4     457.9     105.5     124.1
                                                    -----     -----     -----     -----     -----     -----     -----     -----

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                 66.3      68.4     102.3      95.8     235.6     178.0
    Div accum & div to policyholders                                     16.5      16.4       1.5       1.8
    Interest credited to policy bal.                217.2     205.4     143.5     134.0       8.7      12.8
    Health policy benefits                                                0.0       0.0      81.6     119.7
  Underwriting, acquisition,
    insurance and other expenses                    132.8     147.9      92.5      94.9     111.7     100.1      95.1     103.9
  Goodwill amortization                               0.3       0.3       5.9       5.9       0.5       0.4       4.1       4.1
  Interest                                                                                    1.9       3.0                 0.0
                                                    -----     -----     -----     -----     -----     -----     -----     -----
   Operating Benefits and Expenses                  416.6     421.9     360.8     347.0     441.6     415.9      99.2     107.9
                                                    -----     -----     -----     -----     -----     -----     -----     -----

         Income from Operations Before Tax           82.9     124.2     108.1     105.4      25.8      42.0       6.3      16.2

  Federal income taxes                               10.4      21.3      38.1      38.9       8.6      13.8       2.9       6.3

                                                    -----     -----     -----     -----     -----     -----     -----     -----
         Income from Operations                      72.4     102.9      70.1      66.5      17.2      28.2       3.5       9.9
                                                    -----     -----     -----     -----     -----     -----     -----     -----

  Restructuring charges
  Realized gains (losses) on investments            (13.5)     (9.1)     (5.3)      1.0      (4.4)     (2.2)     (0.5)     (0.2)
  Gains (losses) on derivatives                      (0.3)               (0.0)               (0.1)
                                                    -----     -----     -----     -----     -----     -----     -----     -----
Income before Accounting Changes                     58.6      93.8      64.7      67.4      12.8      26.0       2.9       9.7
  Cumulative effect of accounting changes
                                                    -----     -----     -----     -----     -----     -----     -----     -----
      Net Income                                     58.6      93.8      64.7      67.4      12.8      26.0       2.9       9.7
                                                    =====     =====     =====     =====     =====     =====     =====     =====

Inc. from Oper.-before Goodwill Amort.               72.7     103.2      76.0      72.4      17.7      28.6       7.5      14.0
                                                    -----     -----     -----     -----     -----     -----     -----     -----

                                                                         Corporate and       Consolidating
                                                       Lincoln UK       Other Operations      Adjustments         Consolidated
                                                    ---------------     ---------------     ---------------     ---------------
                                                      Sep       Sep       Sep       Sep       Sep       Sep       Sep       Sep
                                                     2001      2000      2001      2000      2001      2000      2001      2000
                                                    -----     -----     -----     -----     -----     -----     -----     -----
Operating Revenue
  Life and annuity premiums                          11.2      31.2                                             336.8     339.0
  Surrender charges                                                                           0.5       0.7      23.2      25.9
  Mortality assessments                               8.5       9.6                                             133.3     125.9
  Expense assessments                                35.5      52.6                 0.0      10.9      10.5     224.4     273.4
  Health premiums                                     0.6       1.3       0.0       0.0                         103.9     117.9
  Investment advisory fees                                                                  (20.8)    (26.1)     47.2      53.3
  Other revenue and fees                              0.0       2.0      72.1      84.8     (28.3)    (38.5)     91.5     106.0
  Net investment income                              14.8      16.1      24.2      23.0     (23.6)    (16.3)    686.2     690.0
  Earnings in Unconsolidated Affiliates                                             1.4                           0.4       1.6
                                                    -----     -----     -----     -----     -----     -----     -----     -----
      Operating Revenue                              70.7     112.8      96.2     109.2     (61.3)    (69.6)   1646.9    1733.1
                                                    -----     -----     -----     -----     -----     -----    ------    ------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                 18.5      48.1                                             422.6     390.2
    Div accum & div to policyholders                                                                             18.0      18.2
    Interest credited to policy bal.                                                          9.3       9.9     378.7     362.0
    Health policy benefits                            2.2       3.9       0.0      (0.6)                         83.8     123.0
  Underwriting, acquisition,
    insurance and other expenses                     40.3      45.2      90.4      96.8     (46.9)    (56.5)    516.0     532.4
  Goodwill amortization                               0.2       1.2                 0.0      (0.0)               10.9      12.0
  Interest                                                               51.3      54.3     (23.6)    (23.0)     29.6      34.4
                                                    -----     -----     -----     -----     -----     -----     -----     -----
    Operating Benefits and Expenses                  61.1      98.3     141.7     150.6     (61.3)    (69.6)   1459.6    1472.2
                                                    -----     -----     -----     -----     -----     -----    ------    ------

         Income from Operations Before Tax            9.6      14.5     (45.5)    (41.5)      0.0       0.0     187.3     260.8

  Federal income taxes                               (0.5)      3.9     (15.4)    (14.2)                         44.1      70.1

                                                    -----     -----     -----     -----     -----     -----     -----     -----
         Income from Operations                      10.1      10.6     (30.1)    (27.3)      0.0       0.0     143.2     190.7

  Restructuring charges                                       (40.5)      0.0                                     0.0     (40.5)
  Realized gains (losses) on investments              3.9      (0.0)     (2.9)     (0.0)     (1.0)     (1.0)    (23.8)    (11.6)
  Gains (losses) on derivatives                                           0.0                                    (0.4)
                                                    -----     -----     -----     -----     -----     -----     -----     -----
Income before Accounting Changes                     14.0     (29.9)    (33.0)    (27.3)     (1.0)     (1.0)    119.1     138.6
  Cumulative effect of accounting changes
                                                    -----     -----     -----     -----     -----     -----     -----     -----
      Net Income                                     14.0     (29.9)    (33.0)    (27.3)     (1.0)     (1.0)    119.1     138.6
                                                    =====     =====     =====     =====     =====     =====     =====     =====

Inc. from Oper.-before Goodwill Amort.               10.3      11.8     (30.1)    (27.3)                        154.1     202.7
                                                    -----     -----     -----     -----     -----     -----     -----     -----





9/30/01                                                                                                       PAGE 7A

                       Reconciliation of Business Segments to Consolidated Income Statement
                                        Unaudited [Millions of Dollars]

                                                                                                         Investment
For the Nine Months Ended September 30               Annuities     Life Insurance     Reinsurance        Management
                                               ----------------- -----------------  ---------------  ----------------

                                                   Sep      Sep      Sep      Sep      Sep      Sep      Sep      Sep
                                                  2001     2000     2001     2000     2001     2000     2001     2000
                                               -------  -------  -------  -------  -------  -------  -------  -------
Operating Revenue
  Life and annuity premiums                       64.8     48.1    147.9    160.1    847.8    695.4
  Surrender charges                               24.0     32.7     46.3     46.5      1.8      2.9
  Mortality assessments                                            373.8    343.0      0.1      0.0
  Expense assessments                            411.5    474.1    138.6    136.3     (0.0)    (0.0)
  Health premiums                                                    0.1      0.1    302.4    316.0
  Investment advisory fees                                                                             213.3    240.6
  Other revenue and fees                           6.7      7.5     11.9     10.6     45.9     50.6     75.9     89.4
  Net investment income                         1027.3   1058.5    683.6    651.8    234.5    243.2     40.8     43.9
  Earnings in Unconsolidated Affiliates                                                1.3      1.5
                                               -------  -------  -------  -------  -------  -------  -------  -------
      Operating Revenue                         1534.4   1620.8   1402.2   1348.4   1433.8   1309.5    329.9    374.0
                                               -------  -------  -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits             208.6    195.7    305.7    290.4    646.6    516.9
    Div accum & div to policyholders                                53.1     55.5      4.0      4.6
    Interest credited to policy bal.             636.3    652.9    423.0    388.9     26.6     30.3
    Health policy benefits                                           0.0      0.1    268.7    346.5
  Underwriting, acquisition,
    insurance and other expenses                 393.4    432.3    283.3    295.3    331.3    277.4    301.5    305.7
  Goodwill amortization                            0.9     (0.9)    17.8     17.8      1.4      1.3     12.2     12.2
  Interest                                                                             7.1      8.0               0.0
                                               -------  -------  -------  -------  -------  -------  -------  -------
    Operating Benefits and Expenses             1239.3   1280.0   1082.9   1047.9   1285.7   1185.1    313.6    317.9
                                               -------  -------  -------  -------  -------  -------  -------  -------

         Income from Operations Before Tax       295.1    340.9    319.3    300.5    148.1    124.4     16.2     56.1

  Federal income taxes                            49.6     65.3    113.5    111.1     50.0     38.5      6.7     20.7

                                               -------  -------  -------  -------  -------  -------  -------  -------
         Income from Operations                  245.5    275.6    205.8    189.3     98.1     85.9      9.6     35.4
                                               -------  -------  -------  -------  -------  -------  -------  -------

  Restructuring charges                           (1.3)             (2.0)                                        (2.7)
  Realized gains (losses) on investments         (21.6)    (6.2)   (17.2)    (5.4)   (10.7)    (2.1)    (1.7)    (2.4)
  Gains (losses) on derivatives                   (0.3)              0.1              (0.0)
                                               -------  -------  -------  -------  -------  -------  -------  -------
Income before Accounting Changes                 222.4    269.4    186.7    183.9     87.4     83.8      7.9     30.4
  Cumulative effect of accounting changes         (7.3)             (5.5)             (2.4)             (0.1)
                                               -------  -------  -------  -------  -------  -------  -------  -------
      Net Income                                 215.1    269.4    181.2    183.9     85.0     83.8      7.8     30.4
                                               =======  =======  =======  =======  =======  =======  =======  =======

Inc. from Oper.-before Goodwill Amort.           246.4    274.6    223.6    207.1     99.5     87.2     21.7     47.6
                                               -------  -------  -------  -------  -------  -------  -------  -------

                                                                   Corporate and      Consolidating
                                                    Lincoln UK    Other Operations     Adjustments     Consolidated
                                               ----------------- -----------------  ---------------  ----------------
                                                   Sep      Sep      Sep      Sep      Sep      Sep      Sep      Sep
                                                  2001     2000     2001     2000     2001     2000     2001     2000
                                               -------  -------  -------  -------  -------  -------  -------  -------
Operating Revenue
  Life and annuity premiums                       32.2    103.7                                       1092.8   1007.2
  Surrender charges                                                                    1.7      2.3     73.8     84.4
  Mortality assessments                           26.8     23.9                                        400.7    366.9
  Expense assessments                            110.7    143.5               0.0     36.0     39.2    696.8    793.1
  Health premiums                                  2.0      4.2      0.0      0.0                      304.5    320.4
  Investment advisory fees                                                           (67.0)   (81.2)   146.3    159.5
  Other revenue and fees                           0.7      5.6    215.2    262.9   (122.5)  (125.7)   233.8    300.9
  Net investment income                           49.6     53.6     70.2     68.5    (72.9)   (44.5)  2033.0   2075.0
  Earnings in Unconsolidated Affiliates                                      (2.4)                       1.3     (1.0)
                                               -------  -------  -------  -------  -------  -------  -------  -------
      Operating Revenue                          222.0    334.4    285.4    329.0   (224.7)  (209.9)  4982.9   5106.3
                                               -------  -------  -------  -------  -------  -------  -------  -------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits              54.1    113.4                                       1215.1   1116.4
    Div accum & div to policyholders                                                                    57.2     60.1
    Interest credited to policy bal.                                                  29.5     30.6   1115.4   1102.7
    Health policy benefits                         8.4     11.0     (0.1)    (0.4)                     277.1    357.2
  Underwriting, acquisition,
    insurance and other expenses                 111.1    145.1    297.2    315.6   (185.6)  (175.8)  1532.2   1595.6
  Goodwill amortization                            0.5      3.9               0.0     (0.0)             32.6     34.2
  Interest                                                         161.9    165.8    (72.9)   (67.7)    96.1    106.1
                                               -------  -------  -------  -------  -------  -------  -------  -------
    Operating Benefits and Expenses              174.1    273.4    459.1    481.0   (229.1)  (212.9)  4325.7   4372.4
                                               -------  -------  -------  -------  -------  -------  -------  -------

         Income from Operations Before Tax        47.8     61.1   (173.7)  (152.0)     4.4      3.1    657.2    734.0

  Federal income taxes                             7.1     15.5    (60.9)   (51.5)     1.3     (0.0)   167.3    199.6

                                               -------  -------  -------  -------  -------  -------  -------  -------
         Income from Operations                   40.7     45.5   (112.8)  (100.5)     3.0      3.1    489.9    534.4
                                               -------  -------  -------  -------  -------  -------  -------  -------

  Restructuring charges                                   (40.5)    (1.2)                               (4.5)   (43.2)
  Realized gains (losses) on investments           5.7     (0.4)    (2.9)     9.2     (0.2)   (11.5)   (48.6)   (18.7)
  Gains (losses) on derivatives                                                                         (0.2)
                                               -------  -------  -------  -------  -------  -------  -------  -------
Income before Accounting Changes                  46.4      4.7   (116.9)   (91.3)     2.8     (8.4)   436.6    472.5
  Cumulative effect of accounting changes                           (0.3)                              (15.6)
                                               -------  -------  -------  -------  -------  -------  -------  -------
      Net Income                                  46.4      4.7   (117.2)   (91.3)     2.8     (8.4)   421.0    472.5
                                               =======  =======  =======  =======  =======  =======  =======  =======

Inc. from Oper.-before Goodwill Amort.            41.2     49.4   (112.8)  (100.4)     3.0      3.1    522.6    568.6
                                               -------  -------  -------  -------  -------  -------  -------  -------





                                                                                                                PAGE 8

                                               Statement of Consolidated Income
                                                Unaudited [Millions of Dollars]
                                                                                                          YTD      YTD
                                                                                                          Sep      Sep
For the Year Ended December 31                              1996     1997     1998     1999    2000      2000     2001
                                                          ------   ------   ------   ------   ------   ------   ------
Operating Revenue
  Life and annuity premiums                                728.7    756.2    985.6   1183.0   1403.3   1007.2   1092.8
  Surrender charges                                         40.9     45.4     91.5    110.2    114.7     84.4     73.8
  Mortality assessments                                    180.8    186.4    380.1    496.4    496.5    366.9    400.7
  Expense assessments                                      491.8    600.3    803.0    930.9   1050.2    793.1    696.8
  Health premiums                                          790.4    572.6    635.1    698.5    409.8    320.4    304.5
  Investment advisory fees                                 180.8    204.9    227.1    223.8    213.1    159.5    146.3
  Other revenue and fees                                   138.2    157.3    261.0    344.5    445.4    300.9    233.8
  Net investment income                                   2087.9   2250.8   2681.4   2807.5   2747.1   2075.0   2033.0
  Earnings in Unconsolidated Affiliates                      1.4      2.1      3.3      5.8     (0.4)    (1.0)     1.3
                                                          ------   ------   ------   ------   ------   ------   ------
      Operating Revenue                                   4641.1   4775.9   6068.0   6800.7   6879.8   5106.3   4982.9
                                                          ------   ------   ------   ------   ------   ------   ------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                       835.7   1090.2   1237.7   1546.6   1546.4   1116.4   1215.1
    Div accum & div to policyholders                        33.4     29.7     78.0     88.4     87.6     60.1     57.2
    Interest credited to policy bal.                      1167.2   1238.7   1446.2   1510.4   1474.2   1102.7   1115.4
    Health policy benefits                                 673.6    833.1    566.9    659.7    449.0    357.2    277.1
  Underwriting, acquisition,
    insurance and other expenses                          1417.0   1557.3   1844.2   2218.5   2168.4   1595.6   1532.2
  Goodwill amortization                                     13.9     15.6     44.5     49.2     45.1     34.2     32.6
  Interest                                                  84.7     92.5    117.1    133.7    139.5    106.1     96.1
                                                          ------   ------   ------   ------   ------   ------   ------
    Operating Benefits and Expenses                       4225.4   4857.2   5334.6   6206.4   5910.3   4372.4   4325.7
                                                          ------   ------   ------   ------   ------   ------   ------

         Income from Operations Before Tax                 415.7    (81.3)   733.4    594.4    969.6    734.0    657.2

  Federal income taxes                                     116.9    (30.6)   203.0    118.9    250.5    199.6    167.3

                                                          ------   ------   ------   ------   ------   ------   ------
         Income from Continuing Operations                 298.8    (50.6)   530.4    475.5    719.1    534.4    489.9
                                                          ------   ------   ------   ------   ------   ------   ------

  Discontinued Operations                                  157.2    911.8
  Restructuring charges                                                      (34.3)   (18.9)   (80.2)   (43.2)    (4.5)
  Realized gains (losses) on investments                    57.6     72.9     13.7      3.8    (17.5)   (18.7)   (48.6)
  Gains(losses) on derivatives                                                                                    (0.2)
                                                          ------   ------   ------   ------   ------   ------   ------
Income before Accounting Changes                           513.6    934.0    509.8    460.4    621.4    472.5    436.6
  Cumulative Effect of Accounting Changes                                                                        (15.6)
                                                          ------   ------   ------   ------   ------   ------   ------
      Net Income                                           513.6    934.0    509.8    460.4    621.4    472.5    421.0
                                                          ======   ======   ======   ======   ======   ======   ======


For the Quarter Ended                                        Dec      Mar      Jun      Sep      Dec      Mar      Jun
                                                            1998     1999     1999     1999     1999     2000     2000
                                                          ------   ------   ------   ------   ------   ------   ------
Operating Revenue
  Life and annuity premiums                                348.0    284.2    274.0    263.8    361.1    331.2    337.1
  Surrender charges                                         26.9     25.5     27.1     28.4     29.2     28.7     29.8
  Mortality assessments                                    130.0    137.3    122.2    118.2    118.7    118.5    122.5
  Expense assessments                                      198.2    215.3    231.5    245.9    238.3    261.1    258.6
  Health premiums                                          164.5    154.9    160.3    149.6    233.6     58.4    144.0
  Investment advisory fees                                  57.5     58.8     56.3     54.6     54.1     54.0     52.2
  Other revenue and fees                                    76.4     86.4    109.0     77.9     71.2    106.1     88.7
  Net investment income                                    714.7    709.5    700.8    697.1    700.1    711.1    673.8
  Earnings in Unconsolidated Affiliates                      1.3      1.6      1.1      1.2      1.8      1.0     (3.6)
                                                          ------   ------   ------   ------   ------   ------   ------
      Operating Revenue                                   1717.6   1673.4   1682.4   1636.7   1808.2   1670.2   1703.0
                                                          ------   ------   ------   ------   ------   ------   ------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                       440.0    344.6    335.5    294.0    572.5    356.1    370.1
    Div accum & div to policyholders                        27.9     21.5     22.5     21.2     23.3     21.7     20.2
    Interest credited to policy bal.                       380.6    375.1    377.1    369.7    388.5    373.9    366.8
    Health policy benefits                                 131.0    145.5    166.6    189.8    157.8    114.3    119.9
  Underwriting, acquisition,
     insurance and other expenses                          491.2    522.4    532.1    533.4    630.5    525.7    537.5
  Goodwill amortization                                     16.0     11.8      9.9     12.9     14.6     10.2     12.0
  Interest                                                  33.5     33.1     32.6     33.3     34.7     36.3     35.4
                                                          ------   ------   ------   ------   ------   ------   ------
    Operating Benefits and Expenses                       1520.3   1454.1   1476.3   1454.1   1821.8   1438.2   1461.9
                                                          ------   ------   ------   ------   ------   ------   ------

         Income from Operations before Tax/Min Int.        197.4    219.3    206.1    182.6    (13.6)   232.0    241.1

  Federal income taxes                                      58.0     63.6     54.2     51.2    (50.2)    61.6     67.9

                                                          ------   ------   ------   ------   ------   ------   ------
         Inc from Operations before Min Int                139.4    155.7    151.8    131.4     36.6    170.4    173.2
                                                          ------   ------   ------   ------   ------   ------   ------

  Minority Interest                                                                                      (0.2)     0.2

                                                          ------   ------   ------   ------   ------   ------   ------
         Income from Operations                            139.4    155.7    151.8    131.4     36.6    170.6    173.0
                                                          ------   ------   ------   ------   ------   ------   ------

  Restructuring charges                                    (14.3)   (12.1)             (3.2)    (3.6)             (2.7)
  Realized gains (losses) on investments                     0.5      1.5     (3.5)     4.1      1.6     (0.4)    (6.7)
  Gains (losses) on derivatives
                                                          ------   ------   ------   ------   ------   ------   ------
Income before Accounting Changes                           125.6    145.1    148.4    132.3     34.6    170.2    163.6
  Cumulative Effect of Accounting Changes
                                                          ------   ------   ------   ------   ------   ------   ------
      Net Income                                           125.6    145.1    148.4    132.3     34.6    170.2    163.6
                                                          ------   ------   ------   ------   ------   ------   ------




For the Quarter Ended                                        Sep      Dec      Mar      Jun      Sep
                                                            2000     2000     2001     2001     2001
                                                          ------   ------   ------   ------   ------
Operating Revenue
  Life and annuity premiums                                339.0    396.1    402.1    353.9    336.8
  Surrender charges                                         25.9     30.3     27.8     22.8     23.2
  Mortality assessments                                    125.9    129.6    133.7    133.7    133.3
  Expense assessments                                      273.4    257.1    244.9    227.5    224.4
  Health premiums                                          117.9     89.4    104.8     95.7    103.9
  Investment advisory fees                                  53.3     53.6     49.4     49.6     47.2
  Other revenue and fees                                   106.0    144.6     82.0     60.3     91.5
  Net investment income                                    690.0    672.1    673.7    673.1    686.2
  Earnings in Unconsolidated Affiliates                      1.6      0.6      0.9      0.0      0.4
                                                          ------   ------   ------   ------   ------
      Operating Revenue                                   1733.1   1773.5   1719.5   1616.5   1646.9
                                                          ------   ------   ------   ------   ------

Operating Benefits and Expenses
  Ins. benefits paid or provided:
    Life and annuity policy benefits                       390.2    430.0    418.9    373.6    422.6
    Div accum & div to policyholders                        18.2     27.4     18.9     20.2     18.0
    Interest credited to policy bal.                       362.0    371.5    367.1    369.7    378.7
    Health policy benefits                                 123.0     91.8    101.8     91.5     83.8
  Underwriting, acquisition,
     insurance and other expenses                          532.4    572.9    524.8    491.4    516.0
  Goodwill amortization                                     12.0     10.9     10.9     10.9     10.9
  Interest                                                  34.4     33.4     34.4     32.0     29.6
                                                          ------   ------   ------   ------   ------
    Operating Benefits and Expenses                       1472.2   1537.9   1476.7   1389.3   1459.6
                                                          ------   ------   ------   ------   ------

         Income from Operations before Tax/Min Int.        260.8    235.6    242.7    227.2    187.3

  Federal income taxes                                      70.1     50.9     64.1     59.1     44.1

                                                          ------   ------   ------   ------   ------
         Inc from Operations before Min Int                190.7    184.7    178.6    168.1    143.2
                                                          ------   ------   ------   ------   ------

  Minority Interest                                         (0.0)     0.0     (0.0)    (0.0)    (0.0)

                                                          ------   ------   ------   ------   ------
         Income from Operations                            190.7    184.7    178.6    168.1    143.2
                                                          ------   ------   ------   ------   ------

  Restructuring charges                                    (40.5)   (37.0)    (0.7)    (3.9)     0.0
  Realized gains (losses) on investments                   (11.6)     1.2    (13.4)   (11.5)   (23.8)
  Gains (losses) on derivatives                                               (0.1)     0.2     (0.4)
                                                          ------   ------   ------   ------   ------
Income before Accounting Changes                           138.6    148.9    164.5    153.0    119.1
  Cumulative Effect of Accounting Changes                                     (4.3)   (11.3)
                                                          ------   ------   ------   ------   ------
      Net Income                                           138.6    148.9    160.2    141.7    119.1
                                                          ------   ------   ------   ------   ------





                                                                                                                     PAGE 9

                            Reconciliation of Business Segments to Consolidated Balance Sheets
                                             Unaudited [Millions of Dollars]
                                                                                                             Investment
                                              Annuities        Life Insurance         Reinsurance            Management
                                       ------------------    ------------------    ------------------    ------------------

ASSETS                                     Sep        Dec        Sep        Dec        Sep        Dec        Sep        Dec
                                          2001       2000       2001       2000       2001       2000       2001       2000
                                       -------    -------    -------    -------    -------    -------    -------    -------
Investments
  Corporate bonds                      10295.7     8892.4     7023.9     6353.6     2752.2     2573.3      428.3      333.6
  U.S. government bonds                   13.6       25.8       80.6       86.4      290.9      275.5        0.2        0.2
  Foreign government bonds               122.1      135.5      101.6      125.8       63.3       71.1
  Asset/Mortgage backed securities      2106.0     2299.7      777.9      829.3      255.4      262.3       45.3       49.0
  State and municipal bonds                5.9        6.3        8.1        7.9        0.3        0.3
  Preferred stocks-redeemable             73.5      120.5       12.8       24.6        4.3        4.3        8.6        9.6
  Common stocks                                                 12.9       13.6                   2.2
  Preferred stocks-equity                 38.6       45.8        6.7        9.2        1.1        1.1        2.6        2.4
  Mortgage loans                        2198.6     2324.0     1618.8     1765.9      345.0      360.9       88.0       95.5
  Real estate
  Policy loans                           503.3      509.9     1431.4     1440.5
  Other long-term investments             14.5        5.2       21.1       16.9       19.3       25.0
                                       -------    -------    -------    -------    -------    -------    -------    -------
       Total Investments               15371.8    14365.2    11095.8    10673.8     3731.8     3576.1      573.0      490.4
                                       -------    -------    -------    -------    -------    -------    -------    -------



Intercompany investments                4629.3     4039.2     1310.9     1598.4      506.7      535.8      163.0      249.1
Invest in unconsol affiliates                                                          6.5        6.4
Cash and invested cash                   (43.4)    (108.8)     (86.0)     (67.2)      50.9      148.3       78.2       68.6
Property and equipment                                           8.4        7.0       15.2       13.8       31.5       22.6
Premium and fees receivable               (0.2)      (1.8)      26.1       45.6      204.7      214.2       39.7       34.4
Accrued investment income                235.3      210.8      204.6      169.5       59.0       52.7       10.0        7.8
Assets held in separate accounts       30269.3    39322.1     1159.8     1270.1
Federal income tax recoverable
Amount recoverable from reinsurers      1264.5     1309.5     1073.6      989.1     1636.2     1616.5
Deferred acquisition costs               781.2      812.5     1156.0     1079.3      475.1      459.6
Other intangible assets                  155.9      169.2      978.7     1040.5       11.7       12.8       52.3       60.9
Goodwill                                  44.3       45.2      861.0      878.7       32.4       33.7      304.8      316.9
Other                                    139.0      104.1      322.9      254.3      327.5      356.7      204.7      188.6
                                       -------    -------    -------    -------    -------    -------    -------    -------
       Total Assets                    52847.0    60267.1    18111.8    17939.1     7057.6     7026.6     1457.3     1439.0
                                       =======    =======    =======    =======    =======    =======    =======    =======

                                                                Corporate and        Consolidating
                                            Lincoln UK        Other Operations        Adjustments            Consolidated
                                       ------------------    ------------------    ------------------    ------------------

ASSETS                                     Sep        Dec        Sep        Dec        Sep        Dec        Sep        Dec
                                          2001       2000       2001       2000       2001       2000       2001       2000
                                       -------    -------    -------    -------    -------    -------    -------    -------
Investments
  Corporate bonds                        476.1      457.6     2448.2     2639.1                          23424.3    21249.7
  U.S. government bonds                                         82.4      154.9                            467.7      542.9
  Foreign government bonds               336.0      444.8      537.4      543.9                           1160.3     1321.1
  Asset/Mortgage backed securities                             581.0      720.1                           3765.6     4160.4
  State and municipal bonds                                                                                 14.4       14.6
  Preferred stocks-redeemable                                               2.2                             99.3      161.2
  Common stocks                          198.2      265.2      100.1      155.6                            311.2      436.6
  Preferred stocks-equity                                      117.5       54.5                            166.5      113.1
  Mortgage loans                           0.3        0.3      412.3      116.3                           4663.1     4663.0
  Real estate                              0.2        0.3      291.5      283.0       (2.8)      (1.3)     288.8      282.0
  Policy loans                             8.7       10.5                                                 1943.4     1960.9
  Other long-term investments                                 1678.6     1666.2    (1250.0)   (1250.0)     483.4      463.3
                                       -------    -------    -------    -------    -------    -------    -------    -------
       Total Investments                1019.5     1178.8     6248.9     6335.8    (1252.9)   (1251.3)   36788.0    35368.6
                                       -------    -------    -------    -------    -------    -------    -------    -------


Intercompany investments                                     (1277.3)   (1245.8)   (5332.5)   (5176.7)      (0.0)      (0.0)
Invest in unconsol affiliates                                                                                6.5        6.4
Cash and invested cash                   236.5      253.5     1760.3     1830.5                (197.5)    1996.3     1927.4
Property and equipment                    39.9       50.8      165.9      134.0                            261.0      228.2
Premium and fees receivable                                      1.6        1.4       (7.5)       3.0      264.5      296.7
Accrued investment income                 23.8       22.8      102.0       82.8      (19.5)                615.1      546.4
Assets held in separate accounts        5217.9     6440.9                           2832.9     3546.7    39479.8    50579.9
Federal income tax recoverable                                                        35.3      207.5       35.3      207.5
Amount recoverable from reinsurers                              36.8       33.0     (192.8)    (200.3)    3818.3     3747.7
Deferred acquisition costs               589.7      635.0        2.6        2.9       82.5       81.1     3087.2     3070.5
Other intangible assets                  252.8      273.6                                                 1451.5     1557.0
Goodwill                                  12.4       13.0       (0.0)                 (1.6)      (1.6)    1253.2     1286.0
Other                                     53.2     (104.9)     665.5      545.1     (563.5)    (322.2)    1149.4     1021.6
                                       -------    -------    -------    -------    -------    -------    -------    -------
       Total Assets                     7445.7     8763.7     7706.2     7719.7    (4419.6)   (3311.2)   90206.0    99844.1
                                       -------    -------    -------    -------    -------    -------    -------    -------





                                                                                                                        PAGE 10

                              Reconciliation of Business Segments to Consolidated Balance Sheets
                                              Unaudited [Millions of Dollars]
                                                                                                                  Investment
                                                        Annuities        Life Insurance      Reinsurance          Management
                                                  -----------------   -----------------   -----------------   -----------------
LIABILITIES and SHAREHOLDERS' EQUITY                  Sep       Dec       Sep       Dec       Sep       Dec       Sep       Dec
                                                     2001      2000      2001      2000      2001      2000      2001      2000
                                                  -------   -------   -------   -------   -------   -------   -------   -------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                        2658.0    2686.4   13036.3   12783.9    1048.5     944.9
  Health reserves                                                         0.3       0.1    2489.9    2442.1
  Unpaid claims - life and health                     6.7       7.1      92.3     108.1    1062.4    1154.4
  Unearned premiums                                                       0.0       0.1       8.3      46.4
  Premium deposit funds                           17195.3   16331.4      14.7      13.9     676.7     753.2
  Participating policyholders' funds                                    118.3     139.4
  Other policyholders' funds                          0.4               543.8     515.4      10.1       6.8
  Liab related to separate accounts               30269.3   39322.1    1159.8    1270.1
                                                  -------   -------   -------   -------   -------   -------   -------   -------
       Total Insurance and Inv Contract
         Liabilities                              50129.7   58347.0   14965.5   14830.9    5296.0    5347.8


Federal income taxes                                109.7    (108.7)    (11.1)   (113.7)     66.8      31.7      37.0      28.3
Short-term debt                                                                             238.7     224.0       0.0
Long-term debt
Minority Interest in pref. securities of sub.
Other liabilities                                   441.2     274.4     352.0     567.9     378.5     303.5     870.6     859.1
                                                  -------   -------   -------   -------   -------   -------   -------   -------
       Total Liabilities                          50680.5   58512.7   15306.4   15285.2    5980.0    5906.9     907.7     887.4
                                                  -------   -------   -------   -------   -------   -------   -------   -------

Net unrealized gains (losses) on securities         144.6     (44.7)     45.0     (44.9)     29.6       5.3       3.4      (0.5)
Gains (losses) on derivatives                         1.7                 4.9                 0.3
Other shareholders' equity                         2017.3    1799.1    2744.7    2698.8    1047.5    1114.3     546.2     552.2
Cumulative effect of accounting change                2.8                10.9                 0.1
                                                  -------   -------   -------   -------   -------   -------   -------   -------
       Shareholders' Equity                        2166.5    1754.4    2805.4    2653.9    1077.6    1119.7     549.7     551.6
                                                  -------   -------   -------   -------   -------   -------   -------   -------


      Total Liabilities and S/Hs' Equity          52847.0   60267.1   18111.8   17939.1    7057.6    7026.6    1457.3    1439.0
                                                  =======   =======   =======   =======   =======   =======   =======   =======


                                                                        Corporate and       Consolidating
                                                       Lincoln UK      Other Operatons       Adjustmments        Consolidated
                                                   ----------------   -----------------   -----------------   -----------------
LIABILITIES and SHAREHOLDERS' EQUITY                  Sep       Dec       Sep       Dec       Sep       Dec       Sep       Dec
                                                     2001      2000      2001      2000      2001      2000      2001      2000
                                                  -------   -------   -------   -------   -------   -------   -------   -------
Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                        1364.2    1529.1                 0.0    (116.2)   (103.2)  17990.8   17841.2
  Health reserves                                    48.2      50.7      34.8      30.9                        2573.2    2523.8
  Unpaid claims - life and health                    44.6      46.6       0.6       0.5      (0.0)             1206.6    1316.6
  Unearned premiums                                                      (0.3)     (0.0)                          8.1      46.5
  Premium deposit funds                              30.4      32.9                         592.6     584.0   18509.7   17715.5
  Participating policyholders' funds                                                                            118.3     139.4
  Other policyholders' funds                                                                                    554.3     522.2
  Liab related to separate accounts                5217.9    6440.9                        2832.9    3546.7   39479.8   50579.9
                                                  -------   -------   -------   -------   -------   -------   -------   -------
       Total Insurance and Inv Contract
         Liabilities                               6705.2    8100.3      35.2      31.4    3309.3    4027.6   80440.8   90685.1


Federal income taxes                                 (2.3)      3.1    (234.1)    (47.5)     33.9     206.7
Short-term debt                                                         607.9     525.9    (307.5)   (436.9)    539.0     312.9
Long-term debt                                                         1962.4    1962.2   (1250.0)  (1250.0)    712.4     712.2
Minority Interest in pref. securities
   of sub.                                                              305.0     745.0                         305.0     745.0
Other liabilities                                   148.3     167.4    1506.3     941.2    (856.7)   (678.7)   2840.2    2434.7
                                                  -------   -------   -------   -------   -------   -------   -------   -------
       Total Liabilities                           6851.2    8270.8    4182.6    4158.2     929.1    1868.7   84837.4   94890.0
                                                  -------   -------   -------   -------   -------   -------   -------   -------

Net unrealized gains (losses) on securities          11.7      52.6       8.2      39.7       5.4       4.5     247.9      12.0
Gains (losses) on derivatives                                            (4.0)                                    2.8
Other shareholders' equity                          582.8     440.2    3515.8    3521.8   (5354.0)  (5184.4)   5100.3    4942.0
Cumulative effect of accounting change                                    3.7                                    17.6
                                                  -------   -------   -------   -------   -------   -------   -------   -------
       Shareholders' Equity                         594.5     492.8    3523.6    3561.5   (5348.6)  (5179.9)   5368.6    4954.1
                                                  -------   -------   -------   -------   -------   -------   -------   -------

      Total Liabilities and S/Hs' Equity           7445.7    8763.7    7706.2    7719.7   (4419.6)  (3311.2)  90206.0   99844.1
                                                  -------   -------   -------   -------   -------   -------   -------   -------





9/30/01                                                                                                       PAGE 11

                                          Five Year Comparative Balance Sheet
                                 Unaudited [Millions of Dollars except Common Share Data]

ASSETS                                                       1996         1997         1998         1999         2000
                                                         --------     --------     --------     --------     --------

Investments
  Corporate bonds                                         15451.0      16633.3      22505.2      21119.5      21249.7
  U.S. government bonds                                    1305.1        662.4       1134.6        538.3        542.9
  Foreign government bonds                                 1781.4       1804.4       1321.2       1447.5       1321.1
  Mortgage backed securities                               5144.5       4529.3       5080.5       4404.0       4160.4
  State and municipal bonds                                 237.2        241.4         16.7         14.7         14.6
  Preferred stocks-redeemable                               177.4        195.5        174.6        164.7        161.2
  Common stocks                                             486.3        572.3        463.1        514.5        436.6
  Preferred stocks-equity                                    71.2         88.2         79.8         89.5        113.1
  Mortgage loans                                           3240.7       3288.1       4393.1       4735.4       4663.0
  Real estate                                               655.0        576.0        488.7        256.2        282.0
  Policy loans                                              734.8        763.1       1840.0       1892.4       1960.9
  Other long-term investments                               445.3        464.8        432.0        401.8        463.3
                                                         --------     --------     --------     --------     --------
       Total Investments                                  29730.0      29818.8      37929.5      35578.4      35368.6
                                                         --------     --------     --------     --------     --------

Invest in unconsol affiliates                                21.0         21.0         18.8         25.8          6.4
Cash and invested cash                                     1144.8       3794.7       2433.4       1895.9       1927.4
Property and equipment                                      196.0        189.8        174.8        203.8        228.2
Premiums and fees receivable                                237.3        197.5        246.2        259.6        296.7
Accrued investment income                                   417.6        423.0        528.5        533.2        546.4
Assets held in separate accounts                          28809.1      37138.8      43408.9      53654.2      50579.9
Federal income taxes recoverable                                                      204.1        345.0        207.5
Amounts recoverable from reinsurers                        2328.5       2350.8       3127.1       3954.3       3747.7
Deferred acquisition costs                                 1689.7       1623.8       1964.4       2800.3       3070.5
Other intangible assets                                     708.4        613.9       1848.4       1746.5       1557.0
Goodwill                                                    351.7        457.7       1484.3       1423.0       1286.0
Other                                                       596.4        544.8        468.0        675.7       1021.6
Discontinued operations - assets                           5482.7
                                                         --------     --------     --------     --------     --------
       Total Assets                                       71713.4      77174.7      93836.3     103095.7      99844.1
                                                         ========     ========     ========     ========     ========
LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                                7812.4       8228.7      16434.2      17071.4      17841.2
  Health reserves                                          2153.0       2300.4       2600.1       2507.8       2523.8
  Unpaid claims-life and health                             438.8        682.0       1043.4       1269.8       1316.6
  Unearned premiums                                          53.7         55.3         62.3         75.8         46.5
  Premium deposit funds                                   20894.6      19803.0      20171.9      19624.1      17715.5
  Participating policyholders' funds                         81.9         79.8        142.7        132.0        139.4
  Other policyholders' funds                                188.9        180.6        438.4        472.6        522.2
  Liab related to separate accounts                       28809.1      37138.8      43408.9      53654.2      50579.9
                                                         --------     --------     --------     --------     --------
       Total Ins and Inv Contr Liabilities                60432.4      68468.5      84301.9      94807.7      90685.1

Federal income taxes                                        161.5        487.8
Short-term debt                                             189.0        297.2        314.6        460.2        312.9
Long-term debt                                              626.3        511.0        712.2        712.0        712.2
Minority Interest - pref sec of a sub                       315.0        315.0        745.0        745.0        745.0
Other liabilities                                          1417.4       2112.2       2374.6       2107.0       2434.7
Discontinued operations - liabilities                      4101.9
                                                         --------     --------     --------     --------     --------
       Total Liabilities                                  67243.5      72191.8      88448.3      98831.9      94890.0
                                                         --------     --------     --------     --------     --------

S/Hs' equity-unrealized gains (losses)-cont op.             276.4        436.0        552.4       (465.7)        12.0
S/Hs' equity-unrealized gains (losses)-disc op.             136.4
S/Hs' equity-foreign currency                                66.4         46.2         50.0         30.0         21.9
S/Hs' equity-other                                         3990.7       4500.7       4785.6       4699.6       4920.2
                                                         --------     --------     --------     --------     --------
       Total Shareholders' Equity                          4470.0       4982.9       5387.9       4263.9       4954.1
                                                         --------     --------     --------     --------     --------
       Total Liabilities
       and Shareholders' Equity                           71713.4      77174.7      93836.3     103095.7      99844.1
                                                         ========     ========     ========     ========     ========

Shareholders' Equity Per Share
[Book Value, Securities at Cost]                           $19.51       $22.48       $23.86       $24.14       $25.85
Common shares outstanding                                   207.9        202.3        202.6        196.0        191.2






9/30/2001                                                                                                PAGE 12

                                            Quarterly Balance Sheet
                             Unaudited [Millions of Dollars except Common Share Data]


                                                           Dec       Mar       Jun       Sep       Dec       Mar
                                                          1998      1999      1999      1999      1999      2000
                                                      --------  --------   -------   -------  --------  --------
ASSETS

Investments
  Corporate bonds                                      22505.2   22450.1   21888.5   21560.5   21119.5   21188.0
  U.S. government bonds                                 1134.6    1489.4    1367.8     991.0     538.3     572.4
  Foreign government bonds                              1321.2    1373.7    1339.7    1369.6    1447.5    1416.4
  Mortgage backed securities                            5080.5    5068.6    4788.5    4601.2    4404.0    4393.4
  State and municipal bonds                               16.7      16.2      19.1      14.8      14.7      14.7
  Preferred stocks - redeemable                          174.6     179.8     175.8     171.3     164.7     159.7
  Common stocks                                          463.1     399.5     419.0     423.9     514.5     496.4
  Preferred stocks-equity                                 79.8      81.3      86.7      82.7      89.5      91.3
  Mortgage loans                                        4393.1    4344.6    4570.5    4772.7    4735.4    4833.9
  Real estate                                            488.7     471.8     449.8     280.3     256.2     283.4
  Policy loans                                          1840.0    1842.4    1847.4    1863.2    1892.4    1896.3
  Other long-term investments                            432.0     411.9     409.9     401.2     401.8     428.8
                                                      --------  --------   -------   -------  --------  --------
       Total Investments                               37929.5   38129.4   37362.6   36532.4   35578.4   35774.6
                                                      --------  --------   -------   -------  --------  --------

Invest in unconsol affiliates                             18.8      20.5      22.3      23.4      25.8
Cash and invested cash                                  2433.4    2327.0    2151.1    2342.9    1895.9    1510.1
Property and equipment                                   174.8     178.0     180.7     191.9     203.8     207.7
Premiums and fees receivable                             246.2     241.8     269.0     296.0     259.6     190.2
Accrued investment income                                528.5     585.6     569.1     602.9     533.2     575.0
Assets held in separate accounts                       43408.9   44339.4   47864.3   46228.8   53654.2   56907.6
Federal income taxes recoverable                         204.1     286.0     478.4     457.3     345.0     300.4
Amount recoverable from reinsurers                      3127.1    3124.5    3121.3    3315.6    3954.3    3851.0
Deferred acquisition costs                              1964.4    2112.2    2398.3    2614.5    2800.3    2870.4
Other intangible assets                                 1848.4    1845.4    1764.9    1760.6    1746.5    1705.5
Goodwill                                                1484.3    1404.6    1428.3    1435.0    1423.0    1349.6
Other                                                    468.0     755.8     651.1     699.3     675.7    1097.8
                                                      --------  --------   -------   -------  --------  --------
       Total Assets                                    93836.3   95350.3   98261.4   96500.7  103095.7  106340.0
                                                      ========  ========   =======   =======  ========  ========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                            16434.2   16590.3   16536.4   16760.5   17071.4   17172.1
  Health reserves                                       2600.1    2562.3    2528.2    2511.3    2507.8    2547.4
  Unpaid claims-life and health                         1043.4    1022.9    1064.9    1162.6    1269.8    1177.3
  Unearned premiums                                       62.3      68.8      68.7      62.5      75.8      57.1
  Premium deposit funds                                20171.9   20027.8   20012.6   19988.9   19624.1   18899.3
  Participating policyholders' funds                     142.7     132.6     125.7     120.2     132.0     130.7
  Other policyholders' funds                             438.4     440.4     441.2     445.9     472.6     478.9
  Liab related to separate accounts                    43408.9   44339.4   47864.3   46228.8   53654.2   56907.6
                                                      --------  --------   -------   -------  --------  --------
       Total Ins and Inv Contr Liabilities             84301.9   85184.6   88642.1   87280.8   94807.7   97370.5

Federal income taxes
Short-term debt                                          314.6     281.8     380.2     367.7     460.2     474.2
Long-term debt                                           712.2     712.1     712.1     712.0     712.0     712.0
Minority Interest - pref sec of a sub                    745.0     745.0     745.0     745.0     745.0     745.0
Other liabilities                                       2374.6    3319.3    2964.7    2733.0    2107.0    2697.9
                                                      --------  --------   -------   -------  --------  --------
       Total Liabilities                               88448.3   90242.9   93444.1   91838.5   98831.9  101999.6
                                                      --------  --------   -------   -------  --------  --------

S/Hs' equity-unrealized gns (losses)- inv.               552.4     254.6      (1.1)   (103.8)   (465.7)   (411.2)
S/Hs' equity- gains (losses)-derivatives
S/Hs' equity-foreign currency                             50.0      30.1      20.6      40.2      30.0      22.8
S/Hs' equity-other                                      4785.6    4822.6    4797.9    4725.8    4699.6    4728.8
Cumulative effect of accounting change
                                                      --------  --------   -------   -------  --------  --------
       Total Shareholders' Equity                       5387.9    5107.4    4817.4    4662.2    4263.9    4340.4
                                                      --------  --------   -------   -------  --------  --------

       Total Liabilities
       and Shareholders' Equity                        93836.3   95350.3   98261.4   96500.7  103095.7  106340.0
                                                      ========  ========   =======   =======  ========  ========

Shareholders' Equity Per Share
 [Book Value, Securities at Cost]                       $23.86    $24.04    $24.18    $24.28    $24.14    $24.58
Common shares outstanding                                202.6     201.8     199.3     196.3     196.0     193.3


                                            Quarterly Balance Sheet
                             Unaudited [Millions of Dollars except Common Share Data]

                                                           Jun       Sep       Dec       Mar       Jun       Sep
                                                          2000      2000      2000      2001      2001      2001
                                                      --------  --------   -------   -------  --------  --------
ASSETS

Investments
  Corporate bonds                                      20719.1   21064.7   21249.7   21855.2   22116.6   23424.3
  U.S. government bonds                                  566.2     575.5     542.9     536.6     510.0     467.7
  Foreign government bonds                              1377.4    1277.7    1321.1    1240.8    1236.3    1160.3
  Mortgage backed securities                            4242.4    4172.5    4160.4    4009.8    3844.6    3765.6
  State and municipal bonds                               14.1      14.3      14.6      14.7      14.1      14.4
  Preferred stocks - redeemable                          159.2     159.5     161.2     154.1     152.2      99.3
  Common stocks                                          467.8     479.9     436.6     388.6     373.3     311.2
  Preferred stocks-equity                                 92.2      90.3     113.1     170.9     160.8     166.5
  Mortgage loans                                        4783.8    4767.3    4663.0    4641.2    4652.8    4663.1
  Real estate                                            282.1     297.6     282.0     308.1     306.9     288.8
  Policy loans                                          1914.7    1935.6    1960.9    1947.0    1947.4    1943.4
  Other long-term investments                            438.2     470.5     463.3     477.4     480.9     483.4
                                                      --------  --------   -------   -------  --------  --------
       Total Investments                               35057.2   35305.4   35368.6   35744.5   35796.0   36788.0
                                                      --------  --------   -------   -------  --------  --------

Invest in unconsol affiliates                             (0.9)      5.8       6.4       7.3       6.1       6.5
Cash and invested cash                                  1619.3    1435.9    1927.4    2015.2    1501.9    1996.3
Property and equipment                                   205.5     213.8     228.2     242.1     251.4     261.0
Premiums and fees receivable                             247.8     240.8     296.7     282.8     303.7     264.5
Accrued investment income                                544.0     569.2     546.4     581.9     573.2     615.1
Assets held in separate accounts                       54924.2   54410.9   50579.9   44506.2   47140.2   39479.8
Federal income taxes recoverable                         246.1     267.3     207.5     106.6     177.5      35.3
Amount recoverable from reinsurers                      3775.3    3774.7    3747.7    3706.4    3662.0    3818.3
Deferred acquisition costs                              2968.0    3048.0    3070.5    2963.4    3129.1    3087.2
Other intangible assets                                 1646.7    1598.4    1557.0    1505.3    1479.0    1451.5
Goodwill                                                1335.4    1296.6    1286.0    1274.5    1263.6    1253.2
Other                                                   1279.1    1076.4    1021.6    1186.3    1147.7    1149.4
                                                      --------  --------   -------   -------  --------  --------
       Total Assets                                   103847.6  103243.1   99844.1   94122.4   96431.2   90206.0
                                                      ========  ========   =======   =======  ========  ========

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Inv Contract Liabilities:
  Life and annuity reserves                            17247.3   17500.0   17841.2   17733.0   17865.3   17990.8
  Health reserves                                       2494.2    2520.2    2523.8    2534.8    2533.9    2573.2
  Unpaid claims-life and health                         1204.1    1202.8    1316.6    1255.3    1136.5    1206.6
  Unearned premiums                                       52.8      51.8      46.5      45.9      19.0       8.1
  Premium deposit funds                                18407.2   18072.1   17715.5   17667.1   17715.9   18509.7
  Participating policyholders' funds                     130.4     135.4     139.4     145.0     135.2     118.3
  Other policyholders' funds                             490.6     500.7     522.2     532.1     541.4     554.3
  Liab related to separate accounts                    54924.2   54410.9   50579.9   44506.2   47140.2   39479.8
                                                      --------  --------   -------   -------  --------  --------
       Total Ins and Inv Contr Liabilities             94950.8   94394.0   90685.1   84419.3   87087.2   80440.8

Federal income taxes
Short-term debt                                          355.7     330.3     312.9     415.3     351.3     539.0
Long-term debt                                           712.1     712.2     712.2     712.3     712.4     712.4
Minority Interest - pref sec of a sub                    745.0     745.0     745.0     745.0     745.0     305.0
Other liabilities                                       2860.3    2522.9    2434.7    2734.2    2479.4    2840.2
                                                      --------  --------   -------   -------  --------  --------
       Total Liabilities                               99623.9   98704.5   94890.0   89026.0   91375.3   84837.4
                                                      --------  --------   -------   -------  --------  --------

S/Hs' equity-unrealized gns (losses)- inv.              (556.6)   (337.7)     12.0     190.4      76.2     247.9
S/Hs' equity- gains (losses)-derivatives                                                 5.7       9.4       2.8
S/Hs' equity-foreign currency                             21.8      19.9      21.9       4.1     (15.3)      6.9
S/Hs' equity-other                                      4758.5    4856.4    4920.1    4878.6    4968.1    5093.4
Cumulative effect of accounting change                                                  17.6      17.6      17.6
                                                      --------  --------   -------   -------  --------  --------
       Total Shareholders' Equity                       4223.7    4538.6    4954.1    5096.4    5055.9    5368.6
                                                      --------  --------   -------   -------  --------  --------

       Total Liabilities
       and Shareholders' Equity                       103847.6  103243.1   99844.1   94122.4   96431.2   90206.0
                                                      ========  ========   =======   =======  ========  ========

Shareholders' Equity Per Share
 [Book Value, Securities at Cost]                       $25.01    $25.43    $25.85    $25.96    $26.32    $26.87
Common shares outstanding                                191.1     191.8     191.2     188.1     188.2     189.8





9/30/2001                                                                                                                   PAGE 13
                                                         Annuities Segment
                                                Income Statements & Operational Data
                                                   Unaudited [Millions of Dollars]

                                                                                                                   YTD          YTD
                                                                                                                   Sep          Sep
For the Year Ended December 31                   1996         1997         1998         1999         2000         2000         2001
-----------------------------------------------------------------------------------------------------------------------
Operating Revenue
  Premiums                                       69.8         84.2         53.9         65.2         64.3         48.1         64.8
  Surrender charges                              26.3         29.8         33.5         37.9         41.8         32.7         24.0
  Expense assessments                           276.7        367.2        459.9        536.2        628.4        474.1        411.5
  Other revenue and fees                          0.8          1.2          1.7         14.5         11.0          7.5          6.7
  Net investment income                        1385.9       1477.1       1501.6       1474.2       1393.5       1058.5       1027.3
                                               ------       ------       ------       ------       ------       ------       ------
       Operating Revenue                       1759.5       1959.5       2050.6       2128.0       2138.9       1620.8       1534.4
                                               ------       ------       ------       ------       ------       ------       ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                    270.1        292.6        271.6        259.1        254.7        195.7        208.6
    Interest credited to policy bal.            910.3        974.4        955.2        925.2        866.1        652.9        636.3
  Underwriting, acquisition,
     insurance and other expenses               348.5        415.0        498.8        560.8        575.5        432.3        393.4
  Goodwill amortization                           0.0          0.0          2.2          2.0         (0.6)        (0.9)         0.9
                                               ------       ------       ------       ------       ------       ------       ------
     Operating Benefits and Expenses           1528.9       1682.0       1727.8       1747.1       1695.7       1280.0       1239.3
                                               ------       ------       ------       ------       ------       ------       ------

         Income from Operations Before Tax      230.6        277.5        322.8        380.9        443.2        340.9        295.1

  Federal income taxes                           56.0         54.5         60.4         81.4         81.2         65.3         49.6

                                               ------       ------       ------       ------       ------       ------       ------
       Income from Operations                   174.6        223.0        262.4        299.4        362.0        275.6        245.5
                                               ------       ------       ------       ------       ------       ------       ------

  Realized gains (losses) on investments         29.6         40.3         11.4         (7.9)        (3.4)        (6.2)       (21.6)
  Gains(losses) on derivatives                    0.0          0.0          0.0          0.0          0.0          0.0         (0.3)
  Restructuring Charge                            0.0          0.0          0.0          0.0          0.0          0.0         (1.3)
                                               ------       ------       ------       ------       ------       ------       ------
        Income before Accounting Changes        204.3        263.3        273.8        291.5        358.6        269.4        222.4
  Cumulative effect of accounting changes         0.0          0.0          0.0          0.0          0.0          0.0         (7.3)
                                               ------       ------       ------       ------       ------       ------       ------
       Net Income                               204.3        263.3        273.8        291.5        358.6        269.4        215.1
                                               ======       ======       ======       ======       ======       ======       ======

Inc from Oper -before Goodwill Amort.           174.6        223.0        264.6        301.5        361.4        274.6        246.4

Effective tax rate                              24.3%        19.6%        18.7%        21.4%        18.3%        19.2%        16.8%

Operating Revenue                              1759.5       1959.5       2050.6       2128.0       2138.9       1620.8       1534.4
Realized gains (losses) on investments           45.6         63.5         17.5        (12.1)        (5.2)        (9.5)       (33.2)
Gains(losses) on derivatives                      0.0          0.0          0.0          0.0          0.0          0.0         (0.4)
                                               ------       ------       ------       ------       ------       ------       ------
    Total Revenue                              1805.0       2023.0       2068.1       2115.8       2133.7       1611.3       1500.7
                                               ======       ======       ======       ======       ======       ======       ======
                                                                                                                                0.4
Average capital                                1334.3       1373.0       1592.6       1562.0       1601.8       1573.8       1829.3
Return on average capital                       13.1%        16.2%        16.5%        19.2%        22.6%        23.3%        17.9%





9/30/2001                                                                                                                 Page 14

                                                         Annuities Segment
                                                Income Statements & Operational Data
                                                   Unaudited [Millions of Dollars]

                                     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep
                                    1998    1999    1999    1999    1999    2000    2000    2000    2000    2001    2001    2001
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Operating Revenue
  Premiums                          16.3    14.9    16.2    13.1    21.0    13.3    16.8    18.0    16.2    19.1    32.5    13.2
  Surrender charges                  7.6     8.6     9.3    10.1     9.8    11.1    11.2    10.4     9.1     9.1     8.5     6.5
  Expense assessments              112.6   119.8   133.3   142.6   140.5   155.1   155.7   163.4   154.2   141.6   138.0   132.0
  Other revenue and fees             1.2     3.9     3.2     0.9     6.4     2.2     0.6     4.6     3.5     1.7     3.9     1.2
  Net investment income            372.5   373.4   370.2   364.5   366.0   362.9   345.8   349.8   335.0   341.3   339.3   346.6
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
       Operating Revenue           510.2   520.7   532.3   531.2   543.7   544.6   530.1   546.2   518.1   512.8   522.1   499.5
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                        68.9    61.9    65.0    55.0    77.2    61.6    65.7    68.4    59.0    69.8    72.6    66.3
    Interest credited to
       policy balances             233.6   228.2   232.9   230.1   234.1   228.2   219.4   205.4   213.2   209.4   209.7   217.2
  Underwriting, acquisition,
     insurance and other expenses  128.1   138.5   141.0   146.5   134.7   144.5   139.8   147.9   143.2   134.6   126.0   132.8
  Goodwill amortization              1.1     0.5     0.4     0.6     0.5    (1.5)    0.3     0.3     0.3     0.3     0.3     0.3
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
  Operating Benefits and
  Expenses                         431.6   429.1   439.2   432.2   446.5   432.8   425.2   421.9   415.7   414.1   408.6   416.6
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

         Income from Operations
            Before Tax              78.6    91.6    93.0    99.0    97.2   111.8   104.8   124.2   102.3    98.7   113.6    82.9

  Federal income taxes              15.4    17.2    17.1    23.6    23.5    23.3    20.7    21.3    15.9    16.3    22.8    10.4

                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
       Income from Operations       63.2    74.4    75.9    75.4    73.7    88.5    84.1   102.9    86.4    82.3    90.8    72.4
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------

  Realized gains (losses) on
     investments                     1.8     2.4     0.5    (7.0)   (3.7)    2.7     0.3    (9.1)    2.8    (1.4)   (6.7)  (13.5)
  Gains (losses) on derivatives      0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0    (0.1)    0.1    (0.3)
  Restructuring charges              0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0    (0.7)   (0.6)    0.0
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
 Income before Accounting
 Changes                            64.9    76.8    76.4    68.4    69.9    91.2    84.4    93.8    89.2    80.2    83.6    58.6
  Cumulative effect of
  accounting changes                 0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0    (3.6)   (3.7)    0.0
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
       Net Income                   64.9    76.8    76.4    68.4    69.9    91.2    84.4    93.8    89.2    76.6    79.9    58.6
                                 ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

Inc from Oper-before
    Goodwill Amortization           64.3    75.0    76.3    76.0    74.2    87.0    84.4   103.2    86.7    82.6    91.1    72.7

Effective tax rate                  19.6%   18.8%   18.4%   23.8%   24.2%   20.8%   19.7%   17.1%   15.6%   16.6%   20.1%   12.6%

Operating Revenue                  510.2   520.7   532.3   531.2   543.7   544.6   530.1   546.2   518.1   512.8   522.1   499.5
Realized gains (losses) on
   investments                       2.7     3.7     0.7   (10.7)   (5.8)    4.2     0.4   (14.1)    4.2    (2.2)  (10.3)  (20.8)
Gains (losses) on derivatives        0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0    (0.2)    0.2    (0.5)
                                 ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
    Total Revenue                  512.9   524.4   533.0   520.5   538.0   548.7   530.5   532.1   522.3   510.4   512.1   478.2
                                 ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= ======= =======

Average capital                   1521.5  1615.3  1602.4  1471.2  1559.0  1438.4  1647.7  1635.2  1686.0  1797.9  1787.1  1902.9
Return on average capital           16.6%   18.4%   19.0%   20.5%   18.9%   24.6%   20.4%   25.2%   20.5%   18.3%   20.3%   15.2%





9/30/01                                                                                                         Page 15

                                                         Annuities Segment
                                                 Annuity Account Value Roll Forward
                                                   Unaudited [Billions of Dollars]

                                                                                                        YTD         YTD
                                                                                                        Sep         Sep
                                                 1996      1997       1998       1999       2000       2000        2001
                                             --------  --------   --------   --------   --------   --------    --------
Fixed Annuities- Bal Beg-of-Year               14.645    17.634     17.214     18.111     18.210     18.210      16.615

  Gross Deposits                                1.852     1.632      1.452      2.563      2.074      1.592       2.124
  Withdrawals (incl charges) & deaths          (1.916)   (2.220)    (2.468)    (2.521)    (3.283)    (2.473)     (1.886)
                                             --------  --------   --------   --------   --------   --------    --------
      Net cash flows                           (0.063)   (0.588)    (1.016)     0.042     (1.209)    (0.881)      0.238
  Transfer from (to) var annuities             (0.688)   (1.336)    (0.356)    (0.783)    (1.329)    (1.113)     (0.215)
  Interest credited                             0.871     0.978      0.994      0.840      0.944      0.714       0.679
  Acq of new business/companies                 2.869     0.527      1.274
                                             --------  --------   --------   --------   --------   --------    --------
     Fixed Annuities-Gross                     17.634    17.214     18.111     18.210     16.615     16.930      17.317
Reinsurance Ceded                              (1.816)   (1.757)    (1.606)    (1.419)    (1.173)    (1.230)     (1.014)
                                             --------  --------   --------   --------   --------   --------    --------
     Fixed Annuities-Bal End -of-Year          15.818    15.458     16.505     16.791     15.442     15.700      16.303
                                             --------  --------   --------   --------   --------   --------    --------
     Fixed Annuities Incremental Deposits *     1.410     1.412      1.265      2.310      1.918      1.471       2.020


Variable Annuities-Bal Beg-of-Year             15.673    20.383     27.346     33.358     41.493     41.493      39.427

  Gross Deposits                                2.746     2.695      2.791      2.553      3.165      2.319       2.274
  Withdrawals (incl charges) & deaths          (1.454)   (2.038)    (3.019)    (3.760)    (4.830)    (3.631)     (3.038)
                                             --------  --------   --------   --------   --------   --------    --------
      Net cash flows                            1.292     0.657     (0.228)    (1.207)    (1.665)    (1.312)     (0.764)
  Transfer from (to) fixed annuities            0.689     1.335      0.389      0.787      1.320      1.108       0.215
  Invest inc & change in mkt value              2.729     4.971      5.414      8.555     (1.721)     1.454      (8.372)
  Acq(sale) of new business/companies                                0.437
                                             --------  --------   --------   --------   --------   --------    --------
     Var Annuities-Bal End-of-Year             20.383    27.346     33.358     41.493     39.427     42.743      30.506
                                             --------  --------   --------   --------   --------   --------    --------
     Variable Annuities Incremental
       Deposits *                               2.626     2.585      2.641      2.409      2.667      2.017       1.899


 Total Annuities - Bal Beg-of-Year             30.318    38.017     44.561     51.469     59.704     59.704      56.043

  Gross Deposits                                4.598     4.327      4.244      5.116      5.239      3.911       4.398
  Withdrawals (incl charges) & deaths          (3.369)   (4.258)    (5.487)    (6.281)    (8.113)    (6.104)     (4.924)
                                             --------  --------   --------   --------   --------   --------    --------
    Net cash flows                              1.229     0.069     (1.244)    (1.165)    (2.874)    (2.193)     (0.526)
  Transfers                                     0.001    (0.001)     0.033      0.004     (0.009)    (0.005)
  Interest credited & change in mkt value       3.600     5.949      6.408      9.395     (0.777)     2.168      (7.693)
  Acq of new business/companies                 2.869     0.527      1.711
                                             --------  --------   --------   --------   --------   --------    --------
     Total Gross Annuities-Bal End-of-Year     38.017    44.561     51.469     59.704     56.043     59.673      47.824
Reinsurance Ceded                              (1.816)   (1.757)    (1.606)    (1.419)    (1.173)    (1.230)     (1.014)
                                             --------  --------   --------   --------   --------   --------    --------
Total Annuities (Net of Ceded) - Bal
  End-of-Year                                  36.202    42.804     49.863     58.284     54.869     58.443      46.810
                                             ========  ========   ========   ========   ========   ========    ========

     Total Annuities Incremental Deposits *     4.036     3.997      3.906      4.719      4.585      3.488       3.919

     Var Ann Under Agree - Included above                            0.649      0.719      0.941      0.962       0.907

*  Incremental Deposits represent gross deposits reduced by transfers from other Lincoln Annuity products.





9/30/01                                                                                             PAGE 16

                                               Annuities Segment
                                      Annuity Account Value Roll Forward
                                        Unaudited [Billions of Dollars]

                                                    Dec       Mar       Jun       Sep       Dec       Mar
                                                   1998      1999      1999      1999      1999      2000
                                                 ------    ------    ------    ------    ------    ------
Fixed Annuities-Bal Beg-of-Quarter               18.123    18.111    18.225    18.303    18.406    18.210

  Gross Deposits                                  0.335     0.489     0.654     0.678     0.741     0.589
  Withdrawals (incl charges) & deaths            (0.608)   (0.579)   (0.593)   (0.567)   (0.782)   (0.875)
                                                 ------    ------    ------    ------    ------    ------
      Net cash flows                             (0.273)   (0.090)    0.061     0.111    (0.040)   (0.287)
  Transfer from (to) var annuities                0.011    (0.034)   (0.211)   (0.238)   (0.300)   (0.550)
  Interest credited                               0.249     0.238     0.228     0.231     0.144     0.241
  Acq of new business/companies                   0.001
                                                 ------    ------    ------    ------    ------    ------
     Fixed Annuities-Gross                       18.111    18.225    18.303    18.406    18.210    17.615
Reinsurance Ceded                                (1.606)   (1.569)   (1.524)   (1.473)   (1.419)   (1.363)
                                                 ------    ------    ------    ------    ------    ------
     Fixed Annuities-Bal End-of-Quarter          16.505    16.656    16.779    16.934    16.791    16.252
                                                 ------    ------    ------    ------    ------    ------
     Fixed Annuities Incremental Deposits *       0.304     0.462     0.622     0.644     0.582     0.560


Variable Annuities-Bal Beg-of-Quarter            29.476    33.358    34.148    37.233    35.613    41.493

  Gross Deposits                                  0.633     0.635     0.651     0.634     0.634     0.797
  Withdrawals (incl charges) & deaths            (0.801)   (0.827)   (0.912)   (0.938)   (1.084)   (1.210)
                                                 ------    ------    ------    ------    ------    ------
      Net cash flows                             (0.168)   (0.192)   (0.261)   (0.304)   (0.450)   (0.413)
  Transfer from (to) fixed annuities              0.028     0.034     0.213     0.237     0.303     0.549
  Invest inc & change in mkt value                5.405     0.948     3.133    (1.553)    6.027     3.011
  Acq(sale) of new business/companies            (1.383)
                                                 ------    ------    ------    ------    ------    ------
     Var Annuities-Bal End-of-Quarter            33.358    34.148    37.233    35.613    41.493    44.640

     Variable Annuities Incremental Deposits      0.585     0.606     0.622     0.589     0.592     0.732


 Total Annuities -Bal Beg-of-Quarter             47.599    51.469    52.373    55.536    54.020    59.704

  Gross Deposits                                  0.968     1.124     1.305     1.312     1.375     1.386
  Withdrawals (incl charges) & deaths            (1.409)   (1.406)   (1.505)   (1.505)   (1.865)   (2.085)
                                                 ------    ------    ------    ------    ------    ------
    Net cash flows                               (0.441)   (0.282)   (0.200)   (0.193)   (0.490)   (0.700)
  Transfers                                       0.039               0.002    (0.001)    0.003    (0.001)
  Interest credited & change in mkt value         5.654     1.186     3.361    (1.322)    6.171     3.252
  Acq of new business/companies                  (1.382)
                                                 ------    ------    ------    ------    ------    ------
     Total Gross Annuities-Bal End-of-Quarter    51.469    52.373    55.536    54.020    59.704    62.255
Reinsurance Ceded                                (1.606)   (1.569)   (1.524)   (1.473)   (1.419)   (1.363)
                                                 ------    ------    ------    ------    ------    ------
Total Annuities (Net of Ceded) - Bal End-of-Qtr  49.863    50.804    54.012    52.547    58.284    60.892
                                                 ======    ======    ======    ======    ======    ======
     Total Annuities Incremental Deposits *       0.889     1.068     1.244     1.233     1.174     1.292

     Var Ann Under Agree - Included above         0.649     0.651     0.685     0.639     0.719     0.866

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln
  Annuity products.

Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                          0.132     0.136     0.151     0.147     0.275     0.134
Withdrawals                                      (0.278)   (0.292)   (0.318)   (0.329)   (0.428)   (0.612)
Net Flows                                        (0.146)   (0.156)   (0.167)   (0.182)   (0.152)   (0.479)

Variable Annuities - included fixed
portion of variable contracts
Deposits                                          0.836     0.988     1.154     1.165     1.100     1.252
Withdrawals                                      (1.131)   (1.114)   (1.187)   (1.176)   (1.438)   (1.473)
Net Flows                                        (0.295)   (0.126)   (0.033)   (0.011)   (0.338)   (0.221)

Fixed Portion of Variable Contracts
Deposits                                          0.203     0.353     0.503     0.531     0.466     0.455
Withdrawals                                      (0.330)   (0.287)   (0.275)   (0.238)   (0.354)   (0.263)
Net Flows                                        (0.127)    0.066     0.228     0.293     0.112     0.192




                                         Annuities Segment (Continued)
                                       Annuity Account Value Roll Forward
                                        Unaudited [Billions of Dollars]

                                                    Jun       Sep       Dec       Mar       Jun       Sep
                                                   2000      2000      2000      2001      2001      2001
                                                 ------    ------    ------    ------    ------    ------
Fixed Annuities-Bal Beg-of-Quarter               17.615    17.200    16.930    16.615    16.599    16.697

  Gross Deposits                                  0.490     0.513     0.482     0.560     0.668     0.896
  Withdrawals (incl charges) & deaths            (0.796)   (0.802)   (0.810)   (0.787)   (0.574)   (0.525)
                                                 ------    ------    ------    ------    ------    ------
      Net cash flows                             (0.307)   (0.288)   (0.328)   (0.227)    0.094     0.372
  Transfer from (to) var annuities               (0.346)   (0.217)   (0.216)   (0.014)   (0.222)    0.021
  Interest credited                               0.238     0.235     0.230     0.225     0.226     0.228
  Acq of new business/companies
     Fixed Annuities-Gross                       17.200    16.930    16.615    16.599    16.697    17.317
Reinsurance Ceded                                (1.291)   (1.230)   (1.173)   (1.115)   (1.069)   (1.014)
                                                 ------    ------    ------    ------    ------    ------
     Fixed Annuities-Bal End-of-Quarter          15.909    15.700    15.442    15.484    15.628    16.303
                                                 ------    ------    ------    ------    ------    ------

     Fixed Annuities Incremental Deposits *       0.447     0.464     0.447     0.536     0.611     0.873


Variable Annuities-Bal Beg-of-Quarter            44.640    43.097    42.743    39.427    34.733    36.961

  Gross Deposits                                  0.793     0.729     0.846     0.887     0.703     0.684
  Withdrawals (incl charges) & deaths            (1.168)   (1.253)   (1.199)   (1.250)   (0.993)   (0.795)
                                                 ------    ------    ------    ------    ------    ------
      Net cash flows                             (0.375)   (0.524)   (0.353)   (0.363)   (0.290)   (0.111)
  Transfer from (to) fixed annuities              0.343     0.216     0.212     0.011     0.227    (0.023)
  Invest inc & change in mkt value               (1.511)   (0.046)   (3.175)   (4.342)    2.291    (6.321)
  Acq(sale) of new business/companies
     Var Annuities-Bal End-of-Quarter            43.097    42.743    39.427    34.733    36.961    30.506
                                                 ------    ------    ------    ------    ------    ------
     Variable Annuities Incremental Deposits      0.699     0.586     0.650     0.683     0.612     0.604


 Total Annuities -Bal Beg-of-Quarter             62.255    60.297    59.673    56.043    51.332    53.658

  Gross Deposits                                  1.283     1.242     1.328     1.447     1.371     1.580
  Withdrawals (incl charges) & deaths            (1.964)   (2.055)   (2.009)   (2.037)   (1.567)   (1.320)
                                                 ------    ------    ------    ------    ------    ------
    Net cash flows                               (0.682)   (0.812)   (0.681)   (0.590)   (0.196)    0.261
  Transfers                                      (0.003)   (0.001)   (0.004)   (0.003)    0.005    (0.002)
  Interest credited & change in mkt value        (1.273)    0.189    (2.945)   (4.117)    2.517    (6.093)
  Acq of new business/companies
     Total Gross Annuities-Bal End-of-Quarter    60.297    59.673    56.043    51.332    53.658    47.824
Reinsurance Ceded                                (1.291)   (1.230)   (1.173)   (1.115)   (1.069)   (1.014)
                                                 ------    ------    ------    ------    ------    ------
Total Annuities (Net of Ceded) - Bal End-of-Qtr  59.006    58.443    54.869    50.217    52.589    46.810
                                                 ======    ======    ======    ======    ======    ======
     Total Annuities Incremental Deposits *       1.145     1.050     1.097     1.219     1.223     1.477

     Var Ann Under Agree - Included above         0.868     0.962     0.941     0.904     0.975     0.907

* Incremental Deposits represent gross deposits reduced by transfers from other Lincoln
  Annuity products.

Fixed Annuities - excluding fixed
portion of variable contracts
Deposits                                           0.126     0.114     0.085     0.160     0.329     0.489
Withdrawals                                       (0.557)   (0.532)   (0.570)   (0.556)   (0.356)   (0.340)
Net Flows                                         (0.431)   (0.417)   (0.485)   (0.396)   (0.027)    0.149

Variable Annuities - included fixed
portion of variable contracts
Deposits                                           1.157     1.128     1.243     1.287     1.042     1.091
Withdrawals                                       (1.408)   (1.523)   (1.439)   (1.481)   (1.211)   (0.979)
Net Flows                                         (0.251)   (0.395)   (0.196)   (0.194)   (0.169)    0.112

Fixed Portion of Variable Contracts
Deposits                                           0.364     0.399     0.397     0.400     0.339     0.407
Withdrawals                                       (0.240)   (0.270)   (0.240)   (0.231)   (0.218)   (0.184)
Net Flows                                          0.124     0.129     0.157     0.169     0.121     0.223





9/30/01                                                                                                         PAGE 17

                                                      Life Insurance Segment
                                               Income Statements & Operational Data
                                                  Unaudited [Millions of Dollars]

                                                                                                         YTD        YTD
                                                                                                         Sep        Sep
                                                 1996       1997       1998       1999       2000       2000       2001
                                              -------    -------    -------    -------    -------    -------    -------
Operating Revenue
  Premiums                                       62.4       64.8      185.9      235.8      227.3      160.2      148.0
  Surrender charges                              10.5        9.8       52.1       66.3       66.4       46.5       46.3
  Mortality assessments                         159.7      161.2      350.1      444.6      465.2      343.0      373.8
  Expense assessments                            27.8       28.6      146.2      165.8      191.8      136.3      138.6
  Other revenue and fees                          6.7        9.0        2.6        9.8       14.2       10.6       11.9
  Net investment income                         260.6      268.2      642.6      840.1      871.5      651.8      683.6
                                              -------    -------    -------    -------    -------    -------    -------
       Operating Revenue                        527.6      541.5     1379.5     1762.6     1836.4     1348.4     1402.2
                                              -------    -------    -------    -------    -------    -------    -------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                    136.5      143.6      371.2      430.5      411.5      290.5      305.7
    Div accum & div to policyholders             24.1       20.4       70.7       81.5       80.8       55.5       53.1
    Interest credited to policy bal.            151.9      153.0      393.1      493.8      525.4      388.9      423.0
  Underwriting, acquisition,
     insurance and other expenses               154.1      172.1      293.1      399.1      384.8      295.3      283.3
  Goodwill amortization                           0.1        0.1       19.7       23.4       23.7       17.8       17.8
  Interest expense                                                                 0.0        0.0        0.0        0.0
                                              -------    -------    -------    -------    -------    -------    -------
     Operating Benefits and Expenses            466.8      489.3     1147.8     1428.2     1426.3     1047.9     1082.9
                                              -------    -------    -------    -------    -------    -------    -------

         Income from Operations Before Tax       60.8       52.3      231.6      334.3      410.1      300.5      319.3

  Federal income taxes                           19.6       12.4       82.4      122.3      150.1      111.1      113.5
                                              -------    -------    -------    -------    -------    -------    -------
       Income from Operations*                   41.2       39.9      149.2      212.0      259.9      189.3      205.8
                                              -------    -------    -------    -------    -------    -------    -------
  Realized gains (losses) on investments         10.5       (0.8)      (1.7)      (0.5)     (10.7)      (5.4)     (17.2)
  Gains(losses) on derivatives                                                                                      0.1
  Restructuring charges                                               (20.0)                                       (2.0)
                                              -------    -------    -------    -------    -------    -------    -------
Income before Accounting Changes                 51.8       39.1      127.5      211.5      249.3      183.9      186.7
                                              =======    =======    =======    =======    =======    =======    =======
  Cumulative effect of accounting changes         0.0        0.0        0.0        0.0        0.0        0.0       (5.5)
       Net Income*                               51.8       39.1      127.5      211.5      249.3      183.9      181.2

Inc from Oper -before Goodwill Amort.            41.4       40.0      168.9      235.4      283.6      207.1      223.6

Effective tax rate                              32.2%      23.7%      35.6%      36.6%      36.6%      37.0%      35.6%

Operating Revenue                               527.6      541.5    1,379.5     1762.6     1836.4     1348.4     1402.2
Realized gains (losses) on investments           21.6        3.2       (1.0)      (2.2)     (17.4)      (9.3)     (26.5)
Gains(losses) on derivatives                                                                                        0.1
                                              -------    -------    -------    -------    -------    -------    -------
    Total Revenue                               549.2      544.8    1,378.5     1760.4     1819.0     1339.1     1375.9
                                              =======    =======    =======    =======    =======    =======    =======
Average capital                                 388.2      384.9     1948.0     2712.3     2640.2     2640.3     2727.3
Return on average capital                       10.6%      10.4%       7.7%       7.8%       9.8%       9.6%      10.1%


First Year Premiums by Product (Billions)
  Lincoln Life
    Universal Life                              0.021      0.013      0.125      0.225      0.190      0.134      0.115
    Variable Universal Life                     0.054      0.053      0.086      0.129      0.209      0.136      0.151
    Whole Life                                  0.007      0.005      0.020      0.024      0.022      0.014      0.016
    Term                                        0.000      0.000      0.003      0.004      0.003      0.002      0.001
                                              -------    -------    -------    -------    -------    -------    -------
        Subtotal                                0.082      0.071      0.234      0.381      0.423      0.287      0.282
    Corporate Owned Life Insurance (COLI)       0.000      0.000      0.004      0.015      0.087      0.038      0.033
                                              -------    -------    -------    -------    -------    -------    -------
        Total Lincoln Life                      0.082      0.071      0.238      0.396      0.510      0.325      0.315
                                              -------    -------    -------    -------    -------    -------    -------

First Penn-Pacific
    Universal Life                              0.111      0.101      0.108      0.114      0.094      0.071      0.075
    Term                                        0.023      0.033      0.046      0.047      0.045      0.036      0.025
                                              -------    -------    -------    -------    -------    -------    -------
        Total First Penn-Pacific                0.134      0.134      0.154      0.160      0.139      0.107      0.101
                                              -------    -------    -------    -------    -------    -------    -------
    Total Segment by Product                    0.216      0.205      0.391      0.556      0.649      0.431      0.416
                                              =======    =======    =======    =======    =======    =======    =======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                                                       0.181      0.195      0.130      0.118
Lincoln Financial Distributors                                                   0.375      0.455      0.302      0.298
                                              -------    -------    -------    -------    -------    -------    -------
    Total by Distribution                       0.216      0.205      0.391      0.556      0.649      0.431      0.416
                                              =======    =======    =======    =======    =======    =======    =======
Individual Life Insurance In-Force (Billions)
  Universal Life & Other                       32.876     32.827    105.837    109.288    115.872    112.884    119.029
  Term Insurance                               16.284     30.337     67.076     85.701    100.130     98.424    108.723
                                              -------    -------    -------    -------    -------    -------    -------
     Total  Life Segment In-Force              49.160     63.164    172.914    194.988    216.002    211.308    227.751
                                              =======    =======    =======    =======    =======    =======    =======

* Year-to-date 2001 income from operations and net income include special charges of $1.9 million after-tax ($2.9 million pre-tax) recorded in the 3rd quarter of 2001 related to the events of September 11, 2001.





9/30/01                                                                                        PAGE 18

                                             Life Insurance Segment
                                      Income Statements & Operational Data
                                         Unaudited [Millions of Dollars]


For the Quarter Ended                            Dec       Mar       Jun       Sep       Dec       Mar
                                                1998      1999      1999      1999      1999      2000
                                             -------   -------   -------   -------   -------   -------
Operating Revenue
  Premiums                                      80.2      54.5      57.8      52.4      71.1      53.0
  Surrender charges                             17.6      14.7      16.5      17.1      18.0      16.2
  Mortality assessments                        121.8     108.8     111.4     110.5     113.9     112.2
  Expense assessments                           50.8      39.6      35.4      42.8      48.0      45.3
  Other revenue and fees                         2.5       1.9       1.6       2.4       3.9       3.2
  Net investment income                        207.5     207.9     207.8     209.6     214.8     215.6
                                             -------   -------   -------   -------   -------   -------
       Operating Revenue                       480.4     427.4     430.6     434.9     469.6     445.5
                                             -------   -------   -------   -------   -------   -------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                   134.9     103.6     108.7     105.4     112.8      98.4
    Div accum & div to policyholders            26.3      20.3      21.0      19.2      21.0      20.4
    Interest credited to policy bal.           122.0     125.8     123.0     122.8     122.3     126.3
  Underwriting, acquisition,
     insurance and other expenses              106.6      95.7      86.5      99.1     117.8      99.4
  Goodwill amortization                          7.1       5.9       5.0       6.4       6.0       5.9
                                             -------   -------   -------   -------   -------   -------
     Operating Benefits and Expenses           396.9     351.2     344.1     353.0     379.9     350.3
                                             -------   -------   -------   -------   -------   -------

         Income from Operations Before Tax      83.5      76.1      86.5      82.0      89.8      95.2

  Federal income taxes                          31.6      28.1      32.0      29.4      32.8      34.8
                                             -------   -------   -------   -------   -------   -------
       Income from Operations*                  51.9      48.1      54.4      52.6      57.0      60.4
                                             -------   -------   -------   -------   -------   -------
  Realized gains (losses) on investments        (6.1)     (1.8)     (2.9)      1.4       2.8      (2.4)
  Gains (losses) on derivatives
  Restructuring charges
                                             -------   -------   -------   -------   -------   -------
Income before Accounting Changes                45.8      46.3      51.5      54.0      59.7      58.1
  Cumulative effect of accounting changes        0.0       0.0       0.0       0.0       0.0       0.0
                                             -------   -------   -------   -------   -------   -------
       Net Income*                              45.8      46.3      51.5      54.0      59.7      58.1
                                             =======   =======   =======   =======   =======   =======
Inc from Oper -before
    Goodwill  Amortization                      59.0      54.0      59.5      59.0      63.0      66.3

Effective tax rate                             37.9%     36.9%     37.0%     35.9%     36.5%     36.5%

Operating Revenue                              480.4     427.4     430.6     434.9     469.6     445.5
Realized gains (losses) on investments          (9.7)     (3.4)     (4.4)      2.1       3.4      (3.8)
Gains (losses) on derivatives
                                             -------   -------   -------   -------   -------   -------
    Total Revenue                              470.7     424.0     426.3     437.1     473.1     441.7
                                             =======   =======   =======   =======   =======   =======
Average capital                               2527.0    2716.6    2739.4    2707.4    2686.0    2655.3
Return on average capital                       8.2%      7.1%      7.9%      7.8%      8.5%      9.1%


First Year Premiums by Product (Billions)
Lincoln Life
    Universal Life                                                 0.051     0.044     0.086     0.046
    Variable Universal Life                                        0.024     0.027     0.052     0.042
    Whole Life                                                     0.005     0.006     0.008     0.004
    Term                                                           0.001     0.001     0.001     0.001
                                             -------   -------   -------   -------   -------   -------
        Subtotal                                                   0.081     0.078     0.147     0.093
    Corporate Owned Life Insurance (COLI)                          0.007     0.002     0.004     0.013
                                             -------   -------   -------   -------   -------   -------
        Total Lincoln Life                     0.103     0.077     0.088     0.081     0.151     0.105
                                             -------   -------   -------   -------   -------   -------
First Penn-Pacific
    Universal Life                                                 0.029     0.030     0.026     0.026
    Term                                                           0.012     0.011     0.011     0.013
                                             -------   -------   -------   -------   -------   -------
        Total First Penn-Pacific               0.043     0.042     0.040     0.041     0.037     0.039
                                             -------   -------   -------   -------   -------   -------
    Total  Segment by Product                  0.147     0.119     0.128     0.121     0.188     0.144
                                             =======   =======   =======   =======   =======   =======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                     0.006     0.039     0.033     0.038     0.071     0.044
Lincoln Financial Distributors                 0.141     0.080     0.095     0.084     0.117     0.100
                                             -------   -------   -------   -------   -------   -------
    Total by Distribution                      0.147     0.119     0.128     0.121     0.188     0.144
                                             =======   =======   =======   =======   =======   =======
Individual Insurance In-Force (Billions)
  Universal Life & Other                     105.837   105.090   106.047   106.945   109.288   108.817
  Term Insurance                              67.076    73.452    78.431    81.963    85.701    92.857
                                             -------   -------   -------   -------   -------   -------
     Total Segment In-Force                  172.914   178.542   184.478   188.908   194.988   201.674
                                             =======   =======   =======   =======   =======   =======




                                       Life Insurance Segment (Continued)
                                      Income Statements & Operational Data
                                         Unaudited [Millions of Dollars]


For the Quarter Ended                            Jun       Sep       Dec       Mar       Jun       Sep
                                                2000      2000      2000      2001      2001      2001
                                             -------   -------   -------   -------   -------   -------
Operating Revenue
  Premiums                                      56.3      50.9      67.1      50.9      50.7      46.4
  Surrender charges                             16.5      13.8      19.9      17.2      13.5      15.6
  Mortality assessments                        114.5     116.3     122.1     124.3     124.8     124.7
  Expense assessments                           44.1      46.9      55.5      47.4      45.3      46.0
  Other revenue and fees                         3.6       3.8       3.7       5.1       3.8       3.0
  Net investment income                        215.5     220.6     219.7     223.0     227.4     233.2
                                             -------   -------   -------   -------   -------   -------
       Operating Revenue                       450.5     452.4     488.0     467.9     465.5     468.9
                                             -------   -------   -------   -------   -------   -------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                    96.3      95.8     121.0      99.9     103.5     102.3
    Div accum & div to policyholders            18.7      16.4      25.3      17.5      19.0      16.5
    Interest credited to policy bal.           128.7     134.0     136.5     138.3     141.2     143.5
  Underwriting, acquisition,
     insurance and other expenses              100.9      94.9      89.6      98.8      92.0      92.5
  Goodwill amortization                          5.9       5.9       5.9       5.9       5.9       5.9
                                             -------   -------   -------   -------   -------   -------
     Operating Benefits and Expenses           350.6     347.0     378.4     360.5     361.7     360.8
                                             -------   -------   -------   -------   -------   -------

         Income from Operations Before Tax      99.9     105.4     109.6     107.4     103.8     108.1

  Federal income taxes                          37.4      38.9      39.0      38.8      36.7      38.1
                                             -------   -------   -------   -------   -------   -------
       Income from Operations*                  62.4      66.5      70.6      68.6      67.1      70.1
                                             -------   -------   -------   -------   -------   -------
  Realized gains (losses) on investments        (4.0)      1.0      (5.2)     (5.4)     (6.4)     (5.3)
  Gains (losses) on derivatives                                               (0.0)      0.1      (0.0)
  Restructuring charges                                                                 (2.0)
                                             -------   -------   -------   -------   -------   -------
Income before Accounting Changes                58.4      67.4      65.4      63.2      58.8      64.7
  Cumulative effect of accounting changes        0.0       0.0       0.0      (0.2)     (5.3)      0.0
                                             -------   -------   -------   -------   -------   -------
       Net Income*                              58.4      67.4      65.4      62.9      53.5      64.7
                                             =======   =======   =======   =======   =======   =======
Inc from Oper -before
    Goodwill  Amortization                      68.4      72.4      76.5      74.5      73.0      76.0

Effective tax rate                             37.5%     36.9%     35.6%     36.1%     35.3%     35.2%

Operating Revenue                              450.5     452.4     488.0     467.9     465.5     468.9
Realized gains (losses) on investments          (6.3)      0.8      (8.1)     (8.2)    (10.0)     (8.2)
Gains (losses) on derivatives                                                 (0.0)      0.2      (0.1)
                                             -------   -------   -------   -------   -------   -------
    Total Revenue                              444.2     453.2     479.9     459.6     455.7     460.6
                                             =======   =======   =======   =======   =======   =======
Average capital                               2615.0    2650.5    2640.0    2729.8    2715.7    2736.3
Return on average capital                       9.6%     10.0%     10.7%     10.1%      9.9%     10.2%


First Year Premiums by Product (Billions)
Lincoln Life
    Universal Life                             0.042     0.047     0.056     0.035     0.045     0.034
    Variable Universal Life                    0.043     0.052     0.072     0.053     0.050     0.047
    Whole Life                                 0.005     0.006     0.008     0.004     0.005     0.007
    Term                                       0.001     0.000     0.001     0.000     0.000     0.000
                                             -------   -------   -------   -------   -------   -------
        Subtotal                               0.089     0.105     0.137     0.093     0.101     0.088
    Corporate Owned Life Insurance (COLI)      0.019     0.006     0.049     0.007     0.021     0.005
                                             -------   -------   -------   -------   -------   -------
        Total Lincoln Life                     0.109     0.111     0.186     0.100     0.122     0.093
                                             -------   -------   -------   -------   -------   -------
First Penn-Pacific
    Universal Life                             0.021     0.024     0.023     0.022     0.023     0.030
    Term                                       0.013     0.010     0.009     0.007     0.008     0.010
                                             -------   -------   -------   -------   -------   -------
        Total First Penn-Pacific               0.034     0.035     0.032     0.029     0.031     0.040
                                             -------   -------   -------   -------   -------   -------
    Total  Segment by Product                  0.142     0.145     0.218     0.129     0.154     0.134
                                             =======   =======   =======   =======   =======   =======

First Year Premiums by Distribution (Billions)
Lincoln Financial Advisors                     0.035     0.050     0.065     0.035     0.046     0.037
Lincoln Financial Distributors                 0.107     0.095     0.153     0.093     0.108     0.096
                                             -------   -------   -------   -------   -------   -------
    Total by Distribution                      0.142     0.145     0.218     0.129     0.154     0.134
                                             =======   =======   =======   =======   =======   =======
Individual Insurance In-Force (Billions)
  Universal Life & Other                     110.448   112.884   115.872   116.747   118.007   119.029
  Term Insurance                              97.039    98.424   100.130   102.467   105.265   108.723
                                             -------   -------   -------   -------   -------   -------
     Total Segment In-Force                  207.487   211.308   216.002   219.214   223.272   227.751
                                             =======   =======   =======   =======   =======   =======

* Third quarter 2001 income from operations and net income include special charges of $1.9 million after-
tax ($2.9 million pre-tax) related to the events of September 11, 2001.





9/30/2001                                                                                                                PAGE 19

                                                      Life Insurance Segment
                                            Life Insurance Account Value Roll Forward
                                                 Unaudited [Billions of Dollars]

                                                                                                                 YTD         YTD
                                                                                                                 Sep         Sep
                                                    1996        1997        1998        1999        2000        2000        2001
                                                 -------     -------     -------     -------     -------     -------     -------
Lincoln Life
Universal Life-Bal Beg-of-Year                     1.507       1.538       1.479       5.093       5.385       5.385       5.645

  Deposits                                         0.160       0.136       0.527       0.861       0.819       0.588       0.622
  Withdrawals & deaths                            (0.221)     (0.284)     (0.575)     (0.385)     (0.347)     (0.254)     (0.185)
                                                 -------     -------     -------     -------     -------     -------     -------
      Net cash flows                              (0.061)     (0.148)     (0.048)      0.475       0.472       0.334       0.437
  Policyholder assessments                                                            (0.483)     (0.518)     (0.385)     (0.395)
  Interest credited                                0.092       0.088       0.285       0.300       0.306       0.228       0.241
  Acq of new business/companies                    0.000       0.000       3.378       0.000       0.000       0.000       0.000
                                                 -------     -------     -------     -------     -------     -------     -------
     Universal Life-Bal End of Year (1)            1.538       1.479       5.093       5.385       5.645       5.562       5.928
                                                 -------     -------     -------     -------     -------     -------     -------
Variable Universal Life-Bal Beg-of-Year            0.239       0.339       0.480       1.200       1.605       1.605       1.808

  Deposits                                         0.095       0.106       0.193       0.326       0.607       0.362       0.397
  Withdrawals & deaths                            (0.030)     (0.040)     (0.100)     (0.099)     (0.132)     (0.084)     (0.163)
                                                 -------     -------     -------     -------     -------     -------     -------
      Net cash flows                               0.065       0.065       0.093       0.228       0.475       0.278       0.234
  Policyholder assessments                                                            (0.084)     (0.141)     (0.100)     (0.125)
  Invest inc & chg in mkt value                    0.035       0.076       0.105       0.370      (0.130)      0.030      (0.391)
  Acq of new business/transfers between segments   0.000       0.000       0.522      (0.110)      0.000       0.000       0.000
                                                 -------     -------     -------     -------     -------     -------     -------
      Variable Universal Life -Bal End-of-Year     0.339       0.480       1.200       1.605       1.808       1.812       1.527
                                                 -------     -------     -------     -------     -------     -------     -------
Interest Sensitive Whole Life - Bal Beg-of-Year                                        1.784       1.963       1.963       2.062

  Deposits                                                                 0.340       0.355       0.322       0.210       0.202
  Withdrawals & deaths                                                    (0.294)     (0.162)     (0.168)     (0.112)     (0.139)
                                                 -------     -------     -------     -------     -------     -------     -------
      Net cash flows                                                       0.046       0.193       0.154       0.097       0.063
  Policyholder assessments                                                            (0.168)     (0.168)     (0.118)     (0.117)
  Interest credited                                                        0.096       0.109       0.113       0.084       0.088
  Acq of new business/companies                                            1.642       0.045
                                                 -------     -------     -------     -------     -------     -------     -------
     Int Sensitive Whole Life-Bal End -of -Year                            1.784       1.963       2.062       2.026       2.096
                                                 -------     -------     -------     -------     -------     -------     -------
 Total Lincoln Life -Bal Beg-of-Year               1.746       1.877       1.959       8.077       8.952       8.952       9.516

  Deposits                                         0.255       0.242       1.059       1.542       1.749       1.160       1.221
  Withdrawals & deaths                            (0.251)     (0.324)     (0.968)     (0.646)     (0.647)     (0.451)     (0.487)
                                                 -------     -------     -------     -------     -------     -------     -------
      Net cash flows                               0.004      (0.082)      0.091       0.896       1.102       0.709       0.734
  Policyholder assessments                                                            (0.734)     (0.827)     (0.604)     (0.636)
  Invest inc & chg in mkt value                    0.127       0.164       0.486       0.778       0.289       0.342      (0.062)
  Acq of new business/transfers between segments                           5.542      (0.065)
                                                 -------     -------     -------     -------     -------     -------     -------
     Total Lincoln Life - Bal End -of -Year        1.877       1.959       8.077       8.952       9.516       9.400       9.552
                                                 -------     -------     -------     -------     -------     -------     -------
     VUL Under Agree -included above                                       0.631       0.704       0.609       0.698       0.465


First Penn-Pacific (FPP)
Universal Life-Bal Beg-of-Year                     0.883       0.992       1.079       1.166       1.265       1.265       1.331

  Deposits                                         0.150       0.142       0.148       0.156       0.135       0.102       0.107
  Withdrawals & deaths                            (0.098)     (0.115)     (0.126)     (0.067)     (0.079)     (0.058)     (0.062)
                                                 -------     -------     -------     -------     -------     -------     -------
      Net cash flows                               0.052       0.027       0.022       0.089       0.056       0.044       0.045
  Policyholder assessments                                                            (0.060)     (0.065)     (0.048)     (0.049)
  Interest credited                                0.056       0.061       0.065       0.071       0.076       0.056       0.060
                                                 -------     -------     -------     -------     -------     -------     -------
     FPP Universal Life-Bal End-of-Year            0.992       1.079       1.166       1.265       1.331       1.317       1.387
                                                 -------     -------     -------     -------     -------     -------     -------

Total Segment- Life Insurance Account Values
Bal Beg-of-Year                                    2.629       2.869       3.038       9.243      10.217      10.217      10.847

  Deposits                                         0.405       0.384       1.207       1.698       1.884       1.262       1.328
  Withdrawals & deaths                            (0.349)     (0.439)     (1.095)     (0.713)     (0.727)     (0.509)     (0.549)
                                                 -------     -------     -------     -------     -------     -------     -------
      Net cash flows                               0.056      (0.056)      0.113       0.985       1.158       0.753       0.780
  Policyholder assessments                                                            (0.795)     (0.893)     (0.652)     (0.685)
  Invest inc & change in market value              0.183       0.225       0.551       0.849       0.364       0.398      (0.002)
  Acq(sale) of new business/companies                                      5.542      (0.065)
                                                 -------     -------     -------     -------     -------     -------     -------
     Total Segment -Bal End-of-Year                2.869       3.038       9.243      10.217      10.847      10.716      10.939
                                                 =======     =======     =======     =======     =======     =======     =======





9/30/2001                                                                                                    PAGE 20
                                          Life Insurance Segment
                                Life Insurance Account Value Roll Forward
                                     Unaudited [Billions of Dollars]

For the Quarter Ended                                     Dec        Mar        Jun        Sep        Dec        Mar
                                                         1998       1999       1999       1999       1999       2000
--------------------------------------------------------------------------------------------------------------------
Lincoln Life
Universal Life-Bal Beg-of-Quarter                       3.013      5.093      5.183      5.219      5.279      5.385

  Deposits                                              0.223      0.194      0.199      0.198      0.270      0.216
  Withdrawals & deaths                                 (0.236)    (0.050)    (0.135)    (0.091)    (0.110)    (0.097)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                   (0.013)     0.144      0.064      0.107      0.160      0.118
  Policyholder assessments                              0.000     (0.116)    (0.118)    (0.121)    (0.129)    (0.129)
  Interest credited                                     0.152      0.062      0.089      0.073      0.075      0.075
  Acq of new business/companies                         1.941                            0.000                 0.000
                                                       ------     ------     ------     ------     ------     ------
     Universal Life-Bal End-of-Quarter (1)              5.093      5.183      5.219      5.279      5.385      5.449
                                                       ------     ------     ------     ------     ------     ------

Variable Universal Life-Bal Beg of Quarter              0.561      1.200      1.177      1.298      1.285      1.605

  Deposits                                              0.095      0.077      0.068      0.074      0.107      0.112
  Withdrawals & deaths                                 (0.063)    (0.011)    (0.013)    (0.049)    (0.025)    (0.019)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.032      0.066      0.055      0.025      0.082      0.093
  Policyholder assessments                              0.000     (0.020)    (0.020)    (0.020)    (0.024)    (0.032)
  Invest inc & chg in mkt value                         0.103      0.040      0.087     (0.018)     0.262      0.105
  Acq of new business/transfers between segments        0.504     (0.110)                0.000
                                                       ------     ------     ------     ------     ------     ------
      Variable Universal Life -Bal End-of-Quarter       1.200      1.177      1.298      1.285      1.605      1.771
                                                       ------     ------     ------     ------     ------     ------

Interest Sensitive Whole Life - Bal Beg-of-Quarter      1.730      1.784      1.865      1.895      1.922      1.963

  Deposits                                              0.116      0.083      0.073      0.086      0.113      0.060
  Withdrawals & deaths                                 (0.085)    (0.039)    (0.030)    (0.044)    (0.050)    (0.042)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.031      0.044      0.044      0.043      0.062      0.018
  Policyholder assessments                                        (0.039)    (0.039)    (0.042)    (0.048)    (0.039)
  Interest credited                                     0.024      0.030      0.025      0.027      0.026      0.028
  Acq of new business/companies                                    0.045
                                                       ------     ------     ------     ------     ------     ------
     Int Sensitive Whole Life-Bal End-of-Quarter        1.784      1.865      1.895      1.922      1.963      1.970
                                                       ------     ------     ------     ------     ------     ------

 Total Lincoln Life -Bal Beg-of-Quarter                 5.304      8.077      8.225      8.412      8.485      8.952

  Deposits                                              0.433      0.354      0.340      0.358      0.490      0.387
  Withdrawals & deaths                                 (0.383)    (0.100)    (0.178)    (0.184)    (0.185)    (0.158)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.050      0.254      0.163      0.175      0.305      0.229
  Policyholder assessments                                        (0.174)    (0.176)    (0.183)    (0.201)    (0.199)
  Invest inc & chg in mkt value                         0.279      0.132      0.201      0.082      0.363      0.208
  Acq of new business/transfers between segments        2.445     (0.065)
                                                       ------     ------     ------     ------     ------     ------
     Total Lincoln Life - Bal End-of-Quarter            8.077      8.225      8.412      8.485      8.952      9.190
                                                       ------     ------     ------     ------     ------     ------

     VUL Under Agree -included above                    0.631      0.699      0.770      0.681      0.704      0.743


First Penn-Pacific (FPP)
Universal Life-Bal Beg-of-Quarter                       1.140      1.166      1.191      1.215      1.240      1.265

  Deposits                                              0.041      0.040      0.039      0.041      0.036      0.036
  Withdrawals & deaths                                 (0.032)    (0.017)    (0.017)    (0.019)    (0.014)    (0.024)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.009      0.023      0.022      0.022      0.022      0.013
  Policyholder assessments                                                              (0.015)    (0.015)    (0.016)
  Interest credited                                     0.017      0.017      0.017      0.018      0.018      0.019
                                                       ------     ------     ------     ------     ------     ------
     FPP Universal Life-Bal End-of-Quarter              1.166      1.191      1.215      1.240      1.265      1.280
                                                       ------     ------     ------     ------     ------     ------


Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter                                      6.444      9.243      9.416      9.628      9.726     10.217

  Deposits                                              0.475      0.394      0.379      0.399      0.526      0.424
  Withdrawals & deaths                                 (0.415)    (0.117)    (0.195)    (0.202)    (0.199)    (0.182)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.060      0.277      0.185      0.197      0.327      0.242
  Policyholder assessments                                                              (0.198)    (0.216)    (0.215)
  Invest inc & change in market value                   0.295      0.149      0.219      0.100      0.381      0.227
  Acq(sale) of new business/companies                   2.445     (0.065)     0.000      0.000      0.000      0.000
                                                       ------     ------     ------     ------     ------     ------
     Total Segment -Bal End-of-Quarter                  9.243      9.416      9.628      9.726     10.217     10.470
                                                       ======     ======     ======     ======     ======     ======


For the Quarter Ended                                     Jun        Sep        Dec        Mar        Jun        Sep
                                                         2000       2000       2000       2001       2001       2001
-------------------------------------------------------------------------------------------------------------------
Lincoln Life
Universal Life-Bal Beg-of-Quarter                       5.449      5.486      5.562      5.645      5.718      5.848

  Deposits                                              0.181      0.192      0.231      0.194      0.236      0.191
  Withdrawals & deaths                                 (0.093)    (0.064)    (0.093)    (0.069)    (0.056)    (0.060)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.088      0.128      0.139      0.125      0.181      0.131
  Policyholder assessments                             (0.127)    (0.129)    (0.133)    (0.131)    (0.131)    (0.132)
  Interest credited                                     0.076      0.077      0.078      0.078      0.080      0.082
  Acq of new business/companies                         0.000
                                                       ------     ------     ------     ------     ------     ------
     Universal Life-Bal End-of-Quarter (1)              5.486      5.562      5.645      5.718      5.848      5.928
                                                       ------     ------     ------     ------     ------     ------

Variable Universal Life-Bal Beg of Quarter              1.771      1.764      1.812      1.808      1.633      1.766

  Deposits                                              0.128      0.123      0.245      0.136      0.138      0.124
  Withdrawals & deaths                                 (0.028)    (0.037)    (0.048)    (0.049)    (0.060)    (0.055)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.100      0.085      0.197      0.087      0.078      0.069
  Policyholder assessments                             (0.033)    (0.036)    (0.041)    (0.041)    (0.041)    (0.042)
  Invest inc & chg in mkt value                        (0.074)    (0.001)    (0.160)    (0.221)     0.096     (0.266)
  Acq of new business/transfers between segments        0.000      0.000
                                                       ------     ------     ------     ------     ------     ------
      Variable Universal Life -Bal End-of-Quarter       1.764      1.812      1.808      1.633      1.766      1.527
                                                       ------     ------     ------     ------     ------     ------

Interest Sensitive Whole Life - Bal Beg-of-Quarter      1.970      1.993      2.026      2.062      2.068      2.084

  Deposits                                              0.071      0.079      0.113      0.056      0.069      0.077
  Withdrawals & deaths                                 (0.037)    (0.033)    (0.056)    (0.041)    (0.043)    (0.054)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.034      0.045      0.057      0.014      0.027      0.022
  Policyholder assessments                             (0.040)    (0.040)    (0.050)    (0.037)    (0.040)    (0.041)
  Interest credited                                     0.028      0.027      0.029      0.028      0.030      0.030
  Acq of new business/companies
                                                       ------     ------     ------     ------     ------     ------
     Int Sensitive Whole Life-Bal End-of-Quarter        1.993      2.026      2.062      2.068      2.084      2.096
                                                       ------     ------     ------     ------     ------     ------

 Total Lincoln Life -Bal Beg-of-Quarter                 9.190      9.242      9.400      9.516      9.419      9.698

  Deposits                                              0.380      0.393      0.589      0.386      0.443      0.392
  Withdrawals & deaths                                 (0.158)    (0.135)    (0.196)    (0.159)    (0.158)    (0.170)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.222      0.258      0.392      0.226      0.285      0.223
  Policyholder assessments                             (0.200)    (0.205)    (0.224)    (0.209)    (0.212)    (0.215)
  Invest inc & chg in mkt value                         0.030      0.104     (0.053)    (0.114)     0.206     (0.154)
  Acq of new business/transfers between segments
                                                       ------     ------     ------     ------     ------     ------
     Total Lincoln Life - Bal End-of-Quarter            9.242      9.400      9.516      9.419      9.698      9.552
                                                       ------     ------     ------     ------     ------     ------

     VUL Under Agree -included above                    0.707      0.698      0.609      0.527      0.549      0.465


First Penn-Pacific (FPP)
Universal Life-Bal Beg-of-Quarter                       1.280      1.296      1.317      1.331      1.345      1.368

  Deposits                                              0.031      0.035      0.033      0.032      0.034      0.041
  Withdrawals & deaths                                 (0.018)    (0.016)    (0.021)    (0.022)    (0.015)    (0.025)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.013      0.019      0.012      0.011      0.019      0.016
  Policyholder assessments                             (0.016)    (0.017)    (0.017)    (0.016)    (0.016)    (0.017)
  Interest credited                                     0.019      0.019      0.019      0.020      0.020      0.020
                                                       ------     ------     ------     ------     ------     ------
     FPP Universal Life-Bal End-of-Quarter              1.296      1.317      1.331      1.345      1.368      1.387
                                                       ------     ------     ------     ------     ------     ------


Total Segment- Life Insurance Account Values
Bal Beg-of-Quarter                                     10.470     10.538     10.716     10.847     10.764     11.066

  Deposits                                              0.411      0.428      0.622      0.418      0.477      0.434
  Withdrawals & deaths                                 (0.176)    (0.151)    (0.218)    (0.181)    (0.173)    (0.195)
                                                       ------     ------     ------     ------     ------     ------
      Net cash flows                                    0.235      0.277      0.404      0.237      0.304      0.239
  Policyholder assessments                             (0.216)    (0.221)    (0.241)    (0.225)    (0.228)    (0.232)
  Invest inc & change in market value                   0.048      0.123     (0.033)    (0.094)     0.226     (0.134)
  Acq(sale) of new business/companies                   0.000      0.000      0.000      0.000      0.000      0.000
                                                       ------     ------     ------     ------     ------     ------
     Total Segment -Bal End-of-Quarter                 10.538     10.716     10.847     10.764     11.066     10.939
                                                       ======     ======     ======     ======     ======     ======

(1) Includes fixed investment option of VUL products.






9/30/01                                                                                                                  PAGE 21
                                                              Reinsurance
                                                 Income Statements & Operational Data
                                                   Unaudited [Millions of Dollars]
                                                                                                                  YTD        YTD
                                                                                                                  Sep        Sep
For the Year Ended December 31                            1996       1997       1998       1999       2000       2000       2001
                                                        ------     ------     ------     ------     ------     ------     ------
Operating Revenue
  Life and annuity premiums                              472.2      466.7      592.0      743.1      968.5      695.4      847.8
  Health premiums                                        775.6      566.1      628.6      692.3      404.6      316.0      302.4
  Surrender charges                                        2.7        3.4        3.3        2.8        3.7        2.9        1.8
  Mortality assessments                                    0.0        0.0        0.7        0.7        0.0        0.0        0.1
  Expense assessments                                      0.0        0.0        0.3        0.3       (0.0)      (0.0)      (0.0)
  Other revenue and fees                                  28.7       35.5       37.9       62.5       71.3       50.6       45.9
  Net investment income                                  264.2      288.6      315.0      316.6      320.3      243.2      234.5
  Equity earnings in unconsol affiliates                   0.0        2.1        3.3        5.8        2.1        1.5        1.3
                                                        ------     ------     ------     ------     ------     ------     ------
       Operating Revenue                                1543.3     1362.3     1581.2     1824.1     1770.6     1309.5     1433.8
                                                        ------     ------     ------     ------     ------     ------     ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits                     305.7      321.4      452.2      530.6      716.1      516.9      646.6
    Div accum & div to policyholders                       9.3        9.3        7.3        6.9        6.7        4.6        4.0
    Interest credited to policy bal.                      40.3       50.3       44.1       47.3       42.2       30.3       26.6
    Health policy benefits                               658.6      824.4      556.3      646.5      434.8      346.5      268.7
  Underwriting, acquisition
    insurance and other expenses                         413.0      388.0      359.9      531.7      380.5      277.4      331.3
  Goodwill amortization                                    0.0        0.0        0.0        0.4        1.8        1.3        1.4
  Interest on notes payable                                2.9                   0.0        1.0       11.2        8.0        7.1
                                                        ------     ------     ------     ------     ------     ------     ------
       Operating Benefits and Expenses                  1429.7     1593.6     1419.7     1764.4     1593.2     1185.1     1285.7
                                                        ------     ------     ------     ------     ------     ------     ------
         Income from Operations Before Tax               113.5     (231.3)     161.4       59.7      177.3      124.4      148.1

  Federal income taxes                                    38.7      (81.2)      56.5       19.6       54.8       38.5       50.0
                                                        ------     ------     ------     ------     ------     ------     ------

       Income from Operations (1)                         74.8     (150.1)     104.9       40.1      122.5       85.9       98.1

  Realized gains (losses) on investments                  12.0       16.3       (2.6)       3.7       (0.9)      (2.1)     (10.7)
  Gains(losses) on derivatives                                                                                              (0.0)
  Restructuring charges                                                                    (3.2)       0.7
                                                        ------     ------     ------     ------     ------     ------     ------
Income before Accounting Changes                          86.8     (133.8)     102.3       40.6      122.3       83.8       87.4
  Cumulative effect of accounting changes                  0.0        0.0        0.0        0.0        0.0        0.0       (2.4)
                                                        ------     ------     ------     ------     ------     ------     ------
       Net Income (1)                                     86.8     (133.8)     102.3       40.6      122.3       83.8       85.0
                                                        ======     ======     ======     ======     ======     ======     ======

Inc from Oper -before Goodwill Amort.                     74.8     (150.1)     104.9       40.5      124.2       87.2       99.5

Effective tax rate                                       34.1%      35.1%      35.0%      32.8%      30.9%      31.0%      33.8%

Operating Revenue                                       1543.3     1362.3     1581.2     1824.1     1770.6     1309.5     1433.8
Realized gains (losses) on investments                    18.5       25.3       (3.5)       5.7       (1.3)      (3.5)     (16.5)
Gains(losses) on derivatives                                                                                                (0.0)
                                                        ------     ------     ------     ------     ------     ------     ------
    Total Revenue                                       1561.8     1387.5     1577.7     1829.7     1769.3     1306.1     1417.2
                                                        ======     ======     ======     ======     ======     ======     ======

Revenue by Source
Individual Markets                                       468.1      503.9      633.6      814.1     1053.4      758.4      916.0
Group Markets                                            158.7      131.6      130.6      168.0      318.0      240.8      260.7
Financial Reinsurance                                    531.1      365.2      279.3      344.5      127.3       93.7       82.1
Other                                                     20.0       26.5        8.5       (5.0)      12.7        9.5       12.1
                                                        ------     ------     ------     ------     ------     ------     ------
     Total Revenue, Excl Exited Businesses              1177.9     1027.2     1052.0     1321.6     1511.4     1102.4     1270.9
Exited Businesses Under Management (2)                   383.9      360.3      525.7      508.1      257.9      203.7      146.3
                                                        ------     ------     ------     ------     ------     ------     ------
     Total Revenue                                      1561.8     1387.5     1577.7     1829.7     1769.3     1306.1     1417.2
                                                        ======     ======     ======     ======     ======     ======     ======
Income from Operations by Source
Individual Markets                                        49.8       71.9       83.5       91.9       90.6       62.3       61.2
Group Markets                                             10.2        3.3        1.6       (1.6)       7.5        3.7        7.5
Financial Reinsurance                                     17.5       15.5       17.1       21.7       20.3       15.7       12.0
Other                                                     (2.0)      (2.0)      (3.4)      (4.4)      (7.7)      (4.4)      (3.3)
                                                        ------     ------     ------     ------     ------     ------     ------
     Inc from Oper, Excl Exited Businesses                75.6       88.7       98.8      107.6      110.7       77.3       77.4
Exited Businesses Under Management (2)                    (0.8)    (238.8)       6.1      (67.4)      11.8        8.6       20.7
                                                        ------     ------     ------     ------     ------     ------     ------
     Inc from Operations (1)                              74.8     (150.1)     104.9       40.1      122.5       85.9       98.1
                                                        ======     ======     ======     ======     ======     ======     ======

Risk Premium (3)                                         362.4      384.1      451.5      543.7      675.5      490.4      618.7

Individual Life Sales
 [Billions of Dollars]                                    26.6       39.5       78.1      116.8      139.5      104.3       87.8

Ind Life In-Force                                        130.8      153.1      213.6      306.6      407.4      381.4      468.9
Group Life In-Force                                       30.1       30.4       36.7       34.2       29.3       31.2       28.4
                                                        ------     ------     ------     ------     ------     ------     ------
  Total Life In-Force                                    160.9      183.5      250.3      340.8      436.7      412.6      497.3
                                                        ======     ======     ======     ======     ======     ======     ======
[Billions of Dollars]

Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio                           93.0       84.9       87.8       88.9       97.8       99.3      102.6
 Employer Stop Loss-
   Loss Ratio                                             67.6       52.8       77.7       84.3       74.0       74.6       71.7
   Combined Ratio                                         93.3       84.7      108.4      115.0       99.4      100.5       96.0

Average Capital                                          651.7      791.8      966.6     1069.3     1078.3     1063.0     1071.5
Average Capital, Excl Exited Business                    389.6      459.1      486.1      603.1      744.2      728.9      792.1
Return on Average Capital, Excl Exited Business          19.4%      19.3%      20.3%      17.8%      14.9%      14.1%      13.0%

(1) 1999 and 1997 income includes special charges of $65.4 million and $243.7 million, respectively. Year-to-date 2001 income from operations and net income include special charges of $31.3 million after-tax ($48.2 million pre-tax) related to the events of September 11, 2001.
(2) Exited Businesses Under Mgmt incl. disability inc., HMO excess-of-loss, carrier medical, personal accident and Seguros
    Serfin Lincoln (through March 2000).
(3) Risk premium is an internal measure used to gauge the earnings power of the Individual Markets segment and is equal to total operating revenue less commissions, investment income on surplus, and that portion of revenue required to fund policy reserves.





9/30/01                                                                                             PAGE 22

                                                     Reinsurance
                                        Income Statements & Operational Data
                                          Unaudited [Millions of Dollars]

For the Quarter Ended                               Dec       Mar       Jun       Sep       Dec       Mar
                                                   1998      1999      1999      1999      1999      2000
                                                 ------    ------    ------    ------    ------    ------
Operating Revenue
  Life and annuity premiums                       200.1     172.0     173.1     166.2     231.9     227.4
  Health premiums                                 163.5     153.3     158.7     148.3     232.0      57.0
  Surrender charges                                 0.9       1.2       0.4       0.6       0.7       0.6
  Mortality assessments                             0.7       0.7       0.1       0.0      (0.2)      0.0
  Expense assessments                               0.3       0.4      (0.0)      0.0      (0.2)     (0.0)
  Other revenue and fees                           12.0      10.6      13.3       6.6      32.0      15.8
  Net investment income                            80.3      79.6      79.2      80.8      77.0      91.0
  Equity earnings in unconsol affiliates            1.3       1.6       1.1       1.2       1.8       1.0
                                                 ------    ------    ------    ------    ------    ------
       Operating Revenue                          459.1     419.4     425.8     403.7     575.1     392.7
                                                 ------    ------    ------    ------    ------    ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits              192.4     124.3     123.0     108.8     174.5     165.4
    Div accum & div to policyholders                1.6       1.3       1.5       1.9       2.2       1.3
    Interest credited to policy bal.               12.2       8.9      10.9       6.0      21.5       9.0
    Health policy benefits                        129.0     143.5     161.7     187.4     153.9     110.0
  Underwriting, acquisition,
    insurance and other expenses                   85.2      89.1      92.9      94.9     254.8      60.1
  Goodwill amortization                             0.0      (0.0)     (0.8)      0.8       0.4       0.4
  Interest on notes payable                         0.0       0.0       0.0       0.0       1.0       2.3
                                                 ------    ------    ------    ------    ------    ------
    Operating Benefits and Expenses               420.5     367.1     389.2     399.7     608.4     348.6
                                                 ------    ------    ------    ------    ------    ------

         Income from Operations Before Tax         38.6      52.4      36.7       3.9     (33.3)     44.2

  Federal income taxes                             13.3      18.6      13.0       1.7     (13.7)     12.2

                                                 ------    ------    ------    ------    ------    ------
       Income from Operations (1)                  25.3      33.8      23.7       2.2     (19.5)     31.9
                                                 ------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments           (1.4)      0.7       0.3       0.3       2.4       1.2
  Gains (losses) on derivatives
  Restructuring charges                                                                              (3.2)
                                                 ------    ------    ------    ------    ------    ------
Income before Accounting Changes                   23.9      34.5      24.0      (0.7)    (17.1)     33.1
                                                 ------    ------    ------    ------    ------    ------
  Cumulative effect of accounting changes           0.0       0.0       0.0       0.0       0.0       0.0
       Net Income (1)                              23.9      34.5      24.0      (0.7)    (17.1)     33.1
                                                 ======    ======    ======    ======    ======    ======

Inc from Oper -before
    Goodwill  Amortization                         25.3      33.7      22.8       3.0     (19.1)     32.3

Effective tax rate                                34.5%     35.5%     35.5%     43.3%     41.3%     27.7%

Operating Revenue                                 459.1     419.4     425.8     403.7     575.1     392.7
Realized gains (losses) on investments             (1.8)      1.2       0.4       0.4       3.6       1.7
Gains (losses) on derivatives
                                                 ------    ------    ------    ------    ------    ------
    Total Revenue                                 457.2     420.6     426.2     404.1     578.8     394.4
                                                 ======    ======    ======    ======    ======    ======


Revenue by Source (Including Investment
Gains/Losses)
Individual Markets                                214.3     187.9     191.4     182.0     252.9     246.8
Group Markets                                      33.0      36.5      37.1      38.4      56.0      87.7
Financial Reinsurance                              58.4      80.6      81.9      72.5     109.5      34.6
Other                                              (1.4)     (2.7)     (1.6)     (1.0)      0.3       3.1
                                                 ------    ------    ------    ------    ------    ------
     Total Revenue, Excl Exited Businesses        304.4     302.2     308.8     291.9     418.7     372.2
Exited Businesses Under Management (2)            152.9     118.4     117.4     112.2     160.0      22.3
                                                 ------    ------    ------    ------    ------    ------
     Total Revenue                                457.2     420.6     426.2     404.1     578.8     394.4
                                                 ======    ======    ======    ======    ======    ======

Income from Operations by Source
Individual Markets                                 26.6      25.4      21.3      24.9      20.2      19.2
Group Markets                                       0.1       0.9       0.4      (1.3)     (1.7)      1.0
Financial Reinsurance                               5.5       7.3       4.7       4.2       5.5       7.2
Other                                              (0.5)     (1.1)     (1.1)     (0.7)     (1.4)     (1.7)
                                                 ------    ------    ------    ------    ------    ------
     Inc from Oper, Excl Exited Businesses         31.6      32.5      25.4      27.1      22.6      25.7
Exited Businesses Under Management (2)             (6.3)      1.3      (1.7)    (24.8)    (42.2)      6.2
                                                 ------    ------    ------    ------    ------    ------
     Income from Operations                        25.3      33.8      23.7       2.2     (19.5)     31.9
                                                 ======    ======    ======    ======    ======    ======

Risk Premium (3)                                  144.1     130.4     128.4     129.0     155.8     152.9

Individual Life Sales
 [Billions of Dollars]                             40.2      18.5      20.0      28.8      49.6      30.0

Ind Life In-Force                                 213.6     225.1     240.0     261.5     306.6     325.9
Group Life In-Force                                36.7      38.3      38.5      35.6      34.2      32.5
                                                 ------    ------    ------    ------    ------    ------
  Total Life In-Force                             250.3     263.4     278.5     297.1     340.8     358.4
                                                 ======    ======    ======    ======    ======    ======
 [Billions of Dollars]

Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio                    94.3      85.8      88.9      81.7      97.2      99.5
 Employer Stop Loss-
   Loss Ratio                                     114.3      68.5      81.0     100.8      84.5      74.7
   Combined Ratio                                 141.8     100.8     119.1     133.1     111.8      99.8

Average Capital                                  1019.6    1094.8    1064.9    1056.6    1060.9    1075.0
Average Capital, Excl Exited Business             507.8     571.4     577.8     615.1     648.0     692.7
Return on Average Capital,
   Excluding Exited Business                      24.9%     22.8%     17.6%     17.6%     14.0%     14.8%






                                                    Jun       Sep       Dec       Mar       Jun       Sep
                                                   2000      2000      2000      2001      2001      2001
                                                 ------    ------    ------    ------    ------    ------
Operating Revenue
  Life and annuity premiums                       229.1     238.9     273.2     320.0     261.9     265.9
  Health premiums                                 142.6     116.5      88.6     104.2      94.9     103.3
  Surrender charges                                 1.4       0.9       0.8       0.9       0.4       0.6
  Mortality assessments                             0.0       0.0       0.0       0.0       0.0       0.0
  Expense assessments                              (0.0)     (0.0)     (0.0)     (0.0)     (0.0)     (0.0)
  Other revenue and fees                           11.9      22.9      20.8      11.3      15.0      19.6
  Net investment income                            73.7      78.5      77.2      77.9      79.2      77.5
  Equity earnings in unconsol affiliates            0.2       0.2       0.6       0.9       0.0       0.4
                                                 ------    ------    ------    ------    ------    ------
       Operating Revenue                          458.9     457.9     461.0     515.1     451.4     467.4
                                                 ------    ------    ------    ------    ------    ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Life and annuity policy benefits              173.5     178.0     199.2     229.4     181.6     235.6
    Div accum & div to policyholders                1.5       1.8       2.1       1.4       1.2       1.5
    Interest credited to policy bal.                8.6      12.8      11.9       9.1       8.7       8.7
    Health policy benefits                        116.8     119.7      88.2      97.5      89.6      81.6
  Underwriting, acquisition
    insurance and other expenses                  117.2     100.1     103.1     103.7     115.8     111.7
  Goodwill amortization                             0.4       0.4       0.4       0.4       0.4       0.5
  Interest on notes payable                         2.7       3.0       3.2       2.8       2.3       1.9
                                                 ------    ------    ------    ------    ------    ------
    Operating Benefits and Expenses               420.6     415.9     408.1     444.5     399.7     441.6
                                                 ------    ------    ------    ------    ------    ------

         Income from Operations Before Tax         38.2      42.0      52.9      70.6      51.7      25.8

  Federal income taxes                             12.4      13.8      16.3      23.8      17.6       8.6

                                                 ------    ------    ------    ------    ------    ------
       Income from Operations (1)                  25.8      28.2      36.6      46.8      34.1      17.2
                                                 ------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments           (1.1)     (2.2)      1.2      (4.6)     (1.7)     (4.4)
  Gains (losses) on derivatives                                                   0.0      (0.0)     (0.1)
  Restructuring charges                                                 0.7
                                                 ------    ------    ------    ------    ------    ------
Income before Accounting Changes                   24.7      26.0      38.5      42.2      32.4      12.8
  Cumulative effect of accounting changes           0.0       0.0       0.0      (0.1)     (2.2)      0.0
       Net Income (1)                              24.7      26.0      38.5      42.0      30.2      12.8
                                                 ======    ======    ======    ======    ======    ======

Inc from Oper -before
    Goodwill  Amortization                         26.3      28.6      37.0      47.2      34.6      17.7

Effective tax rate                                32.5%     32.9%     30.8%     33.8%     34.0%     33.5%

Operating Revenue                                 458.9     457.9     461.0     515.1     451.4     467.4
Realized gains (losses) on investments             (1.7)     (3.5)      2.2      (7.1)     (2.7)     (6.8)
Gains (losses) on derivatives                                                     0.0       0.0      (0.1)
                                                 ------    ------    ------    ------    ------    ------
    Total Revenue                                 457.2     454.4     463.2     508.0     448.7     460.5
                                                 ======    ======    ======    ======    ======    ======


Revenue by Source (Including Investment
Gains/Losses)
Individual Markets                                249.2     262.4     295.0     340.7     284.9     290.4
Group Markets                                      75.6      77.5      77.2      84.9      87.1      88.7
Financial Reinsurance                              29.8      29.4      33.6      24.8      28.7      28.7
Other                                               2.5       3.9       3.2       3.8       2.9       5.5
                                                 ------    ------    ------    ------    ------    ------
     Total Revenue, Excl Exited Businesses        357.1     373.1     409.0     454.2     403.5     413.2
Exited Businesses Under Management (2)            100.1      81.3      54.2      53.8      45.2      47.3
                                                 ------    ------    ------    ------    ------    ------
     Total Revenue                                457.2     454.4     463.2     508.0     448.7     460.5
                                                 ======    ======    ======    ======    ======    ======

Income from Operations by Source
Individual Markets                                 22.6      20.5      28.3      39.5      24.8      (3.1)
Group Markets                                       1.2       1.5       3.7       2.5       3.2       1.8
Financial Reinsurance                               4.0       4.5       4.6       3.7       6.8       1.5
Other                                              (1.6)     (1.1)     (3.3)     (1.1)     (1.3)     (0.8)
                                                 ------    ------    ------    ------    ------    ------
     Inc from Oper, Excl Exited Businesses         26.3      25.4      33.4      44.6      33.4      (0.6)
Exited Businesses Under Management (2)             (0.4)      2.8       3.2       2.2       0.7      17.8
                                                 ------    ------    ------    ------    ------    ------
     Income from Operations                        25.8      28.2      36.6      46.8      34.1      17.2
                                                 ======    ======    ======    ======    ======    ======

Risk Premium (3)                                  158.5     179.0     185.1     229.0     194.3     195.4

Individual Life Sales
 [Billions of Dollars]                             37.2      37.2      35.2      30.9      28.3      28.6

Ind Life In-Force                                 354.0     381.4     407.4     426.2     447.8     468.9
Group Life In-Force                                30.5      31.2      29.3      27.2      27.9      28.4
                                                 ------    ------    ------    ------    ------    ------
  Total Life In-Force                             384.4     412.6     436.7     453.4     475.7     497.3
                                                 ======    ======    ======    ======    ======    ======
 [Billions of Dollars]

Ratios [Percentages]
 Individual Life Mortality
  Actual to Expected Loss Ratio                    96.9     101.2      93.9      88.7      97.4     123.4
 Employer Stop Loss-
   Loss Ratio                                      72.6      76.5      72.0      71.4      73.8      69.9
   Combined Ratio                                 100.8     100.9      95.9      95.8      96.9      95.2

Average Capital                                  1039.0    1075.0    1124.3    1100.0    1062.7    1051.8
Average Capital, Excl Exited Business             732.7     761.1     790.1     773.5     791.1     811.6
Return on Average Capital,
   Excluding Exited Business                      14.3%     13.3%     16.9%     23.0%     16.9%     (0.3%)

(1) Third quarter 1999  and fourth quarter 1999 income includes special charges of $25.0 million and $40.4 million, respectively.  The first quarter 2001 includes $25.5 million for a change in estimate of premiums receivable.  Third quarter 2001 income from operations and net income include special charges of $31.3 million after-tax ($48.2 million pre-tax) related to the events of September 11, 2001.

(2) Exited Businesses Under Mgmt incl. disability inc., HMO excess-of-loss, carrier medical, personal accident and Seguros Serfin Lincoln (through March 2000).

(3) Risk premium is an internal measure used to gauge the earnings power of the Individual Markets segment and is equal to total operating revenue less commissions,  investment income on surplus, and that portion of revenue required to fund policy reserves. The risk premium for the first quarter
2001, includes the effect of the change in estimate for premiums receivable.






9/30/2001                                                                             PAGE 23
                                            Investment Management
                                              Income Statements
                                         Unaudited [Millions of Dollars]

For the Year Ended December 31                                                           1996
---------------------------------------------------------------------------------------------
Operating Revenue
  Investment advisory fees - External                                                   199.8
  Investment advisory fees - Insurance Assets                                            65.7
  Other revenue and fees                                                                 59.3
  Net investment income                                                                  75.8
                                                                                       ------
       Operating Revenue                                                                400.6
                                                                                       ------
Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                                                        350.1
  Goodwill amortization                                                                  13.7
  Interest on notes payable                                                               0.0
                                                                                       ------
     Operating Benefits and Expenses                                                    363.8
                                                                                       ------
         Income from Operations Before Tax                                               36.8

  Federal income taxes                                                                   18.2
                                                                                       ------
       Income from Operations                                                            18.6
                                                                                       ------
  Realized gains (losses) on investments                                                  6.4
  Gains(losses) on derivatives
  Restructuring Charges                                                                   0.0
                                                                                       ------
Income before Accounting Changes                                                         25.0
  Cumulative effect of accounting changes
                                                                                       ------
       Net Income                                                                        25.0
                                                                                       ======
Income from Operations- before Goodwill Amortization                                     32.4
Income from Operations - before Goodwill & Intang. Amort                                 42.6

Operating Revenue                                                                       400.6
Realized gains (losses) on investments                                                    9.9
Gains(losses) on derivatives
                                                                                       ------
    Total Revenue                                                                       410.5
                                                                                       ======
  Average Capital (Securities at Cost)                                                  646.1
  Return on Capital                                                                       2.9%

For the Quarter Ended                             Dec     Mar     Jun     Sep     Dec     Mar
                                                 1998    1999    1999    1999    1999    2000
---------------------------------------------------------------------------------------------
Operating Revenue
  Investment advisory fees - External            62.5    65.1    62.5    60.7    60.3    60.0
  Investment advisory fees - Insurance Assets    20.8    21.0    20.7    19.9    22.1    21.0
  Other revenue and fees                         24.9    25.6    26.3    24.9    29.8    31.9
  Net investment income                          16.7    14.9    14.1    13.9    13.9    13.0
                                               ------  ------  ------  ------  ------  ------
 Operating Revenue                              124.9   126.6   123.6   119.3   126.1   126.0
                                               ------  ------  ------  ------  ------  ------

Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                 98.5    97.8    97.3    92.8    96.3   102.5
  Goodwill amortization                           4.1     4.1     4.1     4.1     4.1     4.1
  Interest on notes payable                       0.0     0.0     0.0     0.0     0.0     0.0
                                               ------  ------  ------  ------  ------  ------
    Operating Benefits & Expenses               102.6   101.9   101.4    96.8   100.4   106.6
                                               ------  ------  ------  ------  ------  ------
         Income from Operations Before Tax       22.3    24.7    22.2    22.5    25.7    19.4

  Federal income taxes                            7.7     9.4     7.9     7.7     9.1     7.0
                                               ------  ------  ------  ------  ------  ------
       Income from Operations                    14.6    15.4    14.3    14.7    16.5    12.4
                                               ------  ------  ------  ------  ------  ------
  Realized gains (losses) on investments          1.8     0.2    (0.3)   (0.3)    0.4    (0.1)
  Gains (losses) on derivatives                   0.0     0.0     0.0     0.0     0.0     0.0
  Restructuring Charges                           0.0   (12.1)    0.0     0.0     2.9     0.0
                                               ------  ------  ------  ------  ------  ------
Income before Accounting Changes                 16.4     3.4    14.0    14.4    19.8    12.3
  Cumulative effect of accounting changes         0.0     0.0     0.0     0.0     0.0     0.0
                                               ------  ------  ------  ------  ------  ------
       Net Income                                16.4     3.4    14.0    14.4    19.8    12.3
                                               ======  ======  ======  ======  ======  ======
Inc from Oper -before
    Goodwill  Amortization                       18.7    19.4    18.4    18.8    20.6    16.5
Inc from Oper -before
    Goodwill  & Intang. Amort                    21.9    22.4    21.3    21.7    23.3    19.4

Operating Revenue                               124.9   126.6   123.6   119.3   126.1   126.0
Realized gains (losses) on investments            3.0     0.2    (0.4)   (0.5)    0.6    (0.2)
Gains (losses) on derivatives                     0.0     0.0     0.0     0.0     0.0     0.0
                                               ------  ------  ------  ------  ------  ------
    Total Revenue                               127.9   126.8   123.2   118.8   126.6   125.8
                                               ------  ------  ------  ------  ------  ------

  Average Capital (Securities at Cost)          635.3   612.6   591.6   587.2   584.2   581.5
  Return on Capital                              9.2%   10.0%    9.7%   10.0%   11.3%    8.6%


                                                                                  YTD     YTD
                                                                                  Sep     Sep
For the Year Ended December 31                   1997    1998    1999    2000    2000    2001
---------------------------------------------------------------------------------------------
Operating Revenue
  Investment advisory fees - External           229.9   249.0   248.6   231.6   174.8   147.8
  Investment advisory fees - Insurance Assets    68.5    82.5    83.6    88.9    65.8    65.4
  Other revenue and fees                         76.3    92.5   106.6   115.9    89.4    75.9
  Net investment income                          72.8    67.0    56.9    57.7    43.9    40.8
                                               ------  ------  ------  ------  ------  ------
       Operating Revenue                        447.5   491.0   495.6   494.2   374.0   329.9
                                               ------  ------  ------  ------  ------  ------
Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                396.1   401.5   384.3   408.7   305.7   301.5
  Goodwill amortization                          15.5    16.3    16.2    16.2    12.2    12.2
  Interest on notes payable                       0.2     0.3     0.0     0.0     0.0     0.0
                                               ------  ------  ------  ------  ------  ------
     Operating Benefits and Expenses            411.8   418.2   400.5   425.0   317.9   313.6
                                               ------  ------  ------  ------  ------  ------
         Income from Operations Before Tax       35.8    72.8    95.1    69.2    56.1    16.2

  Federal income taxes                           17.7    28.9    34.1    25.1    20.7     6.7
                                               ------  ------  ------  ------  ------  ------
       Income from Operations                    18.1    43.9    61.0    44.1    35.4     9.6
                                               ------  ------  ------  ------  ------  ------
  Realized gains (losses) on investments          7.0     0.5    (0.1)   (2.5)   (2.4)   (1.7)
  Gains(losses) on derivatives
  Restructuring Charges                           0.0     0.0    (9.2)   (4.6)   (2.7)    0.0
                                               ------  ------  ------  ------  ------  ------
Income before Accounting Changes                 25.1    44.4    51.6    37.0    30.4     7.9
  Cumulative effect of accounting changes                                                (0.1)
                                               ------  ------  ------  ------  ------  ------
       Net Income                                25.1    44.4    51.6    37.0    30.4     7.8
                                               ======  ======  ======  ======  ======  ======
Income from Operations- before
    Goodwill Amortization                        33.6    60.3    77.2    60.3    47.6    21.7
Income from Operations - before
    Goodwill & Intang.Amort                      45.2    72.6    88.7    70.9    55.7    27.3

Operating Revenue                               447.5   491.0   495.6   494.2   374.0   329.9
Realized gains (losses) on investments           11.6     0.9    (0.1)   (3.9)   (3.6)   (2.6)
Gains(losses) on derivatives
                                               ------  ------  ------  ------  ------  ------
    Total Revenue                               459.1   491.9   495.5   490.3   370.3   327.2
                                               ======  ======  ======  ======  ======  ======
  Average Capital (Securities at Cost)          653.3   642.3   593.9   575.2   580.7   544.8
  Return on Capital                              2.8%    6.8%   10.3%    7.7%    8.1%    2.3%

For the Quarter Ended                             Jun     Sep     Dec     Mar     Jun     Sep
                                                 2000    2000    2000    2001    2001    2001
---------------------------------------------------------------------------------------------
Operating Revenue
  Investment advisory fees - External            57.9    56.9    56.7    50.5    51.1    46.2
  Investment advisory fees - Insurance Assets    22.3    22.5    23.1    22.1    21.6    21.8
  Other revenue and fees                         31.0    26.4    26.6    26.3    25.7    23.9
  Net investment income                          12.6    18.3    13.8    14.1    13.0    13.6
                                               ------  ------  ------  ------  ------  ------
 Operating Revenue                              123.8   124.1   120.2   113.0   111.4   105.5
                                               ------  ------  ------  ------  ------  ------
Operating Benefits and Expenses
  Underwriting, acquisition,
    insurance and other expenses                 99.3   103.9   103.0   104.7   101.6    95.1
  Goodwill amortization                           4.1     4.1     4.1     4.1     4.1     4.1
  Interest on notes payable                       0.0     0.0    (0.0)    0.0     0.0     0.0
                                               ------  ------  ------  ------  ------  ------
    Operating Benefits & Expenses               103.3   107.9   107.1   108.8   105.7    99.2
                                               ------  ------  ------  ------  ------  ------
         Income from Operations Before Tax       20.5    16.2    13.1     4.2     5.7     6.3

  Federal income taxes                            7.4     6.3     4.4     1.8     2.0     2.9
                                               ------  ------  ------  ------  ------  ------
       Income from Operations                    13.1     9.9     8.7     2.4     3.7     3.5
                                               ------  ------  ------  ------  ------  ------
  Realized gains (losses) on investments         (2.0)   (0.2)   (0.2)   (0.5)   (0.7)   (0.5)
  Gains (losses) on derivatives                   0.0     0.0     0.0     0.0     0.0     0.0
  Restructuring Charges                          (2.7)    0.0    (1.9)    0.0     0.0     0.0
                                               ------  ------  ------  ------  ------  ------
Income before Accounting Changes                  8.4     9.7     6.6     2.0     3.0     2.9
  Cumulative effect of accounting changes         0.0     0.0     0.0     0.0    (0.1)    0.0
                                               ------  ------  ------  ------  ------  ------
       Net Income                                 8.4     9.7     6.6     2.0     2.9     2.9
                                               ======  ======  ======  ======  ======  ======
Inc from Oper -before
    Goodwill  Amortization                       17.1    14.0    12.7     6.5     7.7     7.5
Inc from Oper -before
    Goodwill  & Intang. Amort                    19.7    16.6    15.2     9.1     9.2     9.0

Operating Revenue                               123.8   124.1   120.2   113.0   111.4   105.5
Realized gains (losses) on investments           (3.1)   (0.4)   (0.3)   (0.7)   (1.1)   (0.8)
Gains (losses) on derivatives                     0.0     0.0     0.0     0.0     0.0     0.0
                                               ------  ------  ------  ------  ------  ------
    Total Revenue                               120.7   123.8   120.0   112.3   110.3   104.7
                                               ======  ======  ======  ======  ======  ======
  Average Capital (Securities at Cost)          593.0   567.7   558.5   548.3   542.8   543.1
  Return on Capital                              8.8%    7.0%    6.2%    1.8%    2.7%    2.5%






9/30/01                                                                                                                  PAGE 24

                                                 Investment Management
                                         Assets Under Management Roll Forward
                                            Unaudited [Billions of Dollars]

                                                                                                                 YTD         YTD
                                                                                                                 SEP         SEP
                                                 1996         1997       1998         1999        2000          2000        2001
--------------------------------------------------------------------------------------------------------------------------------
Retail Fixed - Bal Beg-of-Year                  6.094        5.853      8.125        8.217       7.424         7.424       6.499

  Fund Sales                                    0.764        0.961      1.165        0.991       0.712         0.511       0.622
  Redemptions                                  (0.986)      (1.271)    (1.235)      (1.424)     (1.365)       (1.093)     (0.790)
  Net Money Market                             (0.079)      (0.069)    (0.140)      (0.110)     (0.207)       (0.156)     (0.015)
  Transfers                                    (0.114)      (0.220)     0.132        0.177      (0.159)       (0.173)      0.422
                                               ------       ------    -------       ------      ------        ------      ------
        Net Cash Flows                         (0.415)      (0.599)    (0.078)      (0.366)     (1.019)       (0.910)      0.239
  Income Retained                               0.237        0.276      0.291        0.276       0.240         0.183       0.153
  Market Apprec/Deprec                         (0.062)       0.049     (0.121)      (0.704)     (0.146)       (0.167)      0.175
  Acq of New Company/Business                                2.547
                                               ------       ------    -------       ------      ------        ------      ------
      Balance  End-of-Year                      5.853        8.125      8.217        7.424       6.499         6.531       7.066
                                               ------       ------    -------       ------      ------        ------      ------

Retail Equity - Bal Beg-of-Year                 9.974       13.152     17.754       22.080      23.383        23.383      21.174

  Fund Sales                                    2.175        2.953      3.581        3.271       4.048         2.992       2.157
  Redemptions                                  (1.037)      (1.926)    (2.460)      (4.971)     (4.369)       (3.548)     (2.182)
  Net Money Market                                           0.000     (0.002)      (0.001)      0.001         0.001
  Transfers                                     0.188        0.209      0.730       (0.143)     (0.178)       (0.111)     (0.547)
                                               ------       ------    -------       ------      ------        ------      ------
        Net Cash Flows                          1.327        1.236      1.849       (1.844)     (0.498)       (0.665)     (0.572)
  Income Retained                               0.039        0.005      0.220        0.120       0.083         0.059       0.050
  Market Apprec/Deprec                          1.812        3.317      2.256        3.028      (1.793)        0.905      (5.069)
  Acq of New Company/Business                                0.043
                                               ------       ------    -------       ------      ------        ------      ------
      Balance at End-of-Year                   13.152       17.754     22.080       23.383      21.174        23.680      15.584
                                               ------       ------    -------       ------      ------        ------      ------

Total Retail - Bal Beg-of-Year                 16.068       19.006     25.879       30.297      30.807        30.807      27.674

  Retail Sales-Annuities                        1.638        2.163      2.238        1.561       1.726         1.190       1.168
  Retail Sales-Mutual Funds                     0.849        1.218      1.913        2.153       2.452         1.917       1.058
  Retail Sales-Wrap & Other                     0.454        0.533      0.596        0.550       0.581         0.397       0.552
                                               ------       ------    -------       ------      ------        ------      ------
        Total Retail Sales                      2.940        3.914      4.745        4.264       4.760         3.505       2.778
  Redemptions                                  (2.023)      (3.197)    (3.694)      (6.396)     (5.733)       (4.642)     (2.972)
  Net Money Market                             (0.079)      (0.068)    (0.141)      (0.111)     (0.206)       (0.155)     (0.015)
  Transfers                                     0.074       (0.011)     0.862        0.034      (0.337)       (0.282)     (0.125)
                                               ------       ------    -------       ------      ------        ------      ------
        Net Cash Flows                          0.912        0.637      1.772       (2.209)     (1.517)       (1.575)     (0.334)
  Income Retained                               0.276        0.281      0.511        0.396       0.323         0.241       0.205
  Market Apprec/Deprec                          1.750        3.366      2.136        2.324      (1.939)        0.739      (4.892)
  Acq of New Company/Business                                2.590
                                               ------       ------    -------       ------      ------        ------      ------
      Balance at End-of-Year                   19.006       25.879     30.297       30.807      27.674        30.211      22.650
                                               ------       ------    -------       ------      ------        ------      ------


Institutional Fixed - Bal Beg-of-Year           2.956        3.580      5.708        6.955       6.937         6.937       6.111

  Inflows                                       1.516        2.509      2.169        2.000       0.771         0.636       0.563
  Withdrawals/Terminations                     (1.155)      (0.787)    (1.242)      (1.699)     (1.973)       (1.405)     (1.037)
  Transfers                                     0.015        0.013     (0.074)      (0.001)     (0.005)       (0.006)      0.014
                                               ------       ------    -------       ------      ------        ------      ------
        Net Cash Flows                          0.376        1.735      0.853        0.300      (1.207)       (0.775)     (0.460)
  Income Retained                               0.145        0.225      0.333        0.346       0.294         0.245       0.142
  Market Apprec/Deprec                          0.104        0.118      0.061       (0.665)      0.087        (0.131)     (0.154)
  Acq of New Company/Business                                0.051
                                               ------       ------    -------       ------      ------        ------      ------
      Balance at End-of-Year                    3.580        5.708      6.955        6.937       6.111         6.275       5.639
                                               ------       ------    -------       ------      ------        ------      ------

Institutional Equity - Bal Beg-of-Year         21.619       22.886     24.871       24.235      23.630        23.630      19.111

  Inflows                                       1.974        2.465      3.840        5.248       2.730         1.980       2.567
  Withdrawals/Terminations                     (4.772)      (6.447)    (7.441)      (7.801)     (7.209)       (5.841)     (2.255)
  Transfers                                    (0.007)      (0.068)     0.047        0.011      (0.008)       (0.015)      0.020
                                               ------       ------    -------       ------      ------        ------      ------
        Net Cash Flows                         (2.805)      (4.049)    (3.555)      (2.542)     (4.487)       (3.876)      0.332
  Income Retained                               0.557        0.491      0.473        0.482       0.449         0.349       0.305
  Market Apprec/Deprec                          3.514        5.544      2.446        1.453      (0.481)       (1.061)     (3.509)
  Acq of New Company/Business
                                               ------       ------    -------       ------      ------        ------      ------
      Balance at End-of-Year                   22.886       24.871     24.235       23.630      19.111        19.041      16.240
                                               ------       ------    -------       ------      ------        ------      ------

Total Institutional - Bal Beg-of-Year          24.575       26.465     30.579       31.191      30.567        30.567      25.222

  Inflows                                       3.490        4.975      6.009        7.249       3.501         2.616       3.130
  Withdrawals/Terminations                     (5.928)      (7.234)    (8.683)      (9.500)     (9.182)       (7.246)     (3.291)
  Transfers                                     0.008       (0.055)    (0.027)       0.011      (0.014)       (0.021)      0.034
                                               ------       ------    -------       ------      ------        ------      ------
        Net Cash Flows                         (2.429)      (2.314)    (2.702)      (2.240)     (5.694)       (4.651)     (0.127)
  Income Retained                               0.702        0.716      0.806        0.829       0.743         0.591       0.447
  Market Apprec/Deprec                          3.618        5.662      2.508        0.789      (0.394)       (1.191)     (3.663)
  Acq of New Company/Business                                0.051
                                               ------       ------    -------       ------      ------        ------      ------
      Balance at End-of-Year                   26.465       30.579     31.191       30.567      25.222        25.316      21.880
                                               ------       ------    -------       ------      ------        ------      ------

Total Retail/Institutional - At End-of-Year    45.471       56.458     61.488       61.374      52.895        55.527      44.530
                                               ------       ------    -------       ------      ------        ------      ------

Insurance Assets - At End-of-Year              37.453       35.684     39.432       35.934      35.686        34.981      37.337
                                               ------       ------    -------       ------      ------        ------      ------

Total Assets Under Management
   At End-of-Year                              82.924       92.142    100.920       97.308      88.581        90.508      81.867
                                               ======       ======    =======       ======      ======        ======      ======





9/30/01                                                                                                   PAGE 25
                                             Investment Management
                                      Assets Under Management Roll Forward
                                        Unaudited [Billions of Dollars]



                                                              Dec      Mar       Jun      Sep       Dec       Mar
                                                             1998     1999      1999     1999      1999      2000
-----------------------------------------------------------------------------------------------------------------
Retail Fixed - Bal-Beg-of-Qtr                               8.287    8.217     8.233    7.945     7.680     7.424

  Fund Sales                                                0.246    0.316     0.263    0.231     0.181     0.146
  Redemptions                                              (0.387)  (0.313)   (0.366)  (0.342)   (0.403)   (0.444)
  Net Money Market                                         (0.000)  (0.019)   (0.033)  (0.029)   (0.030)   (0.067)
  Transfers                                                 0.007    0.032    (0.043)   0.034     0.154    (0.095)
                                                          -------   ------    ------   ------    ------    ------
        Net Cash Flows                                     (0.134)   0.016    (0.179)  (0.106)   (0.098)   (0.460)
  Income Retained                                           0.076    0.066     0.074    0.069     0.067     0.061
  Market Apprec/Deprec                                     (0.012)  (0.067)   (0.185)  (0.228)   (0.225)   (0.062)
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                 8.217    8.233     7.945    7.680     7.424     6.964
                                                          -------   ------    ------   ------    ------    ------

Retail Equity - Bal-Beg-of-Qtr                             18.785   22.080    21.798   22.340    20.873    23.383

  Fund Sales                                                0.802    0.856     0.790    0.730     0.894     1.220
  Redemptions                                              (0.915)  (1.030)   (1.957)  (0.865)   (1.120)   (1.550)
  Net Money Market                                          0.000    0.000    (0.001)   0.000     0.000     0.000
  Transfers                                                (0.011)  (0.034)    0.036   (0.060)   (0.086)   (0.096)
                                                          -------   ------    ------   ------    ------    ------
        Net Cash Flows                                     (0.124)  (0.208)   (1.132)  (0.195)   (0.312)   (0.426)
  Income Retained                                          (0.001)   0.053     0.061    0.007     0.000     0.033
  Market Apprec/Deprec                                      3.420   (0.128)    1.614   (1.279)    2.822     1.112
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                22.080   21.798    22.340   20.873    23.383    24.102
                                                          -------   ------    ------   ------    ------    ------

Total Retail - Bal-Beg-of-Qtr                              27.072   30.297    30.031   30.285    28.553    30.807

  Retail Sales-Annuities                                    0.507    0.428     0.393    0.332     0.409     0.379
  Retail Sales-Mutual Funds                                 0.403    0.565     0.487    0.514     0.587     0.840
  Retail Sales-Wrap & Other                                 0.136    0.182     0.173    0.116     0.079     0.148
                                                          -------   ------    ------   ------    ------    ------
    Total Retail Sales                                      1.046    1.175     1.053    0.962     1.075     1.367
  Redemptions                                              (1.302)  (1.343)   (2.323)  (1.207)   (1.523)   (1.995)
  Net Money Market                                          0.000   (0.019)   (0.033)  (0.029)   (0.030)   (0.067)
  Transfers                                                (0.004)  (0.001)   (0.006)  (0.027)    0.068    (0.191)
                                                          -------   ------    ------   ------    ------    ------
        Net Cash Flows                                     (0.260)  (0.188)   (1.309)  (0.301)   (0.410)   (0.886)
  Income Retained                                           0.075    0.119     0.134    0.076     0.067     0.095
  Market Apprec/Deprec                                      3.409   (0.196)    1.429   (1.507)    2.597     1.051
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                30.297   30.031    30.285   28.553    30.807    31.066
                                                          -------   ------    ------   ------    ------    ------


Institutional Fixed - Bal-Beg-of-Qtr                        6.769    6.955     6.984    7.264     7.218     6.937

  Inflows                                                   0.170    0.657     0.478    0.446     0.420     0.180
  Withdrawals/Terminations                                 (0.225)  (0.415)   (0.210)  (0.294)   (0.781)   (0.353)
  Transfers                                                 0.008   (0.003)    0.003   (0.002)    0.001    (0.005)
                                                          -------   ------    ------   ------    ------    ------
        Net Cash Flows                                     (0.047)   0.239     0.271    0.150    (0.360)   (0.178)
  Income Retained                                           0.060    0.089     0.079    0.110     0.068     0.090
  Market Apprec/Deprec                                      0.173   (0.300)   (0.070)  (0.306)    0.011     0.024
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                 6.955    6.984     7.264    7.218     6.937     6.873
                                                          -------   ------    ------   ------    ------    ------

Institutional Equity - Bal-Beg-of-Qtr                      21.702   24.235    22.927   23.962    23.098    23.630

  Inflows                                                   1.165    1.297     1.179    1.839     0.934     0.904
  Withdrawals/Terminations                                 (2.072)  (2.540)   (2.052)  (1.165)   (2.043)   (3.333)
  Transfers                                                 0.013    0.011     0.019   (0.008)   (0.010)   (0.004)
                                                          -------   ------    ------   ------    ------    ------
        Net Cash Flows                                     (0.895)  (1.232)   (0.854)   0.666    (1.119)   (2.433)
  Income Retained                                           0.098    0.104     0.118    0.167     0.093     0.109
  Market Apprec/Deprec                                      3.330   (0.180)    1.771   (1.697)    1.559    (1.003)
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                24.235   22.927    23.962   23.098    23.630    20.303
                                                          -------   ------    ------   ------    ------    ------
Total Institutional - Bal-Beg-of-Qtr                       28.471   31.191    29.910   31.226    30.316    30.567

  Inflows                                                   1.335    1.953     1.656    2.284     1.354     1.084
  Withdrawals/Terminations                                 (2.297)  (2.955)   (2.262)  (1.458)   (2.825)   (3.686)
  Transfers                                                 0.021    0.008     0.022   (0.010)   (0.009)   (0.009)
                                                          -------   ------    ------   ------    ------    ------
        Net Cash Flows                                     (0.942)  (0.994)   (0.584)   0.816    (1.480)   (2.611)
  Income Retained                                           0.158    0.193     0.197    0.277     0.161     0.198
  Market Apprec/Deprec                                      3.504   (0.480)    1.702   (2.003)    1.569    (0.979)
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                31.191   29.910    31.226   30.316    30.567    27.175
                                                          -------   ------    ------   ------    ------    ------

Total Retail/Inst - At End-of-Qtr                          61.488   59.941    61.511   58.869    61.374    58.241

Insurance Assets-End-of-Qtr                                39.432   38.516    37.391   36.820    35.934    35.541

Total Assets Under Management
                                                          -------   ------    ------   ------    ------    ------
    At End-of-Qtr                                         100.920   98.457    98.902   95.689    97.308    93.782
                                                          =======   ======    ======   ======    ======    ======


                                                              Jun      Sep       Dec      Mar       Jun       Sep
                                                             2000     2000      2000     2001      2001      2001
-----------------------------------------------------------------------------------------------------------------
Retail Fixed - Bal-Beg-of-Qtr                               6.964    6.667     6.531    6.499     6.631     6.643

  Fund Sales                                                0.152    0.213     0.200    0.235     0.195     0.192
  Redemptions                                              (0.328)  (0.321)   (0.272)  (0.255)   (0.280)   (0.255)
  Net Money Market                                         (0.058)  (0.031)   (0.051)   0.010    (0.030)    0.005
  Transfers                                                (0.045)  (0.033)    0.013    0.042    (0.002)    0.382
                                                          -------   ------    ------   ------    ------    ------
        Net Cash Flows                                     (0.279)  (0.171)   (0.109)   0.032    (0.117)    0.324
  Income Retained                                           0.063    0.059     0.057    0.054     0.050     0.049
  Market Apprec/Deprec                                     (0.082)  (0.023)    0.021    0.046     0.080     0.051
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                 6.667    6.531     6.499    6.631     6.643     7.066
                                                           -------   ------    ------   ------    ------    ------

Retail Equity - Bal-Beg-of-Qtr                             24.102   23.129    23.680   21.174    17.935    19.411

  Fund Sales                                                0.868    0.904     1.055    0.888     0.660     0.609
  Redemptions                                              (0.971)  (1.027)   (0.820)  (0.899)   (0.657)   (0.626)
  Net Money Market                                          0.000    0.001     0.000    0.000     0.000     0.000
  Transfers                                                 0.018   (0.033)   (0.068)  (0.068)   (0.046)   (0.433)
                                                          -------   ------    ------   ------    ------    ------
        Net Cash Flows                                     (0.085)  (0.154)    0.167   (0.079)   (0.043)   (0.450)
  Income Retained                                           0.021    0.005     0.025    0.007     0.015     0.028
  Market Apprec/Deprec                                     (0.908)   0.701    (2.698)  (3.168)    1.504    (3.405)
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                23.129   23.680    21.174   17.935    19.411    15.584
                                                          -------   ------    ------   ------    ------    ------

Total Retail - Bal-Beg-of-Qtr                              31.066   29.796    30.211   27.673    24.566    26.054

  Retail Sales-Annuities                                    0.358    0.453     0.536    0.455     0.373     0.340
  Retail Sales-Mutual Funds                                 0.556    0.521     0.535    0.442     0.324     0.292
  Retail Sales-Wrap & Other                                 0.106    0.143     0.184    0.227     0.157     0.168
                                                          -------   ------    ------   ------    ------    ------
    Total Retail Sales                                      1.020    1.118     1.255    1.124     0.854     0.800
  Redemptions                                              (1.299)  (1.348)   (1.092)  (1.154)   (0.938)   (0.880)
  Net Money Market                                         (0.058)  (0.030)   (0.051)   0.010    (0.030)    0.005
  Transfers                                                (0.026)  (0.065)   (0.054)  (0.026)   (0.048)   (0.051)
                                                           -------   ------    ------   ------    ------    ------
       Net Cash Flows                                      (0.363)  (0.326)    0.058   (0.047)   (0.160)   (0.126)
  Income Retained                                           0.083    0.063     0.082    0.061     0.066     0.078
  Market Apprec/Deprec                                     (0.989)   0.677    (2.677)  (3.122)    1.584    (3.354)
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                29.796   30.211    27.674   24.566    26.054    22.650
                                                          -------   ------    ------   ------    ------    ------


Institutional Fixed - Bal-Beg-of-Qtr                        6.873    6.484     6.275    6.111     5.890     5.809

  Inflows                                                   0.148    0.308     0.135    0.310     0.233     0.020
  Withdrawals/Terminations                                 (0.520)  (0.532)   (0.568)  (0.432)   (0.112)   (0.493)
  Transfers                                                (0.001)   0.000     0.001    0.003     0.010     0.001
                                                          -------   ------    ------   ------    ------    ------
        Net Cash Flows                                     (0.373)  (0.224)   (0.433)  (0.119)    0.131    (0.472)
  Income Retained                                           0.066    0.089     0.050    0.066     0.047     0.029
  Market Apprec/Deprec                                     (0.081)  (0.074)    0.219   (0.168)   (0.259)    0.273
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                 6.484    6.275     6.111    5.890     5.809     5.639
                                                          -------   ------    ------   ------    ------    ------

Institutional Equity - Bal-Beg-of-Qtr                      20.303   20.239    19.041   19.111    17.311    18.405

  Inflows                                                   0.669    0.407     0.750    0.881     0.823     0.863
  Withdrawals/Terminations                                 (1.354)  (1.154)   (1.368)  (1.199)   (0.501)   (0.555)
  Transfers                                                 0.002   (0.013)    0.007    0.019    (0.008)    0.009
                                                          -------   ------    ------   ------    ------    ------
        Net Cash Flows                                     (0.683)  (0.760)   (0.611)  (0.299)    0.314     0.317
  Income Retained                                           0.132    0.108     0.102    0.094     0.117     0.094
  Market Apprec/Deprec                                      0.488   (0.545)    0.579   (1.596)    0.663    (2.576)
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                20.239   19.041    19.111   17.311    18.405    16.240
                                                          -------   ------    ------   ------    ------    ------

Total Institutional - Bal-Beg-of-Qtr                       27.175   26.722    25.316   25.222    23.201    24.214

  Inflows                                                   0.817    0.715     0.885    1.191     1.056     0.883
  Withdrawals/Terminations                                 (1.874)  (1.686)   (1.936)  (1.631)   (0.613)   (1.047)
  Transfers                                                 0.000   (0.012)    0.008    0.022     0.002     0.010
                                                          -------   ------    ------   ------    ------    ------
        Net Cash Flows                                     (1.057)  (0.983)   (1.043)  (0.418)    0.445    (0.155)
  Income Retained                                           0.197    0.196     0.151    0.160     0.164     0.123
  Market Apprec/Deprec                                      0.407   (0.619)    0.798   (1.764)    0.404    (2.303)
                                                          -------   ------    ------   ------    ------    ------
      Balance at End-of-Qtr                                26.722   25.316    25.222   23.201    24.214    21.880
                                                          -------   ------    ------   ------    ------    ------

Total Retail/Inst - At End-of-Qtr                          56.518   55.527    52.895   47.766    50.268    44.530

Insurance Assets-End-of-Qtr                                34.891   34.981    35.686   36.324    36.018    37.337

Total Assets Under Management
                                                          -------   ------    ------   ------    ------    ------
      At End-of-Qtr                                        91.409   90.508    88.581   84.090    86.286    81.867
                                                          =======   ======    ======   ======    ======    ======





9/30/2001                                                                                                                  PAGE 26
                                                             Lincoln UK
                                                 Income Statements & Operational Data
                                                    Unaudited [Millions of Dollars]

                                                                                                                   YTD        YTD
                                                            Dec        Dec        Dec        Dec        Dec        Sep        Sep
For the Year Ended December 31                             1996       1997       1998       1999       2000       2000       2001
---------------------------------------------------------------------------------------------------------------------------------
Operating Revenue
  Premiums                                                131.8      145.4      156.6      145.1      148.4      107.9       34.2
  Surrender charges
  Mortality assessments                                    21.1       25.2       29.3       27.1       31.4       23.9       26.8
  Expense assessments                                     153.4      166.1      153.6      182.3      178.1      143.5      110.7
  Other revenue and fees                                    5.1        3.3       11.2       13.8        6.9        5.6        0.7
  Net investment income                                    82.0       85.1       87.9       75.3       70.3       53.6       49.6
                                                         ------     ------     ------     ------     ------     ------     ------
       Operating Revenue                                  393.3      425.2      438.6      443.6      435.0      334.4      222.0
                                                         ------     ------     ------     ------     ------     ------     ------

Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                              133.9      339.6      151.0      306.2      178.5      124.4       62.6
  Underwriting, acquisition,
     insurance and other expenses                         157.7      184.5      175.6      223.5      180.0      145.1      111.1
  Goodwill amortization                                     0.0        0.0        6.3        7.0        4.0        3.9        0.5
                                                         ------     ------     ------     ------     ------     ------     ------
     Operating Benefits and Expenses                      291.7      524.1      332.9      536.7      362.6      273.4      174.1
                                                         ------     ------     ------     ------     ------     ------     ------

         Income from Operations Before Tax                101.7      (99.0)     105.8      (93.1)      72.4       61.1       47.8

  Federal income taxes                                     35.7        9.3       34.8      (79.2)      11.3       15.5        7.1

                                                         ------     ------     ------     ------     ------     ------     ------
       Income from Operations                              66.0     (108.3)      70.9      (13.9)      61.0       45.5       40.7
                                                         ------     ------     ------     ------     ------     ------     ------

  Realized gains (losses) on investments                    0.0        1.5        0.8        2.1        2.3       (0.4)       5.7
  Gains(losses) on derivatives                              0.0        0.0        0.0        0.0        0.0        0.0        0.0
  Restructuring charges                                                                     (6.5)     (76.5)     (40.5)       0.0
                                                         ------     ------     ------     ------     ------     ------     ------
Income before Accounting Changes                           66.0     (106.8)      71.7      (18.2)     (13.2)       4.7       46.4
  Cumulative effect of accounting changes                   0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                                         ------     ------     ------     ------     ------     ------     ------
       Net Income                                          66.0     (106.8)      71.7      (18.2)     (13.2)       4.7       46.4
                                                         ======     ======     ======     ======     ======     ======     ======

Inc from Oper -before Goodwill Amort.                      66.0     (108.3)      77.2       (6.9)      65.1       49.4       41.2

Effective tax rate                                        35.1%      (9.4%)     32.9%      85.1%      15.7%      25.4%      14.8%

Operating revenue                                         393.3      425.2      438.6      443.6      435.0      334.4      222.0
Realized gains (losses) on investments                     (0.2)       2.1        1.1        3.0        3.2       (0.5)       8.1
  Gains(losses) on derivatives                              0.0        0.0        0.0        0.0        0.0        0.0        0.0
                                                         ------     ------     ------     ------     ------     ------     ------
    Total Revenue                                         393.2      427.3      439.7      446.6      438.2      333.9      230.1
                                                         ======     ======     ======     ======     ======     ======     ======

Average capital                                           601.1      618.1      517.7      551.2      488.2      501.2      559.1
Return on average capital                                 11.0%     (17.5%)     13.7%      (2.5%)     12.5%      12.1%       9.7%


 Unit Linked Assets - Beg-of-Year                         4.307      5.074      5.643      6.265      7.220      7.220      6.441

  Deposits                                                0.446      0.569      0.473      0.537      0.554      0.438      0.370
  Withdrawals (incl. chgs) & Deaths                      (0.420)    (0.503)    (0.547)    (0.566)    (0.644)    (0.491)    (0.413)
                                                         ------     ------     ------     ------     ------     ------     ------
      Net Cash Flows                                      0.026      0.066     (0.074)    (0.029)    (0.090)    (0.052)    (0.044)
  Inv Inc & Chg in Mkt Val                                0.269      0.682      0.662      1.154     (0.154)    (0.054)    (1.074)
  Acq of new business/companies                           0.000      0.000      0.000      0.000      0.000      0.000      0.000
  Foreign currency adjustment                             0.472     (0.179)     0.035     (0.170)    (0.536)    (0.614)    (0.106)
                                                         ------     ------     ------     ------     ------     ------     ------
 Unit Linked Assets - End-of-Year                         5.074      5.643      6.265      7.220      6.441      6.499      5.218
                                                         ======     ======     ======     ======     ======     ======     ======

Individual Life In-force (Billions)                      23.835     25.026     25.002     25.698     24.290     24.535     21.299

Exchange Rate - Dollars to Pounds
       For-the-Year                                       1.567      1.644      1.658      1.617      1.518      1.539      1.439
       End-of-Year                                        1.713      1.651      1.660      1.615      1.493      1.475      1.474





9/30/2001                                                                                   PAGE 27
                                          Lincoln UK
                             Income Statements & Operational Data
                               Unaudited [Millions of Dollars]

For the Quarter Ended                                   Dec     Mar     Jun     Sep     Dec     Mar
                                                       1998    1999    1999    1999    1999    2000
---------------------------------------------------------------------------------------------------
Operating Revenue
  Premiums                                             52.3    43.9    29.0    33.5    38.7    39.0
  Surrender charges
  Mortality assessments                                 7.6     6.7     7.7     7.7     5.0     6.3
  Expense assessments                                  23.7    43.9    51.9    49.3    37.2    46.5
  Other revenue and fees                                1.6     2.9     3.5     3.6     3.8     2.4
  Net investment income                                23.6    21.7    19.6    16.2    17.7    18.9
                                                     ------  ------  ------  ------  ------  ------
       Operating Revenue                              108.7   119.2   111.8   110.3   102.4   113.2
                                                     ------  ------  ------  ------  ------  ------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                           45.7    35.7    31.5    27.2   211.8    35.0
  Underwriting, acquisition,
     insurance and other expenses                      33.6    55.3    55.2    61.6    51.4    56.4
  Goodwill amortization                                 3.7     1.2     1.2     1.2     3.3     1.3
                                                     ------  ------  ------  ------  ------  ------
     Operating Benefits and Expenses                   83.0    92.2    87.9    90.1   266.6    92.8
                                                     ------  ------  ------  ------  ------  ------
         Income from Operations Before Tax             25.7    27.0    23.9    20.2  (164.2)   20.4

  Federal income taxes                                  6.9     8.9     4.9     4.0   (97.1)    4.7
                                                     ------  ------  ------  ------  ------  ------
       Income from Operations                          18.8    18.1    19.0    16.2   (67.1)   15.7
                                                     ------  ------  ------  ------  ------  ------
  Realized gains (losses) on investments                0.4    (0.0)    1.0     0.2     1.0    (0.2)
  Gains (losses) on derivatives
  Restructuring charges                                                                (6.5)
                                                     ------  ------  ------  ------  ------  ------
Income before Accounting Changes                       19.2    18.0    20.0    16.4   (72.6)   15.5
  Cumulative effect of accounting changes               0.0     0.0     0.0     0.0     0.0     0.0
                                                     ------  ------  ------  ------  ------  ------
       Net Income                                      19.2    18.0    20.0    16.4   (72.6)   15.5
                                                     ======  ======  ======  ======  ======  ======
Inc from Oper -before
    Goodwill  Amortization                             22.5    19.3    20.2    17.4   (63.8)   17.1

Effective tax rate                                    27.0%   33.0%   20.4%   20.0%   59.1%   22.9%

Operating revenue                                     108.7   119.2   111.8   110.3   102.4   113.2
Realized gains (losses) on investments                  0.5    (0.1)    1.4     0.3     1.4    (0.4)
Gains (losses) on derivatives
                                                     ------  ------  ------  ------  ------  ------
    Total Revenue                                     109.2   119.1   113.1   110.5   103.8   112.8
                                                     ======  ======  ======  ======  ======  ======
Average capital                                       533.8   519.2   526.9   573.5   585.0   516.4
Return on average capital                             14.1%   13.9%   14.4%   11.3%  (45.9%)  12.2%


 Unit Linked Assets
 Balance-Beg-of-Quarter (Billions)                    5.711   6.265   6.348   6.503   6.568   7.220

  Deposits                                            0.136   0.131   0.119   0.130   0.156   0.159
  Withdrawals (incl. chgs) & Deaths                  (0.139) (0.136) (0.137) (0.136) (0.158) (0.170)
                                                     ------  ------  ------  ------  ------  ------
     Net Cash Flows                                 (0.003) (0.005) (0.017) (0.005) (0.002) (0.011)
  Inv Inc & Chg in Mkt Val                            0.696   0.271   0.314  (0.214)  0.784  (0.077)
  Acq of new business/companies                       0.000   0.000   0.000   0.000   0.000   0.000
  Foreign currency adjustment                        (0.139) (0.184) (0.141)  0.284  (0.130) (0.101)
                                                     ------  ------  ------  ------  ------  ------
 Unit Linked Assets - End-of-Quarter                  6.265   6.348   6.503   6.568   7.220   7.031
                                                     ======  ======  ======  ======  ======  ======
Individual Life In-force (Billions)                  25.002  25.246  25.107  26.235  25.698  26.514

Exchange Rate - Dollars to Pounds
       For-the-Quarter                                1.661   1.631   1.602   1.614   1.625   1.599
       End-of-Quarter                                 1.660   1.612   1.577   1.647   1.615   1.591


For the Quarter Ended                                   Jun     Sep     Dec     Mar     Jun     Sep
                                                       2000    2000    2000    2001    2001    2001
---------------------------------------------------------------------------------------------------
Operating Revenue
  Premiums                                             36.3    32.5    40.5    12.8     9.6    11.8
  Surrender charges
  Mortality assessments                                 8.0     9.6     7.5     9.4     8.9     8.5
  Expense assessments                                  44.3    52.6    34.6    43.7    31.4    35.5
  Other revenue and fees                                1.3     2.0     1.3     0.6     0.1     0.0
  Net investment income                                18.5    16.1    16.7    17.9    16.9    14.8
                                                     ------  ------  ------  ------  ------  ------
       Operating Revenue                              108.4   112.8   100.6    84.4    66.9    70.7
                                                     ------  ------  ------  ------  ------  ------
Operating Benefits and Expenses
  Benefits paid or provided:
    Benefits                                           37.4    51.9    54.2    24.0    17.9    20.7
  Underwriting, acquisition,
     insurance and other expenses                      43.5    45.2    34.9    41.1    29.7    40.3
  Goodwill amortization                                 1.3     1.2     0.2     0.2     0.2     0.2
                                                     ------  ------  ------  ------  ------  ------
     Operating Benefits and Expenses                   82.2    98.3    89.3    65.3    47.7    61.1
                                                     ------  ------  ------  ------  ------  ------
         Income from Operations Before Tax             26.2    14.5    11.3    19.1    19.1     9.6

  Federal income taxes                                  6.9     3.9    (4.2)    4.7     2.9    (0.5)
                                                     ------  ------  ------  ------  ------  ------
       Income from Operations                          19.3    10.6    15.5    14.4    16.2    10.1
                                                     ------  ------  ------  ------  ------  ------
  Realized gains (losses) on investments               (0.1)   (0.0)    2.6     0.4     1.4     3.9
  Gains (losses) on derivatives
  Restructuring charges                                       (40.5)  (36.1)
                                                     ------  ------  ------  ------  ------  ------
Income before Accounting Changes                       19.1   (29.9)  (17.9)   14.8    17.6    14.0
  Cumulative effect of accounting changes               0.0     0.0     0.0     0.0     0.0     0.0
                                                     ------  ------  ------  ------  ------  ------
       Net Income                                      19.1   (29.9)  (17.9)   14.8    17.6    14.0
                                                     ======  ======  ======  ======  ======  ======
Inc from Oper -before
    Goodwill  Amortization                             20.5    11.8    15.7    14.5    16.4    10.3

Effective tax rate                                    26.4%   27.2%  (37.1%) (37.1%)  15.3%   (5.7%)

Operating revenue                                     108.4   112.8   100.6    84.4    66.9    70.7
Realized gains (losses) on investments                 (0.2)   (0.0)    3.8     0.6     2.0     5.5
Gains (losses) on derivatives
                                                     ------  ------  ------  ------  ------  ------
    Total Revenue                                     108.2   112.8   104.3    84.9    68.9    76.3
                                                     ======  ======  ======  ======  ======  ======
Average capital                                       500.8   486.5   448.9   548.7   553.2   575.4
Return on average capital                             15.4%    8.7%   13.8%   10.5%   11.7%    7.0%


 Unit Linked Assets
 Balance-Beg-of-Quarter (Billions)                    7.031   6.726   6.499   6.441   5.677   5.768

  Deposits                                            0.134   0.145   0.116   0.132   0.111   0.128
  Withdrawals (incl. chgs) & Deaths                  (0.162) (0.159) (0.153) (0.147) (0.131) (0.136)
                                                     ------  ------  ------  ------  ------  ------
      Net Cash Flows                                 (0.028) (0.014) (0.037) (0.015) (0.020) (0.009)
  Inv Inc & Chg in Mkt Val                            0.047  (0.025) (0.100) (0.421)  0.115  (0.768)
  Acq of new business/companies                       0.000   0.000   0.000   0.000   0.000   0.000
  Foreign currency adjustment                        (0.324) (0.189)  0.078  (0.328) (0.004)  0.226
                                                     ------  ------  ------  ------  ------  ------
 Unit Linked Assets - End-of-Quarter                  6.726   6.499   6.441   5.677   5.768   5.218
                                                     ======  ======  ======  ======  ======  ======
Individual Life In-force (Billions)                  25.225  24.535  24.290  21.894  21.519  21.299

Exchange Rate - Dollars to Pounds
       For-the-Quarter                                1.536   1.482   1.454   1.455   1.421   1.442
       End-of-Quarter                                 1.517   1.475   1.493   1.416   1.415   1.474





9/30/01                                                                                     PAGE 28

                                            Other Operations
                                    Unaudited [Millions of Dollars]

For the Year Ended December 31                                                                1996
                                                                                            ------
Revenue

  Lincoln Financial Advisors                                                                 111.0
  Lincoln Financial Distributors                                                              25.1
                                                                                            ------
        Total Distribution                                                                   136.1
  Other [Including
   Consolidating Adjustments]                                                               (119.3)
                                                                                            ------
       Operating Revenue                                                                      16.8
                                                                                            ------

  Realized gains (losses) on investments                                                      (3.0)
                                                                                            ------

    Total Revenue                                                                             13.8
                                                                                            ======


Income (Loss)

  Lincoln Financial Advisors                                                                 (10.2)
  Lincoln Financial Distributors                                                              (4.3)
                                                                                            ------
        Total Distribution                                                                   (14.5)
  LNC Financing                                                                              (49.4)
  LNC Operations *                                                                           (14.8)
  Other Corporate                                                                              2.1
                                                                                            ------
       Inc (Loss) from Operations                                                            (76.5)
                                                                                            ------

  Realized gains (losses) on investments                                                      (1.0)
  Gains(losses) on derivatives
  Restructuring charges
                                                                                            ------
Income before Accounting Changes                                                             (77.5)
  Cumulative effect of accounting changes
                                                                                            ------
        Total Net Income (Loss)                                                              (77.5)
                                                                                            ======


                                     Other Operations (Continued)
                                    Unaudited [Millions of Dollars]

                                                                                     YTD       YTD
                                                                                     Sep       Sep
For the Year Ended December 31              1997      1998      1999      2000      2000      2001
                                          ------    ------    ------    ------    ------    ------
Revenue

  Lincoln Financial Advisors               130.1     292.9     325.2     394.2     276.3     244.0
  Lincoln Financial Distributors            20.5      33.5     107.5     119.9      84.9      88.6
                                          ------    ------    ------    ------    ------    ------
        Total Distribution                 150.6     326.4     432.6     514.0     361.1     332.6
  Other [Including
   Consolidating Adjustments]             (110.7)   (199.2)   (285.7)   (309.2)   (242.0)   (271.9)
                                          ------    ------    ------    ------    ------    ------
       Operating Revenue                    39.9     127.2     147.0     204.8     119.2      60.6
                                          ------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments    16.9       4.0       8.7      (3.7)     (1.9)     (4.8)
                                          ------    ------    ------    ------    ------    ------

    Total Revenue                           56.8     131.1     155.7     201.1     117.3      55.8
                                          ======    ======    ======    ======    ======    ======


Income (Loss)

  Lincoln Financial Advisors                (5.3)    (23.7)    (20.8)    (11.7)    (13.4)    (23.3)
  Lincoln Financial Distributors           (11.2)     (8.2)    (14.0)    (18.5)    (13.4)    (26.2)
                                          ------    ------    ------    ------    ------    ------
        Total Distribution                 (16.5)    (31.9)    (34.8)    (30.2)    (26.8)    (49.6)
  LNC Financing                            (31.6)    (51.5)    (83.5)    (84.9)    (65.1)    (63.2)
  LNC Operations *                         (18.4)    (18.5)
  Other Corporate                           (6.7)      1.0      (5.0)    (15.4)     (5.5)      3.0
                                          ------    ------    ------    ------    ------    ------
       Inc (Loss) from Operations          (73.2)   (100.9)   (123.2)   (130.5)    (97.4)   (109.8)
                                          ------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments     8.6       5.3       6.5      (2.3)     (2.3)     (3.1)
  Gains(losses) on derivatives                                                                 0.0
  Restructuring charges                              (14.3)                0.3                (1.2)
                                          ------    ------    ------    ------    ------    ------
Income before Accounting Changes           (64.6)   (109.9)   (116.7)   (132.5)    (99.7)   (114.1)
  Cumulative effect of accounting changes                                                     (0.3)
                                          ------    ------    ------    ------    ------    ------
        Total Net Income (Loss)            (64.6)   (109.9)   (116.7)   (132.5)    (99.7)   (114.4)
                                          ======    ======    ======    ======    ======    ======



                                             Dec       Mar       Jun       Sep       Dec       Mar
For the Quarter Ended                       1998      1999      1999      1999      1999      2000
                                          ------    ------    ------    ------    ------    ------
Revenue
  Lincoln Financial Advisors                81.7      67.0      73.9      78.0     106.3      89.4
  Lincoln Financial Distributors             9.8      20.7      26.2      26.4      34.2      29.3
                                          ------    ------    ------    ------    ------    ------
        Total Distribution                  91.5      87.6     100.1     104.4     140.5     118.8
  Other [Including
   Consolidating Adjustments]              (57.2)    (27.5)    (41.9)    (67.1)   (149.2)    (70.6)
                                          ------    ------    ------    ------    ------    ------
       Operating Revenue                    34.3      60.1      58.2      37.3      (8.7)     48.2
                                          ------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments     1.6       0.2      (1.7)     13.8      (3.6)     (2.5)
  Gains (losses) on derivatives              0.0       0.0       0.0       0.0       0.0       0.0
                                          ------    ------    ------    ------    ------    ------
    Total Revenue                           35.9      60.4      56.6      51.1     (12.4)     45.7
                                          ======    ======    ======    ======    ======    ======

Income (Loss)

  Lincoln Financial Advisors                (6.4)     (8.4)     (9.7)     (5.3)      2.7      (7.4)
  Lincoln Financial Distributors            (1.6)     (3.0)     (5.3)     (2.1)     (3.7)     (3.3)
                                          ------    ------    ------    ------    ------    ------
        Total Distribution                  (8.0)    (11.4)    (15.0)     (7.4)     (1.0)    (10.7)
  LNC Financing                            (19.3)    (20.5)    (21.4)    (19.9)    (21.6)    (21.9)
  LNC Operations *                          (4.9)      0.0       0.0       0.0       0.0       0.0
  Other Corporate                           (2.1)     (2.1)      0.9      (2.4)     (1.4)     (5.7)
                                          ------    ------    ------    ------    ------    ------
        Inc (Loss) from Oper               (34.3)    (34.0)    (35.6)    (29.7)    (23.9)    (38.3)
                                          ------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments     4.1       0.1      (2.0)      9.5      (1.1)     (1.6)
  Gains (losses) on derivatives
  Restructuring charges                    (14.3)
                                          ------    ------    ------    ------    ------    ------
Income before Accounting Changes           (44.6)    (33.9)    (37.6)    (20.2)    (25.1)    (39.9)
  Cumulative effect of accounting changes
                                          ------    ------    ------    ------    ------    ------
        Total Net Income (Loss)            (44.6)    (33.9)    (37.6)    (20.2)    (25.1)    (39.9)
                                          ======    ======    ======    ======    ======    ======



                                             Jun       Sep       Dec       Mar       Jun       Sep
For the Quarter Ended                       2000      2000      2000      2001      2001      2001
                                          ------    ------    ------    ------    ------    ------
Revenue
  Lincoln Financial Advisors                92.9      93.9     117.9      81.2      83.8      78.9
  Lincoln Financial Distributors            28.1      27.5      35.0      25.7      32.1      30.8
                                          ------    ------    ------    ------    ------    ------
        Total Distribution                 121.0     121.4     152.9     106.9     115.9     109.8
  Other [Including
   Consolidating Adjustments]              (89.6)    (81.8)    (67.2)    (80.5)   (116.6)    (74.8)
                                          ------    ------    ------    ------    ------    ------
       Operating Revenue                    31.4      39.6      85.6      26.4      (0.7)     35.0
                                          ------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments     0.4       0.1      (1.8)     (2.9)      4.1      (6.0)
  Gains (losses) on derivatives              0.0       0.0       0.0       0.0      (0.1)      0.1
                                          ------    ------    ------    ------    ------    ------
    Total Revenue                           31.9      39.7      83.8      23.5       3.3      29.0
                                          ======    ======    ======    ======    ======    ======

Income (Loss)

  Lincoln Financial Advisors                (2.9)     (3.1)      1.6      (6.8)    (12.3)     (4.2)
  Lincoln Financial Distributors            (5.2)     (5.0)     (5.1)     (6.9)    (11.5)     (7.8)
                                          ------    ------    ------    ------    ------    ------
        Total Distribution                  (8.1)     (8.0)     (3.4)    (13.8)    (23.8)    (12.0)
  LNC Financing                            (22.2)    (20.9)    (19.8)    (21.7)    (22.0)    (19.5)
  LNC Operations *                           0.0       0.0       0.0       0.0       0.0       0.0
  Other Corporate                           (1.5)      1.6      (9.8)     (0.5)      2.0       1.5
                                          ------    ------    ------    ------    ------    ------
        Inc (Loss) from Oper               (31.7)    (27.3)    (33.1)    (35.9)    (43.8)    (30.1)
                                          ------    ------    ------    ------    ------    ------

  Realized gains (losses) on investments     0.3      (1.0)      0.0      (1.9)      2.7      (3.9)
  Gains (losses) on derivatives                                            0.0      (0.1)      0.0
  Restructuring charges                                          0.3                (1.2)      0.0
                                          ------    ------    ------    ------    ------    ------
Income before Accounting Changes           (31.4)    (28.3)    (32.8)    (37.8)    (42.4)    (33.9)
  Cumulative effect of accounting changes                                 (0.3)
                                          ------    ------    ------    ------    ------    ------
        Total Net Income (Loss)            (31.4)    (28.3)    (32.8)    (38.1)    (42.4)    (33.9)
                                          ======    ======    ======    ======    ======    ======

* Starting with the first quarter of 1999, 100% of "LNC Operations" is allocated to the business segments.  Prior periods have not been restated.





9/30/01                                                                                                  PAGE 29

                             Consolidated Domestic Retail Deposits/Account Balances
                                       Unaudited [Billions of Dollars]
                                                                                                  YTD        YTD
                                                                                                  Sep        Sep
                                          1996       1997       1998       1999       2000       2000       2001
                                       -------    -------    -------    -------    -------    -------    -------
Deposits - For the Year

Annuities Segment - Fixed Annuities      1.852      1.632      1.452      2.563      2.074      1.592      2.124
Annuities Segment - Variable Annuities   2.746      2.695      2.791      2.553      3.165      2.319      2.274
Annuities Segment - Life Insurance       0.000      0.000      0.000      0.017      0.014      0.010      0.010
Life Insurance Segment - Life Insurance  0.405      0.384      1.207      1.698      1.884      1.262      1.328
Inv Mgmt - Annuities                     1.638      2.163      2.238      1.561      1.726      1.190      1.168
Inv Mgmt - Mutual Funds                  0.849      1.218      1.913      2.153      2.452      1.917      1.058
Inv Mgmt - Wrap Fee & Other              0.454      0.533      0.596      0.550      0.581      0.397      0.552
Consolidating Adjustments               (0.684)    (0.966)    (1.041)    (0.499)    (0.406)    (0.261)    (0.497)
                                       -------    -------    -------    -------    -------    -------    -------
     Gross Deposits                      7.259      7.658      9.157     10.597     11.491      8.427      8.017

Account Balances - End of Year
Annuities Segment - Fixed Annuities     15.818     15.458     16.505     16.791     15.442
Annuities Segment - Variable Annuities  20.383     27.346     33.358     41.493     39.427
Annuities Segment - Life Insurance                                        0.155      0.160
Life Insurance Segment - Life Insurance  2.869      3.038      9.243     10.217     10.847
Inv Mgmt - Annuities                     7.915     10.991     14.257     15.526     13.494
Inv Mgmt - Mutual Funds                  9.017     12.484     13.528     13.632     12.805
Inv Mgmt - Wrap Fee & Other              2.074      2.403      2.512      1.649      1.375
Consolidating Adjustments               (5.098)    (6.806)    (8.891)    (9.175)    (7.753)
                                       -------    -------    -------    -------    -------
     Account Balances                   52.978     64.914     80.512     90.288     85.797


                       Consolidated Domestic Retail Deposits/Account Balances (Continued)
                                       Unaudited [Billions of Dollars]
                                            Dec        Mar        Jun        Sep        Dec        Mar
                                           1998       1999       1999       1999       1999       2000
                                        -------    -------    -------    -------    -------    -------
Deposits -  For the Quarter
Annuities Segment - Fixed Annuities       0.335      0.489      0.654      0.678      0.741      0.589
Annuities Segment - Variable Annuities    0.633      0.635      0.651      0.634      0.634      0.797
Annuities Segment - Life Insurance                   0.003      0.005      0.004      0.005      0.003
Life Insurance Segment - Life Insurance   0.475      0.394      0.379      0.399      0.526      0.424
Inv Mgmt - Annuities                      0.507      0.428      0.393      0.332      0.409      0.379
Inv Mgmt - Mutual Funds                   0.403      0.565      0.487      0.514      0.587      0.840
Inv Mgmt - Wrap Fee & Other               0.136      0.182      0.173      0.116      0.079      0.148
Consolidating Adjustments                (0.254)    (0.142)    (0.143)    (0.096)    (0.118)    (0.099)
                                        -------    -------    -------    -------    -------    -------
    Gross Deposits                        2.234      2.554      2.599      2.581      2.864      3.081
                                        -------    -------    -------    -------    -------    -------

Account Balances - End of Quarter
Annuities Segment - Fixed Annuities      16.505     16.656     16.779     16.934     16.791     16.252
Annuities Segment - Variable Annuities   33.358     34.148     37.233     35.613     41.493     44.640
Annuities Segment - Life Insurance                   0.115      0.130      0.128      0.155      0.169
Life Insurance Segment - Life Insurance   9.243      9.416      9.628      9.726     10.217     10.470
Inv Mgmt - Annuities                     14.257     14.166     14.981     14.004     15.526     15.531
Inv Mgmt - Mutual Funds                  13.528     13.442     13.654     12.938     13.632     14.201
Inv Mgmt - Wrap Fee & Other               2.512      2.424      1.650      1.611      1.649      1.335
Consolidating Adjustments                (8.891)    (8.798)    (9.050)    (8.387)    (9.175)    (8.768)
                                        -------    -------    -------    -------    -------    -------
     Account Balances                    80.512     81.570     85.004     82.567     90.288     93.831
                                        -------    -------    -------    -------    -------    -------


                       Consolidated Domestic Retail Deposits/Account Balances (Continued)
                                       Unaudited [Billions of Dollars]
                                            Jun        Sep        Dec        Mar        Jun        Sep
                                           2000       2000       2000       2001       2001       2001
                                        -------    -------    -------    -------    -------    -------
Deposits -  For the Quarter
Annuities Segment - Fixed Annuities       0.490      0.513      0.482      0.560      0.668      0.896
Annuities Segment - Variable Annuities    0.793      0.729      0.846      0.887      0.703      0.684
Annuities Segment - Life Insurance        0.003      0.004      0.004      0.003      0.004      0.003
Life Insurance Segment - Life Insurance   0.411      0.428      0.622      0.418      0.477      0.434
Inv Mgmt - Annuities                      0.358      0.453      0.536      0.455      0.373      0.340
Inv Mgmt - Mutual Funds                   0.556      0.521      0.535      0.442      0.324      0.292
Inv Mgmt - Wrap Fee & Other               0.106      0.143      0.184      0.227      0.157      0.168
Consolidating Adjustments                (0.062)    (0.100)    (0.145)    (0.262)    (0.202)    (0.032)
                                        -------    -------    -------    -------    -------    -------
    Gross Deposits                        2.655      2.691      3.064      2.729      2.504      2.785
                                        -------    -------    -------    -------    -------    -------

Account Balances - End of Quarter
Annuities Segment - Fixed Annuities      15.909     15.700     15.442     15.484     15.628     16.303
Annuities Segment - Variable Annuities   43.097     42.743     39.427     34.733     36.961     30.506
Annuities Segment - Life Insurance        0.165      0.166      0.160      0.147      0.157      0.134
Life Insurance Segment - Life Insurance  10.538     10.716     10.847     10.764     11.066     10.939
Inv Mgmt - Annuities                     14.861     14.824     13.494     11.787     12.483     10.665
Inv Mgmt - Mutual Funds                  13.604     14.102     12.805     11.091     11.748     10.301
Inv Mgmt - Wrap Fee & Other               1.331      1.285      1.375      1.688      1.823      1.684
Consolidating Adjustments                (8.419)    (8.644)    (7.753)    (6.834)    (7.007)    (6.023)
                                        -------    -------    -------    -------    -------    -------
     Account Balances                    91.086     90.893     85.797     78.860     82.860     74.509
                                        -------    -------    -------    -------    -------    -------





                                          Annuities & Investment Management
                                                        Net Flows
                                            Unaudited [Billions of Dollars]

                                      Mar        Jun        Sep        Dec        Mar        Jun        Sep
                                     2000       2000       2000       2000       2001       2001       2001
                                  -------    -------    -------    -------    -------    -------    -------
Annuities Segment                  (0.700)    (0.682)    (0.812)    (0.681)    (0.590)    (0.196)     0.261
Investment Management Segment      (3.497)    (1.420)    (1.309)    (0.985)    (0.465)     0.285     (0.281)
Consolidating Adjustments           0.717      0.342      0.194      0.152      0.019     (0.034)     0.181
                                  -------    -------    -------    -------    -------    -------    -------
     Total Net Flows               (3.480)    (1.761)    (1.927)    (1.514)    (1.037)     0.055      0.162
                                  =======    =======    =======    =======    =======    =======    =======

NOTE: Excludes amounts reported as Assets Under Management - Insurance Assets





9/30/01                                                                                             PAGE 30

                     Consolidated Information - Individual Life Insurance In-Force
                                   Unaudited [Billions of Dollars]

December 31                                                          1996     1997    1998     1999    2000
                                                                  -------   ------  ------   ------  ------
Annuities Segment                                                                               0.6     0.7
Life Insurance Segment                                               49.2     63.2   172.9    195.0   216.0
Reinsurance                                                         130.8    153.1   213.6    306.6   407.4
Lincoln UK                                                           23.8     25.0    25.0     25.7    24.3
Consolidating Adjustment                                                      (5.6)   (9.9)   (11.3)  (11.4)
                                                                  -------   ------  ------   ------  ------
  Total                                                             203.8    235.7   401.6    516.5   637.0
                                                                  =======   ======  ======   ======  ======
                                                             Dec      Mar     Jun      Sep     Dec     Mar
End of Quarter                                              1998     1999    1999     1999    1999    2000
                                                         -------   ------  ------   ------  ------  ------
Annuities Segment                                                                      0.5     0.6     0.6
Life Insurance Segment                                     172.9    178.5   184.5    188.9   195.0   201.7
Reinsurance                                                213.6    225.1   240.0    261.5   306.6   325.9
Lincoln UK                                                  25.0     25.2    25.1     26.2    25.7    26.5
Consolidating Adjustment                                    (9.9)   (10.3)  (10.6)   (10.9)  (11.3)  (11.4)
                                                         -------   ------  ------   ------  ------  ------
  Total                                                    401.6    418.6   439.0    466.3   516.5   543.3
                                                         =======   ======  ======   ======  ======  ======
                                                            Jun     Sep     Dec      Mar     Jun      Sep
End of Quarter                                             2000    2000    2000     2001    2001     2001
                                                         ------  ------  ------   ------  ------   ------
Annuities Segment                                           0.6     0.6     0.7      0.7     0.7      0.7
Life Insurance Segment                                    207.5   211.3   216.0    219.2   223.3    227.8
Reinsurance                                               354.0   381.4   407.4    426.2   447.8    468.9
Lincoln UK                                                 25.2    24.5    24.3     21.9    21.5     21.3
Consolidating Adjustment                                  (11.5)  (11.4)  (11.4)   (13.1)  (12.7)   (13.1)
                                                         ------  ------  ------   ------  ------   ------
  Total                                                   575.8   606.5   637.0    654.9   680.5    705.6
                                                         ======  ======  ======   ======  ======   ======


                                 Consolidated Investment Data - Assets Managed
                                         Unaudited [Billions of Dollars]

                                                            Dec        Dec        Dec        Dec        Dec
December 31                                                1996       1997       1998       1999       2000
                                                        -------    -------    -------    -------    -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities                             24.097     24.066     30.233     27.689     27.450
   Equity securities                                      0.558      0.660      0.543      0.604      0.550
   Other investments                                      5.076      5.092      7.154      7.286      7.369
                                                        -------    -------    -------    -------    -------
         Total LNC Investments                           29.730     29.819     37.929     35.578     35.369
Separate accounts                                        28.809     37.139     43.409     53.654     50.580
Cash and Invested Cash                                    1.145      3.795      2.433      1.896      1.927
Discontinued Operations                                   4.402
                                                        -------    -------    -------    -------    -------
     Total LNC                                           64.086     70.752     83.772     91.128     87.876
                                                        -------    -------    -------    -------    -------
Non-affiliate assets managed                             40.968     48.331     50.061     49.314     43.397
                                                        -------    -------    -------    -------    -------
     Total Assets Managed                               105.054    119.083    133.833    140.443    131.273
                                                        =======    =======    =======    =======    =======

Assets Managed by Advisor
Investment Management segment                            45.471     56.457     61.488     61.374     52.895
(See page 24 for additional detail)
DLIA-Corp                                                37.453     35.684     39.432     35.934     35.686
(Assets managed internally-see page 24)
Lincoln (UK)                                              6.107      6.775      7.573      8.589      7.873
Policy Loans (within business units)                      0.758      0.763      1.840      1.892      1.961
Non-LNC Affiliates                                       15.265     19.404     23.500     32.654     32.858
                                                        -------    -------    -------    -------    -------
      Total Assets Managed                              105.054    119.083    133.833    140.443    131.273
                                                        =======    =======    =======    =======    =======


                           Consolidated Investment Data - Assets Managed (Continued)
                                         Unaudited [Billions of Dollars]

                                             Dec       Mar        Jun        Sep       Dec        Mar
End of Quarter                              1998      1999       1999       1999      1999       2000
                                         -------   -------    -------    -------   -------    -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities              30.233    30.578     29.579     28.708    27.689     27.745
   Equity securities                       0.543     0.481      0.506      0.507     0.604      0.588
   Other investments                       7.154     7.071      7.278      7.317     7.286      7.442
                                         -------   -------    -------    -------   -------    -------
         Total LNC Investments            37.929    38.129     37.363     36.532    35.578     35.775
Separate accounts                         43.409    44.339     47.864     46.229    53.654     56.908
Cash and invested cash                     2.433     2.327      2.151      2.343     1.896      1.510
                                         -------   -------    -------    -------   -------    -------
     Total LNC                            83.772    84.796     87.378     85.104    91.128     94.192
                                         -------   -------    -------    -------   -------    -------
Non-affiliate assets managed              50.061    48.690     49.827     48.068    49.314     47.150
                                         -------   -------    -------    -------   -------    -------
     Total Assets Managed                133.833   133.486    137.205    133.172   140.443    141.342
                                         =======   =======    =======    =======   =======    =======

Assets Managed by Advisor
Investment Management segment             61.488    59.941     61.511     58.869    61.374     58.241
(See page 25 for additional detail)
DLIA-Corp                                 39.432    38.516     37.391     36.820    35.934     35.541
(Assets managed internally-see page 25)
Lincoln (UK)                               7.573     7.631      7.746      7.849     8.589      8.423
Policy Loans (within business units)       1.840     1.842      1.847      1.863     1.892      1.896
Non-LNC Affiliates                        23.499    25.555     28.710     27.771    32.654     37.241
                                         -------   -------    -------    -------   -------    -------
      Total Assets Managed               133.833   133.486    137.205    133.172   140.443    141.342
                                         =======   =======    =======    =======   =======    =======


                           Consolidated Investment Data - Assets Managed (Continued)
                                         Unaudited [Billions of Dollars]

                                             Jun       Sep        Dec       Mar        Jun       Sep
End of Quarter                              2000      2000       2000      2001       2001      2001
                                         -------   -------    -------   -------    -------   -------
Assets Managed by Source
LNC's Investments and Cash:
   Fixed maturity securities              27.078    27.264     27.450    27.811     27.874    28.932
   Equity securities                       0.560     0.570      0.550     0.560      0.534     0.478
   Other investments                       7.419     7.471      7.369     7.374      7.388     7.379
                                         -------   -------    -------   -------    -------   -------
         Total LNC Investments            35.057    35.305     35.369    35.744     35.796    36.788
Separate accounts                         54.924    54.411     50.580    44.506     47.140    39.480
Cash and invested cash                     1.619     1.436      1.927     2.015      1.502     1.996
                                         -------   -------    -------   -------    -------   -------
     Total LNC                            91.601    91.152     87.876    82.266     84.438    78.264
                                         -------   -------    -------   -------    -------   -------
Non-affiliate assets managed              45.945    45.119     43.397    41.904     44.069    39.198
                                         -------   -------    -------   -------    -------   -------
     Total Assets Managed                137.546   136.271    131.273   124.170    128.507   117.462
                                         =======   =======    =======   =======    =======   =======

Assets Managed by Advisor
Investment Management segment             56.518    55.527     52.895    47.766     50.268    44.530
(See page 25 for additional detail)
DLIA-Corp                                 34.891    34.981     35.686    36.324     36.018    37.337
(Assets managed internally-see page 25)
Lincoln (UK)                               8.058     7.838      7.873     7.012      7.027     6.474
Policy Loans (within business units)       1.915     1.936      1.961     1.947      1.947     1.943
Non-LNC Affiliates                        36.164    35.989     32.858    31.122     33.246    27.177
                                         -------   -------    -------   -------    -------   -------
      Total Assets Managed               137.546   136.271    131.273   124.170    128.507   117.462
                                         =======   =======    =======   =======    =======   =======





9/30/2001                                                                                                        PAGE 31

                                               Consolidated Investment Data
                                      Unaudited [Millions of Dollars except as noted]

                                                                                                           YTD       YTD
                                                                                                           Sep       Sep
For the Year Ended December 31                          1996      1997      1998      1999      2000      2000      2001
                                                     -------   -------   -------   -------   -------   -------   -------
Net Investment Income

  Fixed Maturity Securities                           1690.1    1832.1    2065.8    2232.9    2148.7    1611.0    1585.5
  Equity Securities                                     14.4      19.1      22.8      20.1      19.5      13.0      12.5
  Mortgage loans on real estate                        292.7     279.2     383.6     369.2     373.8     281.5     282.2
  Real estate                                          125.4      99.4      86.8      64.1      51.8      35.5      38.6
  Policy loans                                          40.7      44.5      99.5     116.5     125.0      92.1      93.8
  Invested cash                                         69.2     102.4     156.8     110.3      87.2      68.8      62.5
  Other investments                                     14.7      20.6      88.4      51.8      66.8      63.9      66.0
                                                     -------   -------   -------   -------   -------   -------   -------
     Investment revenue                               2247.2    2397.3    2903.7    2964.8    2872.8    2165.8    2141.0
  Investment expense                                   159.2     146.6     222.3     157.3     125.7      90.9     108.0
                                                     -------   -------   -------   -------   -------   -------   -------
      Net Investment Income                           2087.9    2250.8    2681.4    2807.5    2747.1    2075.0    2033.0
                                                     -------   -------   -------   -------   -------   -------   -------
  Gross-up of Tax Exempt Income                          9.7      12.7      11.6       8.1       7.8       5.2       5.0
                                                     -------   -------   -------   -------   -------   -------   -------
          Adjusted Net Invest Income                  2097.7    2263.5    2693.0    2815.6    2754.9    2080.2    2038.0
                                                     =======   =======   =======   =======   =======   =======   =======
Mean Invested Assets (Cost Basis)                    27906.2   30337.3   36573.8   39027.5   37471.3   37598.1   37339.4

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                             7.52%     7.46%     7.36%     7.21%     7.35%     7.38%     7.28%

Investment Gains

Realized Gains (Losses) on Investments                  57.6      72.9      13.7       3.8     (17.5)    (18.7)    (48.6)
Gains(Losses) on Derivatives                             0.0       0.0       0.0       0.0       0.0       0.0      (0.2)

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)                      (208.8)    159.6     116.4   (1018.1)    477.7     128.0     235.9
Incr (Decr) on Derivatives                                                                                          20.4
Incr (Decr) in Foreign Exchange                         53.0     (20.3)      3.8     (19.9)     (8.1)    (10.2)    (15.0)

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                          24.097    24.066    30.233    27.689    27.450    27.264    28.932
 Fixed Maturity Sec (Adjusted Cost)                   23.200    22.624    28.640    28.357    27.373    27.727    28.253

 Equity Securities (Market)                            0.558     0.660     0.543     0.604     0.550     0.570     0.478
 Equity Securities (Adjusted Cost)                     0.434     0.518     0.437     0.482     0.458     0.450     0.453

% of Fixed Maturity Securities (Based on Market)
  Treasuries and AAA                                   32.8%     27.6%     25.6%     22.8%     22.1%     22.3%     17.9%
AA or better                                           41.9%     35.1%     32.6%     29.8%     29.2%     29.4%     24.3%
BB or less                                              7.0%      7.3%      7.0%      8.0%      6.7%      6.8%      7.2%




                                               Dec       Mar       Jun       Sep       Dec
For the Quarter Ended                         1998      1999      1999      1999      1999
                                           -------   -------   -------   -------   -------
Net Investment Income

  Fixed Maturity Securities                  544.5     557.8     575.8     551.2      5.48
  Equity Securities                            8.9       4.4       4.9       3.9       6.9
  Mortgage loans on real estate              107.4      94.5      85.5      94.7      94.5
  Real estate                                 18.4      19.4      18.4      13.7      12.5
  Policy loans                                29.8      28.6      28.6      29.4      29.9
  Invested cash                               44.0      32.4      23.4      32.4      22.0
  Other investments                           19.3       7.5      13.4       9.9      20.9
                                           -------   -------   -------   -------   -------
      Investment revenue                     772.4     744.6     750.1     735.2     734.9
  Investment expense                          57.7      35.1      49.3      38.1      34.8
                                           -------   -------   -------   -------   -------
      Net Investment Income                  714.7     709.5     700.8     697.1     700.1
                                           -------   -------   -------   -------   -------
  Gross-up of Tax Exempt Income                3.0       1.8       2.0       1.7       2.6
                                           -------   -------   -------   -------   -------
          Adjusted Net Invest Income         717.7     711.3     702.8     698.7     702.7
                                           =======   =======   =======   =======   =======
Mean Invested Assets (Cost Basis)          37619.5   39174.2   39385.3   39111.8   38438.6

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                   7.63%     7.26%     7.14%     7.15%     7.31%

Investment Gains

Realized Gains (Losses) on Investments         0.5       1.5      (3.5)      4.1       1.6
Gains (Losses) on Derivatives                  0.0       0.0       0.0       0.0       0.0

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)            (221.4)   (297.7)   (255.8)   (102.7)   (361.9)
Incr (Decr) on Derivatives
Incr (Decr) in Foreign Exchange               (9.8)    (19.9)     (9.5)     19.6     (10.2)

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                30.233    30.578    29.579    28.708    27.689
 Fixed Maturity Sec (Adjusted Cost)         28.640    29.681    29.494    28.974    28.357

 Equity Securities (Market)                  0.543     0.481     0.506     0.507     0.604
 Equity Securities (Adjusted Cost)           0.437     0.380     0.385     0.414     0.482

% of Fixed Maturity Securities
(Based on Market)
  Treasuries and AAA                         25.6%     26.3%     25.5%     24.2%     22.8%
  AA or better                               32.6%     33.2%     32.5%     31.1%     29.8%
  BB or less                                  7.0%      7.1%      7.0%      7.5%      8.0%



                                               Mar       Jun       Sep       Dec       Mar       Jun       Sep
For the Quarter Ended                         2000      2000      2000      2000      2001      2001      2001
                                           -------   -------   -------   -------   -------   -------   -------
Net Investment Income

  Fixed Maturity Securities                  541.3     544.4     525.3     537.7     522.7     530.6     532.1
  Equity Securities                            3.7       5.7       3.6       6.5       1.0       7.8       3.7
  Mortgage loans on real estate               92.0      95.1      94.4      92.3      95.7      92.4      94.2
  Real estate                                 11.2      12.5      11.8      16.3      12.8      13.1      12.7
  Policy loans                                30.7      30.9      30.5      32.9      31.4      31.4      31.0
  Invested cash                               27.2      15.1      26.5      18.4      26.7      16.2      19.6
  Other investments                           35.1       2.0      26.9       2.9      19.6      18.2      28.2
                                           -------   -------   -------   -------   -------   -------   -------
      Investment revenue                     741.1     705.7     719.1     706.9     709.9     709.7     721.4
  Investment expense                          30.0      31.8      29.0      34.8      36.1      36.6      35.2
                                           -------   -------   -------   -------   -------   -------   -------
      Net Investment Income                  711.1     673.8     690.0     672.1     673.7     673.1     686.2
                                           -------   -------   -------   -------   -------   -------   -------
  Gross-up of Tax Exempt Income                1.5       2.3       1.4       2.6       0.5       3.0       1.5
                                           -------   -------   -------   -------   -------   -------   -------
          Adjusted Net Invest Income         712.6     676.1     691.5     674.7     674.2     676.1     687.7
                                           =======   =======   =======   =======   =======   =======   =======
Mean Invested Assets (Cost Basis)          38237.4   37306.1   37250.8   37090.8   37238.0   37094.5   37685.8

Ratio of Adjusted Net Invest Inc
 Over Mean Invested Assets                   7.45%     7.25%     7.43%     7.28%     7.24%     7.29%     7.30%

Investment Gains

Realized Gains (Losses) on Investments        (0.4)     (6.7)    (11.6)      1.2     (13.4)    (11.5)    (23.8)
Gains (Losses) on Derivatives                  0.0       0.0       0.0       0.0      (0.1)      0.2      (0.4)

Incr (Decr) in Unreal Gains on Sec
  Avail-for-Sale (after DAC/Tax)              54.5    (145.4)    218.8     349.8     178.4    (114.2)    171.7
Incr (Decr) on Derivatives                                                            23.3       3.7      (6.6)
Incr (Decr) in Foreign Exchange               (7.3)     (0.9)     (2.0)      2.0     (17.8)    (19.5)     22.2

Securities Available-for-Sale
 [Billions of Dollars at End of Year]
 Fixed Maturity Sec (Market)                27.745    27.078    27.264    27.450    27.811    27.874    28.932
 Fixed Maturity Sec (Adjusted Cost)         28.295    27.788    27.727    27.373    27.367    27.681    28.253

 Equity Securities (Market)                  0.588     0.560     0.570     0.550     0.560     0.534     0.478
 Equity Securities (Adjusted Cost)           0.475     0.446     0.450     0.458     0.507     0.477     0.453

% of Fixed Maturity Securities
(Based on Market)
  Treasuries and AAA                         22.7%     22.3%     22.3%     22.1%     20.3%     19.3%     17.9%
  AA or better                               29.5%     29.3%     29.4%     29.2%     27.1%     26.0%     24.3%
  BB or less                                  7.4%      7.4%      6.8%      6.7%      7.2%      7.8%      7.2%





9/30/01                                                                                                                    PAGE 32

                                              Common Stock / Debt Information
                                     Unaudited [Dollars per Share, except Percentages]

For the Year Ended December 31                1990    1991    1992    1993    1994    1995    1996    1997    1998    1999    2000
---------------------------------------------------------------------------------------------------------------------------------
Common Stock [1]

Highest Price                               15.338  13.813  19.032  24.125  22.188  26.875  28.500  39.063  49.438  57.500  56.375
Lowest Price                                 7.688   9.500  12.625  17.344  17.313  17.313  20.375  24.500  33.500  36.000  22.625
Closing Price                               10.750  13.688  18.500  21.750  17.500  26.875  26.250  39.063  40.907  40.000  47.313

Dividend Payout Ratio [2]                    63.4%   63.5%   38.9%   52.6%   51.0%   39.7%   38.2%   22.8%   43.9%   50.5%   38.3%
Yield [3]                                     6.3%    5.3%    4.1%    3.8%    4.9%    3.4%    3.7%    2.7%    2.7%    2.9%    2.6%

Preferred Stock Dividend (Millions)          9.143  13.033  17.246  17.212  17.119   8.644   0.112   0.106   0.100   0.089   0.078

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                                                                                                   a
     Fitch                                                      AA      AA-     AA-     AA-     AA-     AA-      A+      A+      A+
     Moody's                                                     A2      A2      A1      A2      A2      A2      A2      A2      A3
     Standard and Poors                                          A+      A+      A+      A       A       A       A-      A-      A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best                                       A+      A+      A+      A+      A+      A+      A       A       A
  Lincoln Life - Fitch                                         AAA     AAA     AAA      AA+     AA+     AA+     AA+     AA+     AA
  Lincoln Life - Moody's                                         A1      A1     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3
  Lincoln Life - Standard & Poors                               AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-
  First Penn - A.M. Best*                                        A       A+      A+      A+      A+      A+      A       A       A
  First Penn - Fitch                                                                                    AA+     AA+     AA+     AA
  First Penn - Moody's                                                                                   A1      A1      A1      A1
  First Penn - Standard & Poors*                                AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-
  LLA of New York - A.M. Best*                                                                   A+      A+      A       A       A
  LLA of New York - Fitch*                                                                              AA+     AA+     AA+     AA
  LLA of New York - Moody's                                                                      A1      A1      A1      A1      A1
  LLA of New York - Standard & Poors*                                                           AA-     AA-     AA-     AA-     AA-

Ratios
     Debt to Total
       Capitalization [4]                                    25.7%   21.1%   19.9%   22.8%   18.8%   17.0%   21.2%   23.2%   20.8%
     Debt to Equity [4]                                      34.7%   26.7%   24.9%   29.5%   23.1%   20.5%   26.9%   30.3%   26.3%


                                       Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep
For the Quarter Ended                 1998    1999    1999    1999    1999    2000    2000    2000    2000    2001    2001    2001
---------------------------------------------------------------------------------------------------------------------------------
Common Stock:
Highest Price                       43.344  50.250  53.438  57.500  48.313  41.375  40.063  56.375  50.938  48.250  52.300  52.750
Lowest Price                        33.500  39.281  45.688  36.000  36.500  22.625  29.000  35.625  40.875  38.000  41.280  41.000
Closing Price                       40.906  49.438  52.313  37.563  40.000  33.500  36.125  48.125  47.313  42.470  51.750  46.630


Yield [3]                             2.7%    2.2%    2.1%    2.9%    2.9%    3.5%    3.2%    2.4%    2.6%    2.9%    2.4%    2.6%

Preferred Stock Dividend             0.023   0.024   0.024   0.027   0.014   0.022   0.022   0.021   0.013   0.019   0.018   0.017
(Millions)

Debt: (End of Period)

Senior Debt Ratings
     A.M. Best                                                                                   a       a       a       a       a
     Fitch                               A+      A+      A+      A+      A+      A+      A+      A+      A+      A+      A+      A+
     Moody's                             A2      A2      A2      A2      A2      A2      A2      A2      A3      A3      A3      A3
     Standard and Poors                  A-      A-      A-      A-      A-      A-      A-      A-      A-      A-      A-      A-

Claims Paying Ratings:
  Lincoln Life - A.M. Best               A       A       A       A       A       A       A       A       A       A       A       A
  Lincoln Life - Fitch                  AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA      AA      AA      AA
  Lincoln Life - Moody's                Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3     Aa3
  Lincoln Life - Standard & Poors       AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-
  First Penn - A.M. Best*                A       A       A       A       A       A       A       A       A       A       A       A
  First Penn - Fitch                    AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA      AA      AA      AA
  First Penn - Moody's                   A1      A1      A1      A1      A1      A1      A1      A1      A1      A1      A1      A1
  First Penn - Standard & Poors*        AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-
  LLA of New York - A.M. Best*           A       A       A       A       A       A       A       A       A       A       A       A
  LLA of New York - Fitch*              AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA+     AA      AA      AA      AA
  LLA of New York - Moody's              A1      A1      A1      A1      A1      A1      A1      A1      A1      A1      A1      A1
  LLA of New York - Standard & Poors*   AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-     AA-

Ratios
     Debt to Total
       Capitalization [4]            21.2%   20.7%   22.0%   22.0%   23.2%   23.3%   21.8%   21.2%   20.8%   22.2%   21.2%   21.1%
     Debt to Equity [4]              26.9%   26.2%   28.2%   28.3%   30.3%   30.4%   28.0%   27.0%   26.3%   28.5%   27.0%   26.7%

*   Rating based on affiliation with Lincoln Life
[1] Stock prices shown above include 2-for-1 splits in June 1993, and June 1999
[2] Indicated dividend divided by net income
[3] Indicated dividend divided by the closing price
[4] Equity used in calculation assumes securities at cost.  Minority interest-preferred securities of subsidiary companies (hybrid securities) are considered 50% debt and 50% equity.

    Return on Equity/Return on Capital:
    In order to accommodate the various perspectives, LNC presents three separate Return on Equity numbers on pages 2 and 3 of this Statistical Report.  "Net Income Divided by Average Shareholders' Equity" tends to fluctuate from period to period due to the realization of gains on the sale of investments or subsidiaries during one period and the planned generation of losses in another period for purposes of recovering Federal Taxes previously paid.  "Income from Operations Divided by Average
    Shareholders' Equity" is less volatile but leaves out an important element of earnings for a company that has a long-term goal of enhancing shareholder value by realizing investment gains.  "Adjusted Income from Operations Divided by Adjusted
    Shareholders' Equity" amortizes:
    1) realized security gains on investments  2)  unrealized gains on equity securities over approximately five years and eliminates amortization of goodwill related to acquisitions.

    Return on capital measures the effectiveness of LNC's use of its total capital, which is made up of equity, debt and hybrid securities. Return on capital is calculated by dividing income from operations (after adding back after-tax interest expense)
    by average capital. The difference between return on capital and return on equity presents the effect of leveraging on LNC's consolidated results.
